Greenwich Street Series Fund

Prospectus


April 30, 2002



                                   [GRAPHIC]



                    Diversified Strategic Income Portfolio
--------------------------------------------------------------------------------
Shares of the fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

             Contents


Greenwich Street Series Fund consists of 10 separate investment funds, each with its own investment objective and policies. This prospectus relates to one of those funds--the Diversified Strategic Income Portfolio.

                    ---------------------------------------

                                                       Page
                    ---------------------------------------

                    Investments, risks and performance    2

                    More on the fund's investments        4

                    Management                            7

                    Share transactions                    8

                    Share price                           8

                    Dividends, distributions and taxes    9

                    Financial highlights                 10
                    ---------------------------------------

The Managers:


Smith Barney Fund Management LLC (SBFM), is the manager of the fund. The manager is an affiliate of Salomon Smith Barney Inc. (Salomon Smith Barney) and a subsidiary of Citigroup Inc. (Citigroup). Citigroup businesses offer a broad range of financial services.


SBFM selects investments for the funds for which it serves as manager, except that SBFM has engaged Smith Barney Global Capital Management, Inc., also an affiliate of Salomon Smith Barney and a subsidiary of Citigroup, as subadviser to select investments for the Diversified Strategic Income Portfolio.

SBFM is the fund's administrator.

You should know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

           Investments, risks and performance


Diversified Strategic Income Portfolio


 Manager and subadviser
 SBFM is the manager and Smith Barney Global Capital Management, Inc. is the subadviser
 Portfolio Managers (since)
 James E. Conroy (1991)
 John C. Bianchi (1991)
 Simon R. Hildreth (1995)

 Messrs. Hildreth, Conroy and Bianchi are investment officers of SBFM and managing directors of Salomon Smith Barney. Mr. Hildreth is also a managing director of Smith Barney Global Capital Management, Inc.
 Investment objective
 High current income.

 Principal investment strategies

 Key investments
 The fund invests primarily in three types of fixed income securities:
 . U.S. government and mortgage-related securities
 . foreign government securities
 . corporate debt securities and non-convertible preferred stocks rated below investment grade

 Allocation: The fund currently expects to maintain approximately 50% of its assets in government and mortgage-related securities, 25% in foreign government securities and 25% in below investment grade corporate debt. However, these percentages may vary significantly over time.

 Maturity: The fund will invest primarily in intermediate-term and long-term securities. As a result, the weighted average maturity of the fund's portfolio is normally expected to be from four years to 12 years.
--------------------------------------------------------------------------------

                   Selection process

                   Government and mortgage-related securities

                   In selecting government and mortgage-related securities, the manager focuses on identifying undervalued sectors and securities. Specifically, the manager:
                   .Emphasizes those sectors and maturities that seem to be
                    most undervalued based on the manager's economic and interest rate outlook
                   .Monitors the yield spreads between U.S. Treasury and
                    government agency or instrumentality securities and purchases agency and instrumentality securities when their additional yield justifies their additional risk
                   .Uses research to uncover inefficient sectors of the
                    government and mortgage markets and adjusts portfolio positions to take advantage of new information
                   .Measures the potential impact of supply/demand imbalances, changes in the relative yields for securities with different maturities, and changing prepayment patterns to identify individual securities that balance potential return and risk

                   Foreign government securities

                   In selecting foreign government securities, the subadviser considers and compares the relative yields of various foreign government obligations. The subadviser diversifies this portion of the portfolio by spreading assets among countries and regions. The subadviser also attempts to preserve the U.S. dollar value of securities by using currency derivatives to hedge foreign currency exposure. In selecting securities, the subadviser looks for:
                   .Political and economic stability, and favorable inflation and government deficit prospects
                   .Favorable yield and maturity
                   .Strong financial condition and high credit quality
                   .Low sensitivity to interest rate changes

                   Below investment grade corporate fixed income securities

                   In selecting below investment grade corporate securities, the manager considers and compares the relative yields of various types of obligations and employs a forward looking strategy seeking to identify companies that exhibit favorable earnings prospects or demonstrate a potential for higher ratings over time. The manager looks for:
                   ."Fallen angels" or companies that are repositioning in the marketplace and which the manager believes are temporarily undervalued
                   .Younger companies with smaller capitalizations that have
                    exhibited improving financial strength or improving credit ratings over time

                   Both the manager and the subadviser also employ an active sell strategy to dispose of securities that no longer meet the manager's or the sub-adviser's investment criteria.


2


Greenwich Street Series Fund

Principal risks of investing in the fund

Investors could lose money in the fund, or the fund's performance could fall below other investments, if:

..Interest rates increase, causing the prices of fixed income securities to decline, reducing the value of the fund's portfolio


..As interest rates decline, the issuers of securities held by the fund may pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities



..As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities held by the fund, locking in below market interest rates and reducing the value of these securities


..The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest, or the security's credit rating is downgraded. This risk is higher for below investment grade bonds, as described below

..Foreign government bond investments lose their value because of an increase in market interest rates in one or more regions, a decline in a government's credit rating or financial condition, or a default by a government

..Adverse governmental action or political, economic or market instability affects a foreign country or region

..An unhedged currency in which a security is priced declines in value relative to the U.S. dollar

..The manager's or subadviser's judgment about the attractiveness, relative yield, value or potential appreciation of a particular security, or the proper allocation among types of investments, proves to be incorrect

Payments of principal and interest on mortgage pools issued by instrumentalities of the U.S. government are not guaranteed by the U.S. government. Although payments of principal and interest on mortgage pools issued by some U.S. agencies are guaranteed, this guarantee does not apply to losses resulting from declines in their market values.

Many foreign countries in which the fund invests have less liquid and more volatile markets than in the U.S. In some of these foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

Below investment grade bonds, which are commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.
--------------------------------------------------------------------------------

Fund performance


This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year for the last ten calendar years. The table shows how the fund's average annual returns for different calendar periods compare to the return of an unmanaged, blended index consisting of three broad-based components: ("Blended Index") Merrill Lynch GNMA Master Index (35%), Merrill Lynch Global Bond Index (35%) and Merrill Lynch High Yield Master II Index (30%) and the Lehman Brothers Aggregate Bond Index ("Lehman Brothers Index"), an unmanaged index composed of the Lehman Intermediate Government/Corporate Bond Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if these expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.


Risk return bar chart

                                   [CHART]

                                % Total Return

1992    1993    1994     1995    1996   1997   1998   1999   2000   2001
-----  ------  -------  ------  ------  -----  -----  -----  -----  -----
1.42%  12.56%  (2.81)%  16.18%  11.16%  8.14%  6.41%  1.72%  2.80%  3.17%

Calendar years ended
December 31


The bar chart shows the fund's performance for each full calendar year for the last ten years.


Quarterly returns:

Highest:   4.53% in 1st quarter 1993
Lowest:  (2.29)% in 1st quarter 1994

Risk return table

Average Annual Total Returns

(for the periods ended December 31, 2001)

--------------------------------------------------------------------------------

                       ---------------------------------
                                       One   Five  Ten
                                       year  years years
                       ---------------------------------
                       Fund            3.17% 4.42% 5.93%
                       Blended Index   4.14% 4.91% 7.01%
                       Lehman Brothers
                        Index          8.44% 7.43% 7.23%
                       ---------------------------------





                                                   Greenwich Street Series Fund

More on the Fund's Investments

Additional investments and investment techniques

--------------------------------------------------------------------------------

                         The fund describes its investment objective and its principal investment strat-
                         egies and risks under "Investments, risks and performance."

                         This section provides additional information about the fund's investments and certain portfolio management techniques the fund may use. More information about the fund's investments and portfolio management techniques, some of which entail risk, is included in the statement of additional information (SAI).
-------------------------------------------------------------------------------------------------------------

Equity investments       The fund may invest up to 20% of its assets in common stock and other equity-
                         related securities, including convertible securities, preferred stock, warrants and rights.
-------------------------------------------------------------------------------------------------------------

Fixed income investments The fund may invest up to 35% of its assets in corporate fixed income securities of U.S. issuers rated Ba or lower by Moody's or BB or lower by S&P, but not lower than Caa or CCC, respectively; or, if unrated, judged by the subadviser to be within this quality range. The fund may invest up to 5% of its assets in securities of less developed countries.

                         Fixed income securities include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                         Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign companies; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                         Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

                         The fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

                         The fund may invest up to 15% of its total assets in corporate loans. The primary risk in an investment in corporate loans is that borrowers may be unable to meet their interest and/or principal payment obligations. The fund may acquire an interest in corporate loans by purchasing both participations in and assignments of portions of corporate loans from third parties. Corporate loans in which the fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans which hold a more senior position in the borrower's capital structure or that are secured with collateral. The fund's policy limiting its illiquid securities will be applicable to corporate loans which are also subject to the risks generally associated with investments in illiquid securities.


--------------------------------------------------------------------------------




Greenwich Street Series Fund

------------------------------------------------------------------------------------------------------------

                        Credit quality of fixed income securities

                        If a security receives different ratings, a fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to OTC derivative contracts.

                        Below investment grade securities

                        Securities are below investment grade if:

                         .They are rated, respectively, below one of the top four long-term rating categories by all the nationally recognized rating organizations that have rated the securities

                         .They have received comparable short-term ratings, or

                         .They are unrated securities the manager believes are of comparable quality to below investment grade securities

                        Risks of high yield, lower quality fixed income securities

                        The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down because of market perceptions of deteriorating creditworthiness or economic conditions. Lower quality securities may become illiquid and are hard to value in down markets.
------------------------------------------------------------------------------------------------------------

Derivatives and hedging The fund may, but need not, use derivative contracts, such as futures and op-
techniques              tions on securities, securities indices or currencies; options on these futures;
                        forward currency contracts; and interest rate or currency swaps for any of the following purposes:

                        . To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates

                        . As a substitute for buying or selling securities

                        A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, curren-
                        cies or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce oppor-
                        tunities for gains when stock prices, currency rates or interest rates are chang-
                        ing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.
------------------------------------------------------------------------------------------------------------



                                                   Greenwich Street Series Fund

--------------------------------------------------------------------------------

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

--------------------------------------------------------------------------------

Portfolio turnover The fund may engage in active and frequent trading to achieve its principal in-
                   vestment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.

--------------------------------------------------------------------------------



Greenwich Street Series Fund

Management

The managers


Smith Barney Fund Management LLC (SBFM)

Smith Barney Global Capital Management, Inc. (Subadviser for Diversified Strategic Income Portfolio)


SBFM is located at 333 West 34th Street, New York, New York 10001.



SBFM, is a wholly owned subsidiary of Citigroup. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world. Smith Barney Global Capital Management, Inc., a U.S. registered investment adviser, located at Cottons Centre, Hays Lane, London, England, engaged by SBFM as subadviser for Diversified Strategic Income Portfolio, is also a wholly owned subsidiary of Citigroup.


Management fees

The fund's manager oversees the investment operations of the fund and receives the following fee for these services:

   -----------------------------------------------------------------------------

                                                   Actual management fee
                                                   paid for the fiscal year
                                                   ended December 31, 2001
                                                   (as a percentage of the
                                                   fund's average daily
    Fund                                   Manager net assets)
    -----------------------------------------------------------------------
    Diversified Strategic Income Portfolio  SBFM             0.45%

   -----------------------------------------------------------------------------

Smith Barney Global Capital Management, Inc., as subadviser to the Diversified Strategic Income Portfolio, is paid a fee by SBFM at the annual percentage of 0.15% of the value of the fund's average daily net assets.

Administrator

SBFM serves as administrator to the fund, performing certain account maintenance and administrative services. As compensation for these services SBFM receives a fee equal on an annual basis to 0.20% of the fund's average daily net assets.

Transfer agent and shareholder servicing agent


Travelers Bank & Trust, fsb, serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Global Fund Services serves as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent performs certain shareholder record keeping and accounting services.





                                                   Greenwich Street Series Fund

Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable contract separate accounts investing in the fund could conflict due to differences of tax treatment and other considerations. The fund currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the board of trustees intends to monitor events to identify any material conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund might be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if in the best interests of the fund's shareholders.

Redemption of shares

The redemption price of the fund's shares will be the net asset value next determined after receipt by the fund of a redemption order from a separate account. The fund will ordinarily pay redemption proceeds within one business day, and must pay redemption proceeds within seven days after receipt of the request in good order, except on a day when the New York Stock Exchange is closed or as permitted by the Securities and Exchange Commission in extraordinary circumstances.

Share Price


The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). If the New York Stock Exchange closes early, each fund accelerates the calculation of its net asset value to the actual closing time. The Exchange is closed on certain holidays listed in the SAI.


The fund generally values its portfolio securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the funds may price that security at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.



Greenwich Street Series Fund

Dividends, Distributions and Taxes


The fund intends to qualify and be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Unless otherwise elected by an insurance company separate account, all income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value. Such distributions are includable in gross income of the separate accounts holding these shares. See the accompanying separate account contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.



The fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment. An alternative diversification test may be satisfied under certain circumstances. If the fund fails to comply with these special diversification requirements under the Code, the contracts invested in that fund would not be treated as annuity, endowment or life insurance contracts under the Code.




                                                   Greenwich Street Series Fund

Financial Highlights


The financial highlights tables are intended to help you understand the performance of the fund for the past five years. The information in the following table was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.



For a share of beneficial interest outstanding throughout each year ended December 31:


                                           Diversified Strategic Income Portfolio
                                         2001 (1)   2000 (1)   1999 (1)   1998 (1)   1997
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year        $ 9.70     $10.44     $10.90     $10.89    $10.98
-----------------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                     0.65       0.73       0.73       0.69       0.77
 Net realized and unrealized gain (loss)  (0.36)     (0.45)     (0.55)     (0.01)      0.12
-----------------------------------------------------------------------------------------------
Total income from operations                0.29       0.28       0.18       0.68      0.89
-----------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                    (0.86)     (1.02)     (0.51)     (0.67)     (0.98)
 Capital                                      --         --      (0.13)        --        --
-----------------------------------------------------------------------------------------------
Total distributions                        (0.86)     (1.02)     (0.64)     (0.67)    (0.98)
-----------------------------------------------------------------------------------------------
Net asset value, end of year              $ 9.13     $ 9.70     $10.44     $10.90    $10.89
-----------------------------------------------------------------------------------------------
Total return                                3.17%      2.80%      1.72%      6.41%     8.14%
-----------------------------------------------------------------------------------------------
Net assets, end of year (millions)        $   79     $   70     $   74     $   81    $   63
-----------------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                  0.76%      0.78%      0.78%      0.78%      0.78%
 Net investment income                     6.86       7.40       6.88       6.38       7.29
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                      118%       102%       111%        86%       47%
-----------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.


Greenwich Street Series Fund

Greenwich Street Series Fund

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends one report to a household if more than one account has the same address. Contact your participating life insurance company representative if you do not want this policy to apply to you.

Statement of additional information. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010 or writing to Greenwich Street Series Fund, 125 Broad Street, New York, NY 10004.


Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Each fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

                    Diversified Strategic Income Portfolio


(Investment Company Act file no. 811-6310)

L-22804 4/02

Greenwich Street Series Fund

Prospectus

April 30, 2002



                                    [GRAPHIC]


                Salomon Brothers Variable Emerging Growth Fund

--------------------------------------------------------------------------------

Shares of the fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

             Contents


Greenwich Street Series Fund consists of 10 separate investment funds, each with its own investment objective and policies. This prospectus relates only to one fund--the Salomon Brothers Variable Emerging Growth Fund.



--------------------------------------------------------------------------------

                                                                           Page
--------------------------------------------------------------------------------

Investments, risks and performance                                          2

More on the fund's investments                                              4

Management                                                                  6

Share transactions                                                          6

Share price                                                                 7

Dividends, distributions and taxes                                          7

Financial highlights                                                        8
--------------------------------------------------------------------------------



The Manager:



Salomon Brothers Asset Management Inc (SaBAM) is the manager of the fund. SaBAM is an affiliate of Salomon Smith Barney Inc. (Salomon Smith Barney) and a subsidiary of Citigroup Inc. ("Citigroup"). Citigroup businesses offer a broad range of financial services.





Smith Barney Fund Management LLC (SBFM) is the fund's administrator.


You should know:


An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.




                                                   Greenwich Street Series Fund

Investments, risks and performance


Salomon Brothers Variable Emerging Growth Fund

Manager                      Investment objective

SaBAM is the manager         Capital appreciation.

Portfolio Manager            Principal investment strategies

SaBAM uses a team management Key investments
approach.
                             The fund invests primarily in common stocks of emerging growth companies, without regard to market capitalization. These are domestic or foreign companies the manager believes are in the early stages of their life cycles and have the potential to become major enterprises. The fund may invest up to 20% of its assets in securities of foreign issuers.

--------------------------------------------------------------------------------

                               Selection process

                               The fund's primary approach is to seek what the manager believes to be unusually attractive growth investments on an individual company basis, while spreading investments among many industries and sectors. The manager uses fundamental analysis to identify individual companies it believes offer exceptionally high prospects for growth. The manager selects investments for their potential capital appreciation; any ordinary income is incidental.

                               In selecting individual companies for
                               investment, the manager looks for:

                               . Above average earnings growth

                               . A pattern of reported earnings that exceed
                                 market expectations

                               . Rising earnings estimates over the next
                                 several quarters

                               . High relative return on invested capital

                               The fund may also invest in special situations involving new management, special products and techniques, unusual developments, mergers or liquidations.




Greenwich Street Series Fund

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

.. Stock prices decline generally
.. Emerging growth companies fall out of favor with investors
.. The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect
.. A particular product or service developed by a company in which the fund invests is unsuccessful, the company does not meet earnings expectations or other events depress the value of the company's stock
.. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources.

Compared to large capitalization companies, emerging growth companies are more likely to have:

.. More limited product lines
.. Fewer capital resources
.. More limited management depth

Further, securities of emerging growth companies are more likely to:

.. Experience sharper swings in market values
.. Be harder to sell at times and prices the manager believes appropriate .. Offer greater potential for gains and losses


Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year since inception. The table shows how the fund's average annual returns for different calendar periods compare to the return of the NASDAQ Composite Index, an unmanaged broad-based index of common stocks and the Russell 2500 Growth Index, a broad-based unmanaged index of stocks of small to medium capitalization companies. Past performance does not necessarily indicate how the fund will perform in the future. Prior to February 10, 2000, performance figures presented in the bar chart and the table were produced by an unaffiliated manager. Performance figures do not reflect expenses incurred from investing through a separate account; if those expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.


Risk return bar chart

                            [CHART]

                        % Total Return

  1994      1995     1996     1997    1998    1999     2000     2001
  ----      ----     ----     ----    ----    ----     ----     ----
 (7.48)%   42.89%   17.83%   21.16%  37.14%  107.14%  27.27%   (5.32)%

Calendar years ended
December 31

The bar chart shows the fund's performance for each full calendar year since inception.

Quarterly returns:

Highest: 63.83% in 4th quarter 1999
Lowest: (21.19)% in 3rd quarter 2001

Risk return table

Average Annual Total Returns
(for the periods ended December 31, 2001)

------------------------------------------
             One      Five      Since
             year     years     inception*
------------------------------------------
Fund          (5.32)% 32.91%    26.61%
NASDAQ
Composite
 Index       (21.05)%  8.60%    12.15%
Russell 2500
 Growth
 Index       (10.83)%  6.60%    9.64%
------------------------------------------

* Inception date of 12/03/93
Index comparison begins on December 3, 1993.
For the Russell 2500 Growth Index, the index comparison begins on December 31, 1993. Prior to February 10, 2000, performance figures presented in the bar chart and table were produced by an unaffiliated manager.






                                                   Greenwich Street Series Fund

More on the Fund's Investments


Additional investments and investment techniques


-----------------------------------------------------------------------------------------------------------
                         The fund describes its investment objective and its principal investment strategies and risks under "Investments, risks and performance."

                         This section provides additional information about the fund's investments and certain portfolio management techniques the funds may use. More information about the fund's investments and portfolio management techniques, some of which entail risk, is included in the SAI.
-----------------------------------------------------------------------------------------------------------

Equity investments       Equity securities include exchange-traded and over-the-counter (OTC)
                         common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

                         The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or portion of equity index.
-----------------------------------------------------------------------------------------------------------
Fixed income investments Fixed income securities include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                         Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign companies; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                         Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.
-----------------------------------------------------------------------------------------------------------

Derivatives and hedging  The fund may, but need not, use derivative contracts, such as futures and op-
techniques               tions on securities, securities indices or currencies; options on these futures;
                         forward currency contracts; and interest rate or currency swaps for any of the following purposes:

                         . To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates

                         . As a substitute for buying or selling securities

                         A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure.
                         Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on
-----------------------------------------------------------------------------------------------------------




Greenwich Street Series Fund

----------------------------------------------------------------------------------------------------

                    derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.
----------------------------------------------------------------------------------------------------

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary de-
                    fensive positions in all types of money market and short-term debt securities.
                    If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
----------------------------------------------------------------------------------------------------

Portfolio turnover  The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.
----------------------------------------------------------------------------------------------------




                                                   Greenwich Street Series Fund

Management


The manager





Salomon Brothers Asset Management Inc (SaBAM)





SaBAM is located at 388 Greenwich Street, New York, New York 10013.



SaBAM is a wholly owned subsidiary of Citigroup. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.


Management fees


The fund's manager oversees the investment operations of the fund and receives the following fee for these services:


--------------------------------------------------------------------------------
                                                        Actual management fee
                                                        paid for the fiscal year
                                                        ended December 31, 2001
                                                        (as a percentage of the
                                                        fund's average daily net
Fund                                            Manager assets)
--------------------------------------------------------------------------------
Salomon Brothers Variable Emerging Growth Fund*  SaBAM           0.75%
--------------------------------------------------------------------------------




* In November 2001, SBFM assigned the investment advisory agreement of Salomon Brothers Variable Emerging Growth Fund to its affiliate, SaBAM.




Administrator


SBFM serves as administrator to the fund, performing certain account maintenance and administrative services. As compensation for these services SBFM normally receives a fee equal on an annual basis to 0.20% of the fund's average daily net assets.


Transfer agent and shareholder servicing agent


Travelers Bank & Trust, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Global Fund Services serves as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent performs certain shareholder record keeping and accounting services.




Share Transactions


Availability of the fund



Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.



The interests of different variable contract separate accounts investing in the fund could conflict due to differences of tax treatment and other considerations. The fund currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the board of trustees intends to monitor events to identify any material conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be




Greenwich Street Series Fund
required to withdraw their investments in the fund and shares of another fund might be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if in the best interests of the fund's shareholders.


Redemption of shares


The redemption price of the fund's shares will be the net asset value next determined after receipt by the fund of a redemption order from a separate account. The fund will ordinarily pay redemption proceeds within one business day, and must pay redemption proceeds within seven days after receipt of the request in good order, except on a day when the New York Stock Exchange is closed or as permitted by the Securities and Exchange Commission in extraordinary circumstances.


Share Price


The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). If the New York Stock Exchange closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The Exchange is closed on certain holidays listed in the SAI.



The fund generally values its portfolio securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price that security at fair value. Fair value is determined in accordance with procedures approved by the fund's board. The fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.


International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.



Dividends, Distributions and Taxes


The fund intends to qualify and be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Unless otherwise elected by an insurance company separate account, all income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value. Such distributions are includable in gross income of the separate accounts holding these shares. See the accompanying separate account contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.



The fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment. An alternative diversification test may be satisfied under certain circumstances. If the fund fails to comply with these special diversification requirements under the Code, the contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.




                                                   Greenwich Street Series Fund

Financial Highlights


The financial highlights tables are intended to help you understand the performance of the fund for the past five years. The information in the following table was audited by KPMG LLP, independent auditors, whose report, along with each fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.


For a share of beneficial interest outstanding throughout each year ended December 31:

                                                    Salomon Brothers Variable
                                                     Emerging Growth Fund(2)
                                         2001(1)    2000      1999     1998(1)  1997
----------------------------------------------------------------------------------------
Net asset value, beginning of year       $ 178.99   $ 231.77  $137.41  $118.09  $110.81
----------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment loss                        (0.50)     (2.17)   (1.82)   (1.05)   (0.84)
 Net realized and unrealized gain (loss)    (9.85)     66.22   125.37    41.86    23.24
----------------------------------------------------------------------------------------
Total income (loss) from operations        (10.35)     64.05   123.55    40.81    22.40
----------------------------------------------------------------------------------------
Less distributions from:
 Net realized gains                       (142.66)   (116.83)  (29.19)  (21.49)  (15.12)
----------------------------------------------------------------------------------------
Total distributions                       (142.66)   (116.83)  (29.19)  (21.49)  (15.12)
----------------------------------------------------------------------------------------
Net asset value, end of year             $  25.98   $ 178.99  $231.77  $137.41  $118.09
----------------------------------------------------------------------------------------
Total return                                (5.32)%    27.27%  107.14%   37.14%   21.16%
----------------------------------------------------------------------------------------
Net assets, end of year (000's)          $ 12,745   $ 18,646  $27,067  $21,147  $20,004
----------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                    1.18%      1.18%    1.30%    1.28%    1.26%
 Net investment loss                        (0.97)     (0.90)   (1.01)   (0.88)   (0.72)
----------------------------------------------------------------------------------------
Portfolio turnover rate                         0%       122%     113%      98%     102%
----------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Per share amounts have been restated to reflect a 1 for 7 reverse stock split which was effective on September 7, 2001.



Greenwich Street Series Fund

Greenwich Street Series Fund

Additional Information


Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.



The fund sends one report to a household if more than one account has the same address. Contact your participating life insurance company representative if you do not want this policy to apply to you.


Statement of additional information. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010 or writing to Greenwich Street Series Fund, 125 Broad Street, New York, New York 10004.



Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.



If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.


Salomon Brothers Variable Emerging Growth Fund




(Investment Company Act file no. 811-6310)

L-18523  4/02

Greenwich Street Series Fund

Prospectus

April 30, 2002


                                   [GRAPHIC]


              Salomon Brothers Variable International Equity Fund
--------------------------------------------------------------------------------


Shares of the fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

             Contents


Greenwich Street Series Fund consists of 10 separate investment funds, each with its own investment objective and policies. This prospectus relates only to one fund--the Salomon Brothers Variable International Equity Fund.



--------------------------------------------------------------------------------

                                                                           Page
--------------------------------------------------------------------------------

Investments, risks and performance                                          2

More on the fund's investments                                              4

Management                                                                  6

Share transactions                                                          7

Share price                                                                 7

Dividends, distributions and taxes                                          8

Financial highlights                                                        9
--------------------------------------------------------------------------------





The Manager:



Salomon Brothers Asset Management Inc (SaBAM) is the manager of the fund. SaBAM is an affiliate of Salomon Smith Barney Inc. (Salomon Smith Barney) and a subsidiary of Citigroup Inc. ("Citigroup"). Citigroup businesses offer a broad range of financial services.





Smith Barney Fund Management LLC (SBFM) is the fund's administrator.


You should know:


An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.




                                                   Greenwich Street Series Fund

Investments, risks and performance


Salomon Brothers Variable International Equity Fund


Manager                      Investment objective

SaBAM is the manager         Total return on its assets from growth of capital and income.

Portfolio Managers           Principal investment strategies

SaBAM uses a team management Key investments
approach.
                             Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities or other investments with similar economic characteristics, of foreign companies. Equity securities include exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities.


--------------------------------------------------------------------------------

                               Selection process

                               The manager emphasizes individual security selection while diversifying the fund's investments across regions and countries. While the manager selects investments primarily for their capital appreciation potential, some investments have an income component as well. Companies in which the fund invests may have large, medium or small market capitalizations and may operate in any market sector. Depending on the manager's assessment of a country's or sector's potential for long-term growth, the fund's emphasis among foreign markets and types of companies may vary.

                               In selecting individual companies for
                               investment, the manager looks for:

                               . Above average earnings growth

                               . High relative return on invested capital

                               . Experienced and effective management

                               . Effective research, product development and
                                 marketing

                               . Competitive advantages

                               . Strong financial condition or stable or
                                 improving credit quality

                               By spreading the fund's investments across many international markets, the manager seeks to reduce volatility compared to an investment in a single region. Unlike global mutual funds, which may allocate a substantial portion of assets to the U.S. markets, the fund invests substantially all of its assets in countries outside of the U.S. In allocating assets among countries and regions, the economic and political factors the manager evaluates include:

                               . Low or decelerating inflation which creates a
                                 favorable environment for securities markets

                               . Stable government with policies that encourage
                                 economic growth, equity investment and
                                 development of securities markets

                               . Currency stability

                               . The range of individual investment
                                 opportunities




Greenwich Street Series Fund

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

.. Foreign stock prices decline

.. Adverse governmental action or political, economic or market instability occurs in a foreign country or region

.. The currency in which a security is priced declines in value relative to the U.S. dollar

.. The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of emerging markets.

Economic and Monetary Union (EMU) and the introduction of a single European currency (the Euro), which began on January 1, 1999, may increase uncertainties relating to investment in European markets. Among other things, EMU entails sharing a single currency and official interest rate and adhering to limits on government borrowing by participating countries. EMU is driven by the expectation of economic benefits, however, there are significant risks associated with EMU. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions.

--------------------------------------------------------------------------------
Fund Performance


This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year since inception. The table shows how the fund's average annual returns for different calendar periods compare to the return of the Morgan Stanley EAFE Index ("EAFE Index"), an unmanaged broad-based index of foreign stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if those expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.


Risk return bar chart

                       [CHART]

                   % Total Return

 1994    1995    1996    1997     1998    1999     2000      2001
 ----    ----    ----    ----     ----    ----     ----      ----
(8.36)%  8.80%  21.38%  (2.18)%  18.84%   66.20%  (18.90)%  (30.80)%

Calendar years ended
December 31

The bar chart shows the fund's performance for each full calendar year since inception.

Quarterly Returns:

Highest: 41.59% in 4th quarter 1999

Lowest: (22.44)% in 3rd quarter 2001


Risk return table

Average Annual Total Returns
(for the periods ended December 31, 2001)

--------------------------------
       One      Five  Since
       year     years inception*
--------------------------------
Fund   (30.80)% 1.63% 3.48%
EAFE
 Index (21.44)% 0.89% 3.92%
--------------------------------

* Inception date of 12/03/93
Index comparison begins on December 3, 1993






                                                   Greenwich Street Series Fund

More on the Fund's Investments


Additional investments and investment techniques


-----------------------------------------------------------------------------------------------------------
                         The fund describes its investment objective and its principal investment strategies and risks under "Investments, risks and performance."

                         This section provides additional information about the fund's investments and certain portfolio management techniques the funds may use. More information about the fund's investments and portfolio management techniques, some of which entail risk, is included in the SAI.
-----------------------------------------------------------------------------------------------------------

Equity investments       Equity securities include exchange-traded and over-the-counter (OTC)
                         common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity
                         -participations.

                         The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or portion of equity index.
-----------------------------------------------------------------------------------------------------------

Fixed income investments Fixed income securities include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                         Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign companies; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
                         Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

                         The fund may invest up to 20% of its assets in debt securities of any credit quality or maturity of foreign corporate and governmental issuers, as well as
                         U.S. government securities and money market obligations of U.S. and foreign






Greenwich Street Series Fund

-----------------------------------------------------------------------------------------------------------

Derivatives and hedging The fund may, but need not, use derivative contracts, such as futures and op-
techniques              tions on securities, securities indices or currencies; options on these futures;
                        forward currency contracts; and interest rate or currency swaps for any of the following purposes:

                        . To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates

                        . As a substitute for buying or selling securities

                        A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure.
                        Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on de-
                        rivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative con-
                        tracts present the same types of credit risk as issuers of fixed income securities.
                        Derivatives can also make the fund less liquid and harder to value, especially in declining markets.
-----------------------------------------------------------------------------------------------------------

Defensive investing     The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary de-
                        fensive positions in all types of money market and short-term debt securities.
                        If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
-----------------------------------------------------------------------------------------------------------

Portfolio turnover      The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.




-----------------------------------------------------------------------------------------------------------






                                                   Greenwich Street Series Fund

Management


The manager




Salomon Brothers Asset Management Inc. (SaBAM)




SaBAM is located at 388 Greenwich Street, New York, New York 10013.



SaBAM is a wholly owned subsidiary of Citigroup. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.


Management fees


The fund's manager oversees the investment operations of the fund and receives the following fee for these services:



-------------------------------------------------------------------------------------
                                                             Actual management fee
                                                             paid for the fiscal year
                                                             ended December 31, 2001
                                                             (as a percentage of the
                                                             fund's average daily net
Fund                                                 Manager assets)
-------------------------------------------------------------------------------------
Salomon Brothers Variable International Equity Fund*  SaBAM           0.85%
-------------------------------------------------------------------------------------





* In November 2001, SBFM assigned the investment advisory agreement of Salomon Brothers Variable International Equity Fund to its affiliate, SaBAM.




Administrator


SBFM serves as administrator to the fund, performing certain account maintenance and administrative services. As compensation for these services SBFM normally receives a fee equal on an annual basis to 0.20% of the fund's average daily net assets.


Transfer agent and shareholder servicing agent


Travelers Bank & Trust, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Global Fund Services serves as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent performs certain shareholder record keeping and accounting services.






Greenwich Street Series Fund

Share Transactions


Availability of the fund



Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.



The interests of different variable contract separate accounts investing in the fund could conflict due to differences of tax treatment and other considerations. The fund currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the board of trustees intends to monitor events to identify any material conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund might be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if in the best interests of the fund's shareholders.


Redemption of shares


The redemption price of the fund's shares will be the net asset value next determined after receipt by the fund of a redemption order from a separate account. The fund will ordinarily pay redemption proceeds within one business day, and must pay redemption proceeds within seven days after receipt of the request in good order, except on a day when the New York Stock Exchange is closed or as permitted by the Securities and Exchange Commission in extraordinary circumstances.


Share Price


The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). If the New York Stock Exchange closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The Exchange is closed on certain holidays listed in the SAI.



The fund generally values its portfolio securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price that security at fair value. Fair value is determined in accordance with procedures approved by the fund's board. The fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.


International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.





                                                   Greenwich Street Series Fund

Dividends, Distributions and Taxes


The fund intends to qualify and be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Unless otherwise elected by an insurance company separate account, all income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value. Such distributions are includable in gross income of the separate accounts holding these shares. See the accompanying separate account contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.



The fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment. An alternative diversification test may be satisfied under certain circumstances. If the fund fails to comply with these special diversification requirements under the Code, the contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.




Greenwich Street Series Fund

Financial Highlights


The financial highlights tables are intended to help you understand the performance of the fund for the past five years. The information in the following table was audited by KPMG LLP, independent auditors, whose report, along with each fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.




For a share of beneficial interest outstanding throughout each year ended December 31:

                                                     Salomon Brothers Variable
                                                    International Equity Fund(1)
                                         2001(2)     2000(2)    1999     1998(2)  1997
-------------------------------------------------------------------------------------------
Net asset value, beginning of year        $ 192.64   $ 331.20   $223.04  $188.48  $193.12
-------------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment loss                         (0.05)     (1.92)    (2.88)   (0.48)   (0.32)
 Net realized and unrealized gain (loss)    (59.15)    (53.92)   136.96    36.00    (3.84)
-------------------------------------------------------------------------------------------
Total income (loss) from operations         (59.20)    (55.84)   134.08    35.52    (4.16)
-------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                          --      (9.44)    (0.16)   (0.96)   (0.48)
 Net realized gains                        (124.33)    (73.28)   (25.76)      --       --
-------------------------------------------------------------------------------------------
Total distributions                        (124.33)    (82.72)   (25.92)   (0.96)   (0.48)
-------------------------------------------------------------------------------------------
Net asset value, end of year              $   9.11   $ 192.64   $331.20  $223.04  $188.48
-------------------------------------------------------------------------------------------
Total return                                (30.80)%   (18.90)%   66.20%   18.84%   (2.18)%
-------------------------------------------------------------------------------------------
Net assets, end of year (000s)            $  5,554   $ 11,022   $24,370  $23,482  $28,347
-------------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                     1.41%      1.41%     1.33%    1.40%    1.31%
 Net investment loss                         (0.23)     (0.78)    (0.33)   (0.25)   (0.23)
-------------------------------------------------------------------------------------------
Portfolio turnover rate                          0%         1%       17%      30%      21%
-------------------------------------------------------------------------------------------

(1) Per share amounts have been restated to reflect a 1 for 16 reverse stock split which was effective on September 7, 2001.
(2) Per share amounts have been calculated using the monthly average shares method.



                                                   Greenwich Street Series Fund

Greenwich Street Series Fund

Additional Information


Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.



The fund sends one report to a household if more than one account has the same address. Contact your participating life insurance company representative if you do not want this policy to apply to you.


Statement of additional information. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010 or writing to Greenwich Street Series Fund, 125 Broad Street, New York, New York 10004.


Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.




                           Salomon Brothers Variable
                           International Equity Fund



(Investment Company Act file no. 811-6310)

        4/02

Greenwich Street Series Fund

Prospectus


April 30, 2002


[GRAPHIC]

                            Appreciation Portfolio
--------------------------------------------------------------------------------
Shares of the fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

         Contents

Greenwich Street Series Fund consists of 10 separate investment funds, each with its own investment objective and policies. This prospectus relates only to one fund--the Appreciation Portfolio.

--------------------------------------------------------------------------------

                                   Page
---------------------------------------
Investments, risks and performance  2
More on the fund's investments      4
Management                          6
Share transactions                  7
Share price                         7
Dividends, distributions and taxes  8
Financial highlights                9

--------------------------------------------------------------------------------

The Manager:


Smith Barney Fund Management LLC (SBFM), is the manager of the fund. The manager is an affiliate of Salomon Smith Barney Inc. (Salomon Smith Barney) and a subsidiary of Citigroup Inc. (Citigroup). Citigroup businesses offer a broad range of financial services.


SBFM is the fund's administrator.

You should know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.



                                                   Greenwich Street Series Fund

           Investments, risks and performance


Appreciation Portfolio


 Manager
 SBFM is the manager

 Portfolio Manager
 Harry D. Cohen (since 1991)
 Mr. Cohen is an investment officer of SBFM and a managing director of Salomon Smith Barney
 Investment objective
 Long-term appreciation of capital.

 Principal investment strategies

 Key investments
 The fund invests primarily in equity securities of U.S. companies. The fund typically invests in medium and large capitalization companies but may also invest in small capitalization companies. Equity securities include exchange traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.
--------------------------------------------------------------------------------

                               Selection process
                               The manager's investment strategy consists of individual company selection and management of cash reserves. The manager looks for investments among a strong core of growth and value stocks, consisting primarily of blue chip companies dominant in their industries. The fund may also invest in companies with prospects for sustained earnings growth and/or a cyclical earnings record.

                               In selecting individual companies for the fund's portfolio, the manager looks for the following:
                                .Strong or rapidly improving balance sheets
                                .Recognized industry leadership
                                .Effective management teams that exhibit a
                                 desire to earn consistent returns for
                                 shareholders

                               In addition, the manager considers the following characteristics:
                                .Past growth records
                                .Future earnings prospects
                                .Technological innovation
                                .General market and economic factors
                                .Current yield or potential for dividend growth

                               Generally, companies in the fund's portfolio fall into one of the following categories:
                                .Undervalued companies: companies with assets
                                 or earning power that are either unrecognized or undervalued. The manager generally looks for a catalyst that will unlock these values. The manager also looks for companies that are expected to have unusual earnings growth or whose stocks appear likely to go up in value because of marked changes in the way they do business (for example, a corporate restructuring).
                                .Growth at a reasonable price: companies with
                                 superior demonstrated and expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies' products.

                               The manager adjusts the amount held in cash reserves depending on the manager's outlook for the stock market. The manager will increase the fund's allocation to cash when, in the manager's opinion, market valuation levels become excessive. The manager may sometimes hold a significant portion of the fund's assets in cash while waiting for buying opportunities or to provide a hedge against stock market declines.


Greenwich Street Series Fund

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

..The U.S. stock market declines

..Large and medium capitalization stocks or growth stocks are temporarily out of favor

..An adverse event depresses the value of a company's stock

..The manager's judgment about the attractiveness, value or potential appreciation of a particular stock or about the amount to hold in cash reserves proves to be incorrect

--------------------------------------------------------------------------------



Fund Performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year for the last 10 years. The table shows how the fund's average annual returns for different calendar periods compare to the return of Standard & Poor's 500 Stock Price Index (the "S&P 500 Index"), an unmanaged broad-based index of common stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if those expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Risk return bar chart
                                 [CHART]

                                % Total Return

     1992  1993   1994   1995   1996   1997   1998   1999   2000    2001
    ----- ----- ------- ------ ------ ------ ------ ------ ------- -------
    6.13% 7.12% (1.12)% 28.84% 19.77% 26.39% 19.15% 13.12% (0.41)% (3.97)%

  Calendar years ended
  December 31




The bar chart shows the fund's performance for each full calendar year since inception for the last 10 years.

Quarterly returns:

Highest: 16.91% in 4th quarter 1998

Lowest: (12.15)% in 3rd quarter 2001


Risk return table

Average Annual Total Returns

(for the periods ended December 31, 2001)

--------------------------------------------------------------------------------

              One      Five   Ten
              year     years  Years
------------------------------------
Fund           (3.97)% 10.25% 10.95%
S&P 500 Index (11.88)% 10.70% 12.93%
------------------------------------





                                                   Greenwich Street Series Fund

More on the Fund's Investments

Additional investments and investment techniques

                         The fund describes its investment objective and its principal investment strat-
                         egies and risks under "Investments, risks and performance."

                         This section provides additional information about the fund's investments and certain portfolio management techniques the funds may use. More information about the fund's investments and portfolio management techniques, some of which entail risk, is included in the statement of additional information (SAI).
------------------------------------------------------------------------------------------------------------

Equity investments       Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

                         The fund may invest up to 10% of its net assets in securities of foreign issuers directly or in the form of American Depository Receipts, European Depository
                         Receipts or similar securities representing interests in common stock of foreign issuers.

                         The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or portion of equity index.
------------------------------------------------------------------------------------------------------------

Fixed income investments Although the fund intends to be fully invested in equity securities, it may invest up to 35% of its total assets in debt securities and money market instruments for cash management or other purposes.

                         Fixed income securities include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                         Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign companies; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                         Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.
------------------------------------------------------------------------------------------------------------

Derivatives and hedging  The fund may, but need not, use derivative contracts, such as futures and
techniques               options on securities, securities indices or currencies; options on these futures;
                         forward currency contracts; and interest rate or currency swaps for any of the following purposes:

                          .To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
                          .As a substitute for buying or selling securities


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Greenwich Street Series Fund

--------------------------------------------------------------------------------


                    A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, curren-
                    cies or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce oppor-
                    tunities for gains when stock prices, currency rates or interest rates are changing.
                    A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.
--------------------------------------------------------------------------------------------------------

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
--------------------------------------------------------------------------------------------------------

Portfolio turnover  The fund may engage in active and frequent trading to achieve its principal in-
                    vestment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.



--------------------------------------------------------------------------------


                                                   Greenwich Street Series Fund

Management

The manager


      Smith Barney Fund Management LLC (SBFM)


SBFM is located at 333 West 34th Street, New York, New York 10001.



SBFM is a wholly owned subsidiary of Citigroup. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.


Management fees

The fund's manager oversees the investment operations of the fund and receives the following fee for these services:

   -----------------------------------------------------------------------------

                                           Actual management fee
                                           paid for the fiscal year
                                           ended December 31, 2001
                                           (as a percentage
                                           of the fund's
            Fund                   Manager average daily net assets)
            --------------------------------------------------------
            Appreciation Portfolio  SBFM             0.55%

   -----------------------------------------------------------------------------

Administrator

SBFM serves as administrator to the fund, performing certain account maintenance and administrative services. As compensation for these services SBFM receives a fee equal on an annual basis to 0.20% of the fund's average daily net assets.

Transfer agent and shareholder servicing agent


Travelers Bank & Trust, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Global Fund Services serves as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent performs certain shareholder record keeping and accounting services.






Greenwich Street Series Fund

Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable contract separate accounts investing in the fund could conflict due to differences of tax treatment and other considerations. The fund currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the board of trustees intends to monitor events to identify any material conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund might be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if in the best interests of the fund's shareholders.

Redemption of shares

The redemption price of the fund's shares will be the net asset value next determined after receipt by the fund of a redemption order from a separate account. The fund will ordinarily pay redemption proceeds within one business day, and must pay redemption proceeds within seven days after receipt of the request in good order, except on a day when the New York Stock Exchange is closed or as permitted by the Securities and Exchange Commission in extraordinary circumstances.

Share Price

The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the SAI. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). If the New York Stock Exchange closes early, each fund accelerates the calculation of its net asset value to the actual closing time.

The fund generally values its portfolio securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price that security at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.




                                                   Greenwich Street Series Fund

Dividends, Distributions and Taxes


The fund intends to qualify and be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code"). In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Unless otherwise elected by an insurance company separate account, all income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value. Such distributions are includable in gross income of the separate accounts holding these shares. See the accompanying separate account contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.



The fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment. An alternative diversification test may be satisfied under certain circumstances. If the fund fails to comply with these special diversification requirements under the Code, the contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.




Greenwich Street Series Fund

Financial Highlights


The financial highlights tables are intended to help you understand the performance of the fund for the past five years. The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.



For a share of beneficial interest outstanding throughout each year ended December 31:


                                                  Appreciation Portfolio
                                         2001(1)  2000(1)  1999    1998(1) 1997
----------------------------------------------------------------------------------
Net asset value, beginning of year       $22.81   $23.39   $21.16  $18.73  $15.86
----------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                     0.18     0.27     0.13    0.27    0.24
 Net realized and unrealized gain (loss)  (1.09)   (0.37)    2.62    3.24    3.90
----------------------------------------------------------------------------------
Total income (loss) from operations       (0.91)   (0.10)    2.75    3.51    4.14
----------------------------------------------------------------------------------
Less distributions from:
 Net investment income                    (0.24)   (0.17)   (0.16)  (0.22)  (0.21)
 Net realized gains                          --    (0.31)   (0.36)  (0.86)  (1.06)
----------------------------------------------------------------------------------
Total distributions                       (0.24)   (0.48)   (0.52)  (1.08)  (1.27)
----------------------------------------------------------------------------------
Net asset value, end of year             $21.66   $22.81   $23.39  $21.16  $18.73
----------------------------------------------------------------------------------
Total return                              (3.97)%  (0.41)%  13.12%  19.15%  26.39%
----------------------------------------------------------------------------------
Net assets, end of year (millions)       $  638   $  610   $  529  $  246  $  144
----------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                  0.77%    0.78%    0.79%   0.80%   0.80%
 Net investment income                     0.83     1.18     1.18    1.36    1.68
----------------------------------------------------------------------------------
Portfolio turnover rate                      59%      64%      53%     22%     34%
----------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.



                                                   Greenwich Street Series Fund

Greenwich Street Series Fund

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends one report to a household if more than one account has the same address. Contact your participating life insurance company representative if you do not want this policy to apply to you.

Statement of additional information. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010 or writing to Greenwich Street Series Fund, 125 Broad Street, New York, NY 10004.


Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

                            Appreciation Portfolio



(Investment Company Act file no. 811-6310)

L-21694 4/02

Greenwich Street Series Fund

Prospectus


April 30, 2002


[GRAPHIC]

                            Equity Index Portfolio
--------------------------------------------------------------------------------
                                Class I Shares
Shares of the fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

         Contents


Greenwich Street Series Fund consists of 10 separate investment funds, each with its own investment objective and policies. This prospectus relates to one of those funds--the Equity Index Portfolio--Class I Shares.
--------------------------------------------------------------------------------

                                                       Page
                    ---------------------------------------
                    Investments, risks and performance  2
                    More on the fund's investments      4
                    Management                          6
                    Share transactions                  7
                    Share price                         7
                    Dividends, distributions and taxes  8
                    Financial highlights                9

--------------------------------------------------------------------------------

The Manager:


Travelers Investment Management Company (TIMCO) is the manager of the fund. The manager is an affiliate of Salomon Smith Barney Inc. (Salomon Smith Barney) and a subsidiary of Citigroup Inc. (Citigroup). Citigroup businesses offer a broad range of financial services.


TIMCO, as manager of the fund, selects investments for the fund.


Smith Barney Fund Management LLC (SBFM) is the fund's administrator.


You should know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

           Investments, risks and performance





 Manager
 TIMCO is the manager

 Portfolio Manager
 Sandip A. Bhagat (since 1994)

 Mr. Bhagat is an investment officer of SBFM and president of TIMCO

 Investment objective
 Investment results that, before expenses, correspond to the price and yield performance of the S&P 500 Index. The fund will hold substantially all of the stocks in the S&P 500 Index, with comparable economic sector weightings, market capitalization and liquidity.

 Principal investment strategies
 Key investments

 Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics included in the S&P 500 Index.


 The fund invests at least 90% of its assets in common stocks included in the S&P 500 Index. The fund holds stocks of substantially all of the companies in the S&P 500 Index, including those companies headquartered outside the U.S.
 The fund may purchase stock index futures and related options to hedge any cash reserves in anticipation of purchasing additional stocks at a later date.
--------------------------------------------------------------------------------

                               Selection process
                               The fund is managed as a pure index fund. This means the manager does not evaluate individual companies to identify attractive investment candidates. Instead, the manager attempts to mirror the composition of the S&P 500 Index as closely as possible by adjusting the fund's portfolio as necessary. With the exception of a portion of the assets held in cash and liquid securities to meet redemptions, the fund intends to be fully invested in common stocks.

                               The S&P 500 Index is one of the mostly widely used benchmarks of U.S. equity performance. The index is unmanaged and consists of 500 stocks chosen for market capitalization, liquidity and industry group representation. The index is market-value-weighted, so the larger of the 500 companies have a bigger impact on the performance of the index.

                               The fund's ability to replicate the performance of the S&P 500 will depend to some extent on the size of cash flows into and out of the fund. The fund will make investment changes to accommodate these cash flows and to maximize the similarity of the fund's assets to those of the S&P 500.

2


Greenwich Street Series Fund

Principal risks of investing in the fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

..The S&P 500 Index declines, or performs poorly relative to other U.S. equity indexes or individual stocks

..An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the S&P 500 Index

..The stocks of companies which comprise the S&P 500 Index fall out of favor with investors

Because the fund is an index fund, it will not ordinarily sell a portfolio security because of the security's poor performance. The fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks comprising the S&P 500 Index or to adjust their relative weightings.

Although the manager seeks to replicate the performance of the S&P 500 Index, the fund may underperform the index because:

..The fund incurs brokerage commissions and other expenses that do not apply to the S&P 500 Index

..The performance of the fund's futures positions may not match that of the S&P
 500 Index

..The prices of S&P 500 Index stocks may rise after the close of the stock market and before the fund can invest cash from fund share purchases in these stocks

--------------------------------------------------------------------------------

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the return of the S&P 500 Index, an unmanaged broad-based index of common stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if these expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Risk return bar chart


                                    [CHART]

                                    % Total Return

   1992  1993  1994   1995   1996   1997   1998   1999   2000     2001
   ----- ----- ----- ------ ------ ------ ------ ------ ------- --------
   6.74% 8.66% 0.85% 35.81% 21.68% 32.16% 28.46% 20.68% (9.09)% (12.12)%

   Calendar years ended December 31


The bar chart shows the Class I shares' performance for each full calendar year for the last ten years.


"Standard & Poor's(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Smith Barney Fund Management LLC. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

For additional information, please see the Appendix or the Statement of Additional Information (SAI).

Quarterly returns:

Highest: 21.47% in 4th quarter 1998

Lowest: (14.66)% in 3rd quarter 2001


Risk return table

Average Annual Total Returns

(for the periods ended December 31, 2001)



------------------------------------
              One      Five   Ten
              year     years  years
------------------------------------
Class I       (12.12)% 10.35% 12.21%
S&P 500 Index (11.88)% 10.70% 12.93%
------------------------------------





                                                   Greenwich Street Series Fund

More on the Fund's Investments

Additional investments and investment techniques
--------------------------------------------------------------------------------



                         The fund describes its investment objective and its principal investment strat-
                         egies and risks under "Investments, risks and performance."

                         This section provides additional information about the fund's investments and certain portfolio management techniques the fund may use. More information about the fund's investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (SAI).
------------------------------------------------------------------------------------------------------------

Equity investments       The fund may invest up to 5% of its assets in equity securities not included in the S&P 500 to help approximate the return of the S&P 500.

                         Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity -participations.
------------------------------------------------------------------------------------------------------------

Fixed income investments Fixed income securities include bonds, notes (including structured notes),
To a limited extent      mortgage-related securities, asset-backed securities, convertible securities,
                         Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign compa-
                         nies; U.S. and foreign banks; the U.S. government, its agencies, authorities, in-
                         strumentalities or sponsored enterprises; state and municipal governments;
                         supranational organizations; and foreign governments and their political sub-
                         divisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                         Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.


--------------------------------------------------------------------------------




Greenwich Street Series Fund

--------------------------------------------------------------------------------


                        Credit quality of fixed income securities

                        If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to OTC
-                       derivative contracts.
-------------------------------------------------------------------------------------------------------------

Derivatives and hedging  The fund may, but need not, use derivative contracts, such as futures and op-
techniques               tions on securities, securities indices or currencies; options on these futures;
                         forward currency contracts; and interest rate or currency swaps for any of the following purposes:

                          .To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates

                          .As a substitute for buying or selling securities

                         A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure.
                         Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on de-
                         rivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. De-
                         rivatives can also make the fund less liquid and harder to value, especially in declining markets.
-------------------------------------------------------------------------------------------------------------

Defensive investing      The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
-------------------------------------------------------------------------------------------------------------

Portfolio turnover       The fund may engage in active and frequent trading to achieve its principal in-
                         vestment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.




--------------------------------------------------------------------------------


                                                   Greenwich Street Series Fund

Management

The manager


TIMCO is located at 100 First Stamford Place, Stamford, CT 06902.



TIMCO is a wholly owned subsidiary of Citigroup. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.


Management fees

The fund's manager oversees the investment operations of the fund and receives the following fee for these services:


   -------------------------------------------------------------------------
                                                   Actual management fee
                                                   paid for the fiscal year
                                                   ended December 31, 2001
                                                   (as a percentage
                                                   of the fund's
   Fund                                    Manager average daily net assets)
   -------------------------------------------------------------------------
   Equity Index Portfolio                   TIMCO            0.15%
   -------------------------------------------------------------------------


Administrator

SBFM serves as administrator to the fund, performing certain account maintenance and administrative services. As compensation for these services SBFM receives a fee equal on an annual basis to 0.06% of the value of the fund's average daily net assets.

TIMCO and SBFM have voluntarily agreed to limit the ratio of expenses to average net assets to 0.30%. TIMCO and/or SBFM will reimburse fees for the amount that exceeds the limitation. The fee waivers and/or reimbursements, if any, may be discontinued at any time.

Classes of Shares

The shares of the fund that were outstanding on January 15, 1999 have been designated Class I Shares of the Portfolio.

Transfer agent and shareholder servicing agent


Travelers Bank & Trust, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Global Fund Services serves as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer performs certain shareholder record keeping and accounting services.


--------------------------------------------------------------------------------


Greenwich Street Series Fund

Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable contract separate accounts investing in the fund could conflict due to differences of tax treatment and other considerations. The fund currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the board of trustees intends to monitor events to identify any material conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund might be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if in the best interests of the fund's shareholders.

Redemption of shares

The redemption price of the fund's shares will be the net asset value next determined after receipt by the fund of a redemption order from a separate account. The fund will ordinarily pay redemption proceeds within one business day, and must pay redemption proceeds within seven days after receipt of the request in good order, except on a day when the New York Stock Exchange is closed or as permitted by the Securities and Exchange Commission in extraordinary circumstances.

Share Price


The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). If the Exchange closes early, each fund accelerates the calculation of its net asset value to the actual closing time. The Exchange is closed on certain holidays listed in the SAI.


The fund generally values its portfolio securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price that security at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.




                                                   Greenwich Street Series Fund

Dividends, Distributions and Taxes


The fund intends to qualify and be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Unless otherwise elected by an insurance company separate account, all income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value. Such distributions are includable in gross income of the separate accounts holding these shares. See the accompanying separate account contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.



The fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment. An alternative diversification test may be satisfied under certain circumstances. If the fund fails to comply with these special diversification requirements under the Code, the contracts invested in that fund would not be treated as annuity, endowment or life insurance contracts under the Code.






Greenwich Street Series Fund

Financial Highlights


The financial highlights tables are intended to help you understand the performance of the fund for the past five years (or since inception, if less than five years). The information in the following table was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, are included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.


For a share of beneficial interest outstanding throughout each year ended December 31:



                                                   Equity Index Portfolio

Class I Shares                           2001(1)   2000(1)  1999(1) 1998(1) 1997
-----------------------------------------------------------------------------------
Net asset value, beginning of year       $ 32.40   $35.86   $29.99  $23.59  $18.36
-----------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income (2)                  0.34     0.36     0.39    0.36    0.12
 Net realized and unrealized gain (loss)   (4.26)   (3.61)    5.77    6.33    5.76
-----------------------------------------------------------------------------------
Total income (loss) from operations        (3.92)   (3.25)    6.16    6.69    5.88
-----------------------------------------------------------------------------------
Less distributions from:
 Net investment income                     (0.27)   (0.19)   (0.12)  (0.08)  (0.17)
 Net realized gains                           --    (0.02)   (0.17)  (0.21)  (0.48)
-----------------------------------------------------------------------------------
Total distributions                        (0.27)   (0.21)   (0.29)  (0.29)  (0.65)
-----------------------------------------------------------------------------------
Net asset value, end of year             $ 28.21   $32.40   $35.86  $29.99  $23.59
-----------------------------------------------------------------------------------
Total return                              (12.12)%  (9.09)%  20.68%  28.46%  32.16%
-----------------------------------------------------------------------------------
Net assets, end of year (millions)       $   897   $  820   $  655  $  177  $   35
-----------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses (2)(3)                            0.23%    0.23%    0.28%   0.30%   0.76%
 Net investment income                      1.17%    1.03%    1.20%   1.36%   1.08%
-----------------------------------------------------------------------------------
Portfolio turnover rate                        2%       2%       3%      5%      6%
-----------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the year ended December 31, 1998, the administrator agreed to reimburse expenses of $114,983. If such fees had not been reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:



     ---------------------------------------------------------------------
                           Per Share Decreases to   Expense Ratios Without
                           Net Investment Income        Reimbursements
     ---------------------------------------------------------------------
     Portfolio                      1998                    1998
     ---------------------------------------------------------------------
     Equity Index--Class I         $0.02                    0.42
     ---------------------------------------------------------------------


(3) As a result of the 0.30% voluntary expense limitation for the ratio of expenses to average net assets, which became effective during 1998, the manager reimburses fees for the amount that exceeds the limitation.




                                                   Greenwich Street Series Fund

                                   APPENDIX

S&P 500 Index

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance, S&P's only relationship to SBFM is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to SBFM or the fund. S&P has no obligation to take the needs of SBFM or the owners of the fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund's shares or the timing of the issuance or sale of the fund's shares or in the determination or calculation of the equation by which fund shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of fund shares.


S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICLAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.




Greenwich Street Series Fund

Greenwich Street Series Fund

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends one report to a household if more than one account has the same address. Contact your participating life insurance company representative if you do not want this policy to apply to you.

Statement of additional information. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010 or writing to Greenwich Street Series Fund, 125 Broad Street, New York, NY 10004.




Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

                            Equity Index Portfolio

                                Class I Shares


(Investment Company Act file no. 811-6310)

L-21691 4/02

Greenwich Street Series Fund

Prospectus


April 30, 2002


[GRAPHIC OF gradient blend]

                            Equity Index Portfolio
--------------------------------------------------------------------------------
                                Class II Shares
Shares of the fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

             Contents



Greenwich Street Series Fund consists of 10 separate investment funds, each with its own investment objective and policies. This prospectus relates to one fund--the Equity Index Portfolio--Class II Shares.

---------------------------------------

                                   Page
---------------------------------------

Investments, risks and performance    2

More on the fund's investments        4

Management                            6

Share transactions                    7

Share price                           7

Dividends, distributions and taxes    8

Financial highlights                  9
---------------------------------------

The Manager:


Travelers Investment Management Company (TIMCO) is the manager of the fund. The manager is an affiliate of Salomon Smith Barney Inc. (Salomon Smith Barney) and a subsidiary of Citigroup Inc. (Citigroup). Citigroup businesses offer a broad range of financial services.


TIMCO, as manager of the fund, selects investments for the fund.


Smith Barney Fund Management LLC (SBFM) is the fund's administrator.


You should know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

           Investments, risks and performance




 Manager
 TIMCO is the manager

 Portfolio Manager
 Sandip A. Bhagat (since 1994)

 Mr. Bhagat is an investment officer of SBFM and president of TIMCO

 Investment objective

 Investment results that, before expenses, correspond to the price and yield performance of the S&P 500 Index. The fund will hold substantially all of the stocks in the S&P 500 Index, with comparable economic sector weightings, market capitalization and liquidity.

 Prinicipal investment strategies

 Key investments

 Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics included in the S&P 500 Index.


 The fund invests at least 90% of its assets in common stocks included in the S&P 500 Index. The fund holds stocks of substantially all of the companies in the S&P 500 Index, including those companies headquartered outside the U.S.
 The fund may purchase stock index futures and related options to hedge any cash reserves in anticipation of purchasing additional stocks at a later date.
--------------------------------------------------------------------------------

                               Selection process
                               The fund is managed as a pure index fund. This means the manager does not evaluate individual companies to identify attractive investment candidates. Instead, the manager attempts to mirror the composition of the S&P 500 Index as closely as possible by adjusting the fund's portfolio as necessary. With the exception of a portion of the assets held in cash and liquid securities to meet redemptions, the fund intends to be fully invested in common stocks.

                               The S&P 500 Index is one of the mostly widely used benchmarks of U.S. equity performance. The index is unmanaged and consists of 500 stocks chosen for market capitalization, liquidity and industry group representation. The index is market-value-weighted, so the larger of the 500 companies have a bigger impact on the performance of the index.

                               The fund's ability to replicate the performance of the S&P 500 will depend to some extent on the size of cash flows into and out of the fund. The fund will make investment changes to accommodate these cash flows and to maximize the similarity of the fund's assets to those of the S&P 500.

2


Greenwich Street Series Fund

Principal risks of investing in the fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

..The S&P 500 Index declines, or performs poorly relative to other U.S. equity indexes or individual stocks

..An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the S&P 500 Index

..The stocks of companies which comprise the S&P 500 Index fall out of favor with investors

Because the fund is an index fund, it will not ordinarily sell a portfolio security because of the security's poor performance. The fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks comprising the S&P 500 Index or to adjust their relative weightings.

Although the manager seeks to replicate the performance of the S&P 500 Index, the fund may underperform the index because:

..The fund incurs brokerage commissions and other expenses that do not apply to the S&P 500 Index

..The performance of the fund's futures positions may not match that of the S&P
 500 Index

..The prices of S&P 500 Index stocks may rise after the close of the stock market and before the fund can invest cash from fund share purchases in these stocks

--------------------------------------------------------------------------------



Fund performance

  This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the return of the S&P 500 Index, an unmanaged broad-based index of common stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if these expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Risk return bar chart

[CHART]

  Total Return

   2000      2001
  ------    ------
  (9.32)%  (12.36)%

  Calendar year ended
  December 31



The bar chart shows the Class II shares' performance for each full calendar year since inception.

"Standard & Poor's(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Smith Barney Fund Management LLC. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

For additional information, please see the Appendix or the Statement of Additional Information (SAI).

Quarterly returns:

Highest: 21.47% in 4th quarter 1998

Lowest: (14.66)% in 3rd quarter 2001


Risk return table

Average Annual Total Returns

(for the periods ended December 31, 2001)



------------------------------------------
         One      Five   Ten    Since
         year     years  years  inception*
------------------------------------------
Class II (12.36)%    N/A    N/A  (3.50)%
S&P 500
 Index   (11.88)% 10.70% 12.93%  (2.55)%
------------------------------------------

* Inception date of Class II shares is 3/22/99.
Index comparison begins on March 22, 1999


                                                   Greenwich Street Series Fund

More on the Fund's Investments

Additional investments and investment techniques
--------------------------------------------------------------------------------

                   The fund describes its investment objective and its principal investment strategies and risks under "Investments, risks and performance."

                   This section provides additional information about the fund's investments and certain portfolio management techniques the fund may use. More information about the fund's investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (SAI).


--------------------------------------------------------------------------------


Equity investments The fund may invest up to 5% of its assets in equity securities not included in the S&P 500 to help approximate the return of the S&P 500.

                   Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity -participations.


--------------------------------------------------------------------------------

Fixed income investments Fixed income securities include bonds, notes (including structured notes),
To a limited extent      mortgage-related securities, asset-backed securities, convertible securities,
                         Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign compa-
                         nies; U.S. and foreign banks; the U.S. government, its agencies, authorities, in-
                         strumentalities or sponsored enterprises; state and municipal governments;
                         supranational organizations; and foreign governments and their political sub-
                         divisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                         Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

--------------------------------------------------------------------------------

                               Credit quality of fixed income securities

                               If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to OTC derivative contracts.


--------------------------------------------------------------------------------




Greenwich Street Series Fund

--------------------------------------------------------------------------------

Derivatives and hedging The fund may, but need not, use derivative contracts, such as futures and op-
techniques              tions on securities, securities indices or currencies; options on these futures;
                        forward currency contracts; and interest rate or currency swaps for any of the following purposes:

                         .To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates

                         .As a substitute for buying or selling securities

                        A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, curren-
                        cies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. There-
                        fore, using derivatives can disproportionately increase losses and reduce oppor-
                        tunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on de-
                        rivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. De-
                        rivatives can also make the fund less liquid and harder to value, especially in declining markets.

--------------------------------------------------------------------------------

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

--------------------------------------------------------------------------------

Portfolio turnover The fund may engage in active and frequent trading to achieve its principal in-
                   vestment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.

--------------------------------------------------------------------------------



                                                   Greenwich Street Series Fund

Management

The manager


TIMCO is located at 100 First Stamford Place, Stamford, CT 06902.



TIMCO is a wholly owned subsidiary of Citigroup. Citigroup businesses offer a broad range of financial services --asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.


Management fees

The fund's manager oversees the investment operations of the fund and receives the following fee for these services:

   -----------------------------------------------------------------------------

                               Actual management fee
                               paid for the fiscal year
                               ended December 31,
                               2001 (as a percentage
                               of the fund's average
Fund                   Manager daily net assets)
-------------------------------------------------------
Equity Index Portfolio  TIMCO            0.15%

   -----------------------------------------------------------------------------

Administrator

SBFM serves as administrator to the fund, performing certain account maintenance and administrative services. As compensation for these services SBFM receives a fee equal on an annual basis to 0.06% of the value of the fund's average daily net assets.


TIMCO and SBFM have voluntarily agreed to limit the ratio of expenses to average net assets to 0.30%. TIMCO and/or SBFM will reimburse fees for the amount that exceeds the limitation. The fee waivers and/or reimbursements, if any, may be discontinued at any time.


Distribution plan

The fund has adopted a Rule 12b-1 distribution plan for its Class II shares. Under the plan, the fund pays a distribution fee of 0.25% of the daily net assets of Class II shares. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

Transfer agent and shareholder servicing agent


Travelers Bank & Trust, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Global Fund Services serves as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent performs certain shareholder record keeping and accounting services and functions.




Greenwich Street Series Fund

Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable contract separate accounts investing in the fund could conflict due to differences of tax treatment and other considerations. The fund currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the board of trustees intends to monitor events to identify any material conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund might be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if in the best interests of the fund's shareholders.

Redemption of shares

The redemption price of the fund's shares will be the net asset value next determined after receipt by the fund of a redemption order from a separate account. The fund will ordinarily pay redemption proceeds within one business day, and must pay redemption proceeds within seven days after receipt of the request in good order, except on a day when the New York Stock Exchange is closed or as permitted by the Securities and Exchange Commission in extraordinary circumstances.

Share Price


The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). If the Exchange closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The Exchange is closed on certain holidays listed in the SAI.


The fund generally values its portfolio securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price that security at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.



                                                   Greenwich Street Series Fund

Dividends, Distributions and Taxes


The fund intends to qualify and be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code"). In order to qualify to be taxed as a regulated investment company, each fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Unless otherwise elected by an insurance company separate account, all income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value. Such distributions are includable in gross income of the separate accounts holding these shares. See the accompanying separate account contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.



The fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment. An alternative diversification test may be satisfied under certain circumstances. If the fund fails to comply with these special diversification requirements under the Code, the contracts invested in that fund would not be treated as annuity, endowment or life insurance contracts under the Code.




Greenwich Street Series Fund

Financial Highlights


The financial highlights table is intended to help you understand the performance of the fund for the past five years (or since inception, if less than five years). The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with each fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.


For a share of beneficial interest outstanding throughout each year ended December 31:


                                                 Equity Index Portfolio
    Class II Shares                          2001(1)   2000(1)  1999(1)(2)
    -----------------------------------------------------------------------
    Net asset value, beginning of period     $ 32.36   $35.81     $31.71
    -----------------------------------------------------------------------
    Income (loss) from operations:
     Net investment income                      0.27     0.26       0.24
     Net realized and unrealized gain (loss)   (4.26)   (3.59)      4.15
    -----------------------------------------------------------------------
    Total income (loss) from operations        (3.99)   (3.33)      4.39
    -----------------------------------------------------------------------
    Less distributions from:
     Net investment income                     (0.20)   (0.10)     (0.12)
     Net realized gains                           --    (0.02)     (0.17)
    -----------------------------------------------------------------------
    Total distributions                        (0.20)   (0.12)     (0.29)
    -----------------------------------------------------------------------
    Net asset value, end of period           $ 28.17   $32.36     $35.81
    -----------------------------------------------------------------------
    Total return                              (12.36)%  (9.32)%    13.96%++
    -----------------------------------------------------------------------
    Net assets, end of period (millions)     $    97   $   72     $   27
    -----------------------------------------------------------------------
    Ratios to average net assets:
     Expenses (3)                               0.49%    0.50%      0.51%+
     Net investment income                      0.91     0.76       0.93+
    -----------------------------------------------------------------------
    Portfolio turnover rate                        2%       2%         3%
    -----------------------------------------------------------------------




(1) Per share amounts have been calculated using the monthly average shares method.


(2) For the period from March 22, 1999 (inception date) to December 31, 1999.

(3) As a result of the 0.55% voluntary expense limitation for the ratio of expenses to average net assets, the manager will reimburse fees for the amount that exceeds the limitation.
 ++ Total return is not annualized as it may not be representative of the total return for the year.
 + Annualized.



                                                   Greenwich Street Series Fund

                                   APPENDIX

S&P 500 Index

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to SBFM is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to SBFM or the fund. S&P has no obligation to take the needs of SBFM or the owners of the fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund's shares or the timing of the issuance or sale of the fund's shares or in the determination or calculation of the equation by which fund shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of fund shares.


S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.




Greenwich Street Series Fund

Greenwich Street Series Fund

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends one report to a household if more than one account has the same address. Contact your participating life insurance company representative if you do not want this policy to apply to you.

Statement of additional information. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010 or writing to Greenwich Street Series Fund, 125 Broad Street,
New York, NY 10004.


Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

                            Equity Index Portfolio

                                Class II Shares


(Investment Company Act file no. 811-6310)

L-21692 4/02

Greenwich Street Series Fund

Prospectus

April 30, 2002


[GRAPHIC]




Salomon Brothers Variable Growth & Income Fund
----------------------------------------------


Shares of the fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

         Contents


Greenwich Street Series Fund consists of 10 separate investment funds, each with its own investment objective and policies. This prospectus relates only to one fund--the Salomon Brothers Variable Growth and Income Fund.




--------------------------------------------------------------------------------




                                                                      Page
--------------------------------------------------------------------------

Investments, risks and performance                                      2

More on the fund's investments                                          4

Management                                                              7

Share transactions                                                      8

Share price                                                             8

Dividends, distributions and taxes                                      9

Financial highlights                                                   10
--------------------------------------------------------------------------




The Manager:


Salomon Brothers Asset Management Inc (SaBAM) is the manager of the fund. SaBAM is an affiliate of Salomon Smith Barney Inc. (Salomon Smith Barney) and a subsidiary of Citigroup Inc. ("Citigroup"). Citigroup businesses offer a broad range of financial services .



Smith Barney Fund Management LLC (SBFM) is the fund's administrator.


You should know:


An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.




                                                   Greenwich Street Series Fund

Investments, risks and performance


Salomon Brothers Variable Growth & Income Fund



Manager                          Investment objective

SaBAM is the manager             Income and long-term capital growth.

Portfolio Manager                Principal investment strategies
                                 Key investments
SaBAM uses a team management
approach with Michael Kagan      The fund invests primarily in equity securities, including convertible
leading the team                 securities, that provide dividend or interest income. However, it may also invest in non-income producing stocks for potential appreciation in value.
Mr. Kagan is an investment       The fund emphasizes U.S. stocks with large market capitalizations. The fund officer and managing director of may purchase below investment grade securities (commonly known as "junk
SaBAM and a managing director    bonds").
of Salomon Smith Barney


--------------------------------------------------------------------------------

                               Selection process

                               The manager emphasizes individual security selection while spreading the fund's investments among industries and sectors. As indicated by its name, the fund's return will be comprised of capital appreciation, (growth), and a significant dividend, (income). The fund will own a mixture of growth and value stocks.

                               Stock selection is based on analysis of company fundamentals. Criteria examined include:

                               . Size

                               . The company's balance sheet strength

                               . The company franchise value

                               . The aggressiveness of the company's accounting
                                 policies

                               . A history of consistent dividend payments

                               . The capacity to raise dividends in the future

                               . The potential for capital appreciation

                               The manager may change the investment criteria from time to time in response to changes in economic or market conditions.




Greenwich Street Series Fund

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

.. The U.S. stock market declines

.. Rising interest rates depress the value of dividend paying stocks or debt securities in the fund's portfolio

.. Large capitalization companies fall out of favor with investors

.. Companies in which the fund invests suffer unexpected losses or lower than expected earnings, or pay lower than expected dividends

.. The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

.. The issuer of a debt security owned by the fund defaults on its obligation to pay principal and/or interest or the credit rating of the security is downgraded. This risk is higher for below investment grade bonds.


Below investment grade bonds, which are commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make payment and interest payments.



Fund performance


This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year for the last ten calendar years. The table shows how the fund's average annual returns for different calendar periods compare to the return of the S&P 500 Index, an unmanaged broad-based index of common stocks; the Russell 1000 Index, an unmanaged index of the 1,000 largest U.S. companies by market capitalization, the smallest of which is $1.4 billion (the average market capitalization is approximately $13 billion) and the Variable Annuity Lipper Growth & Income Funds Peer Group Average ("Lipper Average"), an average of the reinvested performance of growth and income funds which underlie variable annuities. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if these expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.


Risk return bar chart

                                    [CHART]

                                 % Total Return

1992   1993    1994    1995    1996    1997    1998    1999   2000     2001
-----  -----  ------  ------  ------  ------  ------  ------  -----  --------
8.44%  9.09%  (3.2)%  30.49%  19.83%  22.94%  11.88%  10.66%  4.52%  (13.14)%

Calendar year ended
December 31


The bar chart shows the fund's performance for each full calendar year for the last ten years.

Quarterly returns:

Highest:   17.94% in 4th quarter 1998
Lowest: (15.34)% in 3rd quarter 2001

Risk return table

Average Annual Total Returns
(for the periods ended December 31, 2001)

                     -------------------------------------
                                    One      Five   Ten
                                    year     years  years
                     -------------------------------------
                     Fund           (13.14)%  6.68%  9.48%
                     Lipper Average (13.21)%  7.90% 11.16%
                     Russell 1000
                      Index         (12.45)% 10.50% 12.84%
                     S&P 500 Index  (11.88)% 10.70% 12.93%
                     -------------------------------------






                                                   Greenwich Street Series Fund

More on the Fund's Investments


Additional investments and investment techniques


-----------------------------------------------------------------------------------------------------------

                         The fund describes its investment
                         objective and its principal invest-
                         ment strategies and risks under
                         "Investments, risks and
                         performance."

                         This section provides additional
                         information about the fund's in-
                         vestments and certain portfolio
                         management techniques the funds
                         may use. More information about
                         the fund's investments and portfo-
                         lio management techniques, some
                         of which entail risk, is included in
                         the SAI.

-----------------------------------------------------------------------------------------------------------

Equity investments       Equity securities include exchange-traded and over-the-counter (OTC)
                         common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

                         The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or portion of equity index.
-----------------------------------------------------------------------------------------------------------

Fixed income investments Fixed income securities include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                         Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign companies; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                         Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.
-----------------------------------------------------------------------------------------------------------




Greenwich Street Series Fund

-------------------------------------------------------------------------------------------------------------

                        Credit quality of fixed income securities

                        If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to
                        OTC derivative contracts.

                        Below investment grade securities

                        Securities are below investment grade if:

                        . They are rated, respectively, below one of the top four long-term rating categories by all the nationally recognized rating organizations that have rated the securities

                        . They have received comparable short-term ratings, or

                        . They are unrated securities the manager believes are of comparable quality to below investment grade securities
-------------------------------------------------------------------------------------------------------------

                        Risks of high yield, lower quality fixed income securities

                        The issuers of lower quality bonds may be highly leveraged and have diffi-
                        culty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are vola-
                        tile and may go down because of market perceptions of deteriorating cred-
                        itworthiness or economic conditions. Lower quality securities may become illiquid and are hard to value in down markets.
-------------------------------------------------------------------------------------------------------------

Derivatives and hedging The fund may, but need not, use derivative contracts, such as futures and op-
techniques              tions on securities, securities indices or currencies; options on these futures;
                        forward currency contracts; and interest rate or currency swaps for any of the following purposes:

                        . To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates

                        . As a substitute for buying or selling securities

                        A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure.
                        Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on de-
                        rivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative con-
                        tracts present the same types of credit risk as issuers of fixed income securities.
                        Derivatives can also make the fund less liquid and harder to value, especially in declining markets.
-------------------------------------------------------------------------------------------------------------




                                                   Greenwich Street Series Fund


Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary de-
                    fensive positions in all types of money market and short-term debt securities.
                    If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
---------------------------------------------------------------------------------------------------

Portfolio turnover  The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.

--------------------------------------------------------------------------------



Greenwich Street Series Fund

Management


The manager





Salomon Brothers Asset Management Inc (SaBAM)





SaBAM is located at 388 Greenwich Street, New York, New York 10013.



SaBAM is a wholly owned subsidiary of Citigroup. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.


Management fees


The fund's manager oversees the investment operations of the fund and receives the following fee for these services:



--------------------------------------------------------------------------------
                                                        Actual management fee
                                                        paid for the fiscal year
                                                        ended December 31, 2001
                                                        (as a percentage of the
                                                        fund's average daily net
Fund                                            Manager assets)
--------------------------------------------------------------------------------
Salomon Brothers Variable Growth & Income Fund*  SaBAM           0.45%
--------------------------------------------------------------------------------





* In November 2001 SBFM assigned the investment advisory agreement of Salomon Brothers Variable Growth & Income Fund to its affiliate, SaBAM.




Administrator


SBFM serves as administrator to the fund, performing certain account maintenance and administrative services. As compensation for these services SBFM normally receives a fee equal on an annual basis to 0.20% of the fund's average daily net assets.


Transfer agent and shareholder servicing agent


Travelers Bank & Trust, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Global Fund Services serves as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent performs certain shareholder record keeping and accounting services.






                                                   Greenwich Street Series Fund

Share Transactions


Availability of the fund



Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.



The interests of different variable contract separate accounts investing in the fund could conflict due to differences of tax treatment and other considerations. The fund currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the board of trustees intends to monitor events to identify any material conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund might be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if in the best interests of the fund's shareholders.


Redemption of shares


The redemption price of the fund's shares will be the net asset value next determined after receipt by the fund of a redemption order from a separate account. The fund will ordinarily pay redemption proceeds within one business day, and must pay redemption proceeds within seven days after receipt of the request in good order, except on a day when the New York Stock Exchange is closed or as permitted by the Securities and Exchange Commission in extraordinary circumstances.


Share Price


The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). If the New York Stock Exchange closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The Exchange is closed on certain holidays listed in the SAI.



The fund generally values its portfolio securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price that security at fair value. Fair value is determined in accordance with procedures approved by the fund's board. The fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.


International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.





Greenwich Street Series Fund

Dividends, Distributions and Taxes


The fund intends to qualify and be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Unless otherwise elected by an insurance company separate account, all income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value. Such distributions are includable in gross income of the separate accounts holding these shares. See the accompanying separate account contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.



The fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment. An alternative diversification test may be satisfied under certain circumstances. If the fund fails to comply with these special diversification requirements under the Code, the contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.




                                                   Greenwich Street Series Fund

Financial Highlights


The financial highlights tables are intended to help you understand the performance of the fund for the past five years. The information in the following table was audited by KPMG LLP, independent auditors, whose report, along with each fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.





For a share of beneficial interest outstanding throughout each year ended December 31:

                                                 Salomon Brothers Variable
                                                   Growth & Income Fund
                                         2001      2000    1999    1998(1) 1997
----------------------------------------------------------------------------------
Net asset value, beginning of year       $  7.92   $16.47  $18.47  $18.54  $16.43
----------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                      0.03     0.17    0.30    0.27    0.31
 Net realized and unrealized gain (loss)   (1.04)    0.03    1.49    1.93    3.41
----------------------------------------------------------------------------------
Total income (loss) from operations        (1.01)    0.20    1.79    2.20    3.72
----------------------------------------------------------------------------------
Less distributions from:
 Net investment income                     (0.12)   (0.32)  (0.35)  (0.33)  (0.29)
 Net realized gains                        (1.89)   (8.43)  (3.44)  (1.94)  (1.32)
----------------------------------------------------------------------------------
Total distributions                        (2.01)   (8.75)  (3.79)  (2.27)  (1.61)
----------------------------------------------------------------------------------
Net asset value, end of year             $  4.90   $ 7.92  $16.47  $18.47  $18.54
----------------------------------------------------------------------------------
Total return                              (13.14)%   4.52%  10.66%  11.88%  22.94%
----------------------------------------------------------------------------------
Net assets, end of year (millions)       $    11   $   16  $   24  $   36  $   43
----------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                   0.94%    0.91%   0.80%   0.72%   0.77%
 Net investment income                      0.31     1.08    1.21    1.45    1.62
----------------------------------------------------------------------------------
Portfolio turnover rate                       81%      55%     47%     13%     17%
----------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.






Greenwich Street Series Fund

Greenwich Street Series Fund

Additional Information


Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.



The fund sends one report to a household if more than one account has the same address. Contact your participating life insurance company representative if you do not want this policy to apply to you.


Statement of additional information. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010 or writing to Greenwich Street Series Fund, 125 Broad Street, New York, New York 10004.



Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.



If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.




                           Salomon Brothers Variable
                             Growth & Income Fund




(Investment Company Act file no. 811-6310)

L-18524  4/02

Greenwich Street Series Fund

Prospectus

April 30, 2002

[GRAPHIC]

                 Salomon Brothers Variable All Cap Value Fund
--------------------------------------------------------------------------------

Shares of the fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

             Contents


Greenwich Street Series Fund consists of 10 separate investment funds, each with its own investment objective and policies. This prospectus relates only to one fund--the Salomon Brothers Variable All Cap Value Fund.



---------------------------------------
                                   Page
---------------------------------------
Investments, risks and performance  2

More on the fund's investments      5

Management                          8

Share transactions                  9

Share price                         9

Dividends, distributions and taxes  9

Financial highlights                11

--------------------------------------------------------------------------------


The Manager:



Salomon Brothers Asset Management Inc (SaBAM) is the manager of the fund. SaBAM is an affiliate of Salomon Smith Barney Inc. (Salomon Smith Barney) and a subsidiary of Citigroup Inc. ("Citigroup"). Citigroup businesses offer a broad range of financial services.





Smith Barney Fund Management LLC ("SBFM") is the fund's administrator.


You should know:


An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.




                                                   Greenwich Street Series Fund

Investments, risks and performance

Salomon Brothers Variable All Cap Value Fund

Manager                      Investment objectives
SaBAM is the manager         Primary:  Long-term growth of capital.
Portfolio Manager            Secondary:  Current income.
SaBAM uses a team management Principal investment strategies
approach                     Key investments
                             The fund invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the manager believes are undervalued in the marketplace. While the manager selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The fund generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities.
                             The fund may invest in non-dividend paying stocks and may invest up to
                             35% of its assets in debt securities. Up to 10% of the fund's assets may be invested in below investment grade bonds (commonly known as "junk bonds").

--------------------------------------------------------------------------------

                   Selection process

                   The manager employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, the manager uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, the manager looks for a positive catalyst in the company's near term outlook which the manager believes will accelerate earnings or improve the value of the company's assets. The manager also emphasizes companies in those sectors of the economy which the manager believes are undervalued relative to other sectors.

                   When evaluating an individual stock, the manager looks for:

                   .Low market valuations measured by the manager's valuation models.
                   .Positive changes in earnings prospects because of factors such as:
                   .New, improved or unique products and services
                   .New or rapidly expanding markets for the company's products .New management
                   .Changes in the economic, financial, regulatory or political environment particularly affecting the company
                   .Effective research, product development and marketing
                   .A business strategy not yet recognized by the marketplace.




Greenwich Street Series Fund

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

..Stock prices decline generally.
..The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.
..An adverse event, such as negative press reports about a company in which the fund invests, depresses the value of the company's stock.
..The markets strongly favor growth stocks over stocks with value characteristics.
..Small or medium capitalization companies fall out of favor with investors.

Compared to mutual funds that focus only on large capitalization companies, the fund's share price may be more volatile because the fund also invests a significant portion of its assets in small and medium capitalization companies.

Compared to large companies, small and medium capitalization companies are more likely to have:

..More limited product lines.
..Fewer capital resources.
..More limited management depth.

Further, securities of small and medium capitalization companies are more likely to:

..Experience sharper swings in market values.
..Be harder to sell at times and at prices the manager believes appropriate. ..Offer greater potential for gains and losses.

Below investment grade bonds, which are commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make payment and interest payments.



                                                   Greenwich Street Series Fund

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year for the last ten calendar years. The table shows how the fund's average annual returns for different calendar periods compare to the return of the Variable Annuity Lipper Equity Income Funds Peer Group Average ("Lipper Average"), an average of the reinvested performance of equity income funds which underlie the variable annuities, the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization and the S&P 500 Index, an unmanaged broad-based index of common stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if these expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Risk return bar chart

                                    [CHART]

                                 % Total Return

 1992    1993     1994     1995   1996    1997    1998    1999     2000     2001
------  ------  --------  ------  -----  ------  ------  -------  ------  --------
11.74%  10.41%  (10.14)%  32.47%  5.99%  23.52%  16.99%  (4.75)%  18.56%  (16.39)%

Calendar years ended
December 31


The bar chart shows the fund's performance for each full calendar year for the last ten years.

Quarterly returns:

Highest: 13.15% in 3rd quarter 2000
Lowest: (8.12)% in 1st quarter 1994

Risk return table

Average Annual Total Returns
(for the periods ended December 31, 2001)

                       ---------------------------------
                                          Five    Ten
                                One year  years   years
                       ---------------------------------
                       Fund      (16.39)%   6.41%  7.82%
                       Lipper
                        Average   (4.27)%   9.80% 11.76%
                       Russell
                        3000
                        Index    (11.46)%  10.14% 12.64%
                       S&P 500
                        Index    (11.88)%  10.70% 12.93%
                       ---------------------------------

Greenwich Street Series Fund

More on the Fund's Investments


Additional investments and investment techniques


---------------------------------------------------------------------------
  The fund describes its investment objective and its principal investment strategies and risks under "Investments, risks and performance."
  This section provides additional information about the fund's investments and certain portfolio management techniques the fund may use. More in-formation about the fund's investments and portfolio management techni-ques, some of which entail risk, is included in the SAI.
---------------------------------------------------------------------------





Equity investments  Equity securities include exchange-traded and over-the-counter (OTC)
                    common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

                    The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or portion of equity index.
---------------------------------------------------------------------------------------------------------

Fixed income        Fixed income securities include bonds, notes (including structured notes),
investments         mortgage-related securities, asset-backed securities, convertible securities,
                    Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign companies; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                    Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.
---------------------------------------------------------------------------------------------------------

                    Credit quality of fixed income securities
                    If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to
                    OTC derivative contracts.




                                                   Greenwich Street Series Fund

--------------------------------------------------------------------------------

     Below investment grade securities
     Securities are below investment grade if:
     .They are rated, respectively, below one of the top four long-term rating categories by all the nationally recognized rating organizations that have rated the securities
     .They have received comparable short-term ratings, or
     .They are unrated securities the manager believes are of comparable quality to below investment grade securities
--------------------------------------------------------------------------------

     Risks of high yield, lower quality fixed income securities
     The issuers of lower quality bonds may be highly leveraged and have diffi-culty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down because of market perceptions of deteriorating creditworthiness or economic conditions. Lower quality securities may become illiquid and are hard to value in down markets.
--------------------------------------------------------------------------------




Greenwich Street Series Fund


Derivatives and hedging The fund may, but need not, use derivative contracts, such as futures and op-
techniques              tions on securities, securities indices or currencies; options on these futures;
                        forward currency contracts; and interest rate or currency swaps for any of the following purposes:
                        .To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
                        .As a substitute for buying or selling securities
                        A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure.
                        Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on de-
                        rivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative con-
                        tracts present the same types of credit risk as issuers of fixed income securities.
                        Derivatives can also make the fund less liquid and harder to value, especially in declining markets.
-----------------------------------------------------------------------------------------------------------

Defensive investing     The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary de-
                        fensive positions in all types of money market and short-term debt securities.
                        If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
-----------------------------------------------------------------------------------------------------------

Portfolio turnover      The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.

--------------------------------------------------------------------------------



                                                   Greenwich Street Series Fund

Management


The manager





Salomon Brothers Asset Management Inc (SaBAM)





SaBAM is located at 388 Greenwich Street, New York, New York 10013.



SaBAM is a wholly owned subsidiary of Citigroup. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.


Management fees


The fund's manager oversees the investment operations of the fund and receives the following fee for these services:



 ------------------------------------------------------------------------------
                                                       Actual management fee
                                                       paid for the fiscal year
                                                       ended December 31, 2001
                                                       (as a percentage of the
                                                       fund's average daily net
 Fund                                          Manager assets)
 ------------------------------------------------------------------------------
 Salomon Brothers Variable All Cap Value Fund*  SaBAM           0.45%
 ------------------------------------------------------------------------------







* On December 17, 2001, shareholders of Salomon Brothers Variable All Cap Value Fund approved a new investment advisory agreement with SaBAM.




Administrator


SBFM serves as administrator to the fund, performing certain account maintenance and administrative services. As compensation for these services SBFM normally receives a fee equal on an annual basis to 0.20% of each fund's average daily net assets.


Transfer agent and shareholder servicing agent


Travelers Bank & Trust, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Global Fund Services serves as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent performs certain shareholder record keeping and accounting services.






Greenwich Street Series Fund

Share Transactions


Availability of the fund



Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.



The interests of different variable contract separate accounts investing in the fund could conflict due to differences of tax treatment and other considerations. The fund currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the board of trustees intends to monitor events to identify any material conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund might be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if in the best interests of the fund's shareholders.


Redemption of shares


The redemption price of the fund's shares will be the net asset value next determined after receipt by the fund of a redemption order from a separate account. The fund will ordinarily pay redemption proceeds within one business day, and must pay redemption proceeds within seven days after receipt of the request in good order, except on a day when the New York Stock Exchange is closed or as permitted by the Securities and Exchange Commission in extraordinary circumstances.


Share Price


The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). If the New York Stock Exchange closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The Exchange is closed on certain holidays listed in the SAI.



The fund generally values its portfolio securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price that security at fair value. Fair value is determined in accordance with procedures approved by the fund's board. The fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.


International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.





                                                   Greenwich Street Series Fund

Dividends, Distributions and Taxes


The fund intends to qualify and be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Unless otherwise elected by an insurance company separate account, all income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value. Such distributions are includable in gross income of the separate accounts holding these shares. See the accompanying separate account contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.



The fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment. An alternative diversification test may be satisfied under certain circumstances. If the fund fails to comply with these special diversification requirements under the Code, the contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.




Greenwich Street Series Fund

Financial Highlights


The financial highlights tables are intended to help you understand the performance of the fund for the past five years. The information in the following table was audited by KPMG LLP, independent auditors, whose report, along with each fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.


For a share of beneficial interest outstanding throughout each year ended December 31:



                                                 Salomon Brothers Variable
                                                     All Cap Value Fund
                                         2001      2000    1999     1998(1) 1997
-----------------------------------------------------------------------------------
Net asset value, beginning of year       $ 10.90   $12.06  $16.38   $15.31  $13.01
-----------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                      0.29     0.52    0.67     0.53    0.77
 Net realized and unrealized gain (loss)   (1.91)    1.35   (1.15)    1.94    2.28
-----------------------------------------------------------------------------------
Total income (loss) from operations        (1.62)    1.87   (0.48)    2.47    3.05
-----------------------------------------------------------------------------------
Less distributions from:
 Net investment income                     (0.44)   (0.70)  (0.77)   (0.71)  (0.75)
 Net realized gains                        (2.74)   (2.33)  (3.07)   (0.69)     --
-----------------------------------------------------------------------------------
Total distributions                        (3.18)   (3.03)  (3.84)   (1.40)  (0.75)
-----------------------------------------------------------------------------------
Net asset value, end of year             $  6.10   $10.90  $12.06   $16.38  $15.31
-----------------------------------------------------------------------------------
Total return                              (16.39)%  18.56%  (4.75)%  16.99%  23.52%
-----------------------------------------------------------------------------------
Net assets, end of year (millions)       $     9   $   15  $   21   $   37  $   46
-----------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                   0.97%    0.91%   0.87%    0.79%   0.77%
 Net investment income                      2.58     2.74    3.09     3.43    4.42
-----------------------------------------------------------------------------------
Portfolio turnover rate                       40%       0%      3%      43%     42%
-----------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.



                                                   Greenwich Street Series Fund

Greenwich Street Series Fund

Additional Information


Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.



The fund sends one report to a household if more than one account has the same address. Contact your participating life insurance company representative if you do not want this policy to apply to you.


Statement of additional information. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010 or writing to Greenwich Street Series Fund, 125 Broad Street, New York, New York 10004.



Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.



If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.




                 Salomon Brothers Variable All Cap Value Fund



(Investment Company Act file no. 811-6310)

      4/02

Greenwich Street Series Fund

Prospectus


April 30, 2002



                                   [GRAPHIC]

                          Fundamental Value Portfolio
--------------------------------------------------------------------------------



Shares of the fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents


Greenwich Street Series Fund consists of 10 separate investment funds, each with its own investment objective and policies. This prospectus relates only to one fund--Fundamental Value Portfolio.


--------------------------------------------------------------------------------

                                                                            Page
--------------------------------------------------------------------------------
Investments, risks and performance                                             2

More on the fund's investments                                                 4

Management                                                                     6

Share transactions                                                             6

Share price                                                                    7

Dividends, distributions and taxes                                             7

Financial highlights                                                           8
--------------------------------------------------------------------------------

The Manager:


The manager is Smith Barney Fund Management LLC ("SBFM"). SBFM is an affiliate of Salomon Smith Barney Inc. (Salomon Smith Barney) and a subsidiary of Citigroup Inc. (Citigroup). Citigroup businesses offer a broad range of financial services.


SBFM is the fund's administrator.

You should know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Investments, risks and performance

Manager                              Investment objective

SBFM is the manager                  Long-term capital growth. Current income is a secondary consideration.

Portfolio Manager                    Principal investment strategies

John G. Goode (since 1993)           Key investments

Mr. Goode is an investment officer   The fund invests primarily in common stocks and common stock
of SBFM and chairman and chief       equivalents of companies the manager believes are undervalued in the
investment officer of Davis Skaggs   marketplace. While the manager selects investments primarily for their
Investment Management, a             capital appreciation potential, secondary consideration is given to a
division of SBFM                     company's dividend record and the potential for an improved dividend return. The fund generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities.

                                     The fund may invest up to 35% of its assets in convertible bonds and preferred stock, warrants and interest paying debt securities. Up to 10% of the fund's assets may be invested in below investment grade bonds
                                     (commonly known as "junk bonds").

------------------------------------------------------------------------------------------------------------------

                                     Selection process

                                     The manager employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, the manager uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, the manager looks for a positive catalyst in the company's near term outlook which the manager believes will accelerate earnings or improve the value of the company's assets. The manager also emphasizes companies in those sectors of the economy which the manager believes are undervalued relative to other sectors.

                                     When evaluating an individual stock, the manager looks for:

                                     . Low market valuations measured by the manager's valuation models

                                     . Positive changes in earnings prospects because of factors such as:

                                       . New, improved or unique products and services

                                       . New or rapidly expanding markets for the company's products

                                       . New management

                                       . Changes in the economic, financial, regulatory or political environment particularly affecting the company

                                       . Effective research, product development and marketing

                                       . A business strategy not yet recognized by the marketplace




Greenwich Street Series Fund

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

.. Stock prices decline generally
.. The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect
.. An adverse event, such as negative press reports about a company in which the fund invests, depresses the value of the company's stock
.. The markets strongly favor growth stocks over stocks with value characteristics.
.. Small or medium capitalization companies fall out of favor with investors

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources.

Compared to large companies, small and medium capitalization companies are more likely to have:

.. More limited product lines
.. Fewer capital resources
.. More limited management depth

Further, securities of small and medium capitalization companies are more likely to:

.. Experience sharper swings in market values
.. Be harder to sell at times and at prices the manager believes appropriate .. Offer greater potential for gains and losses


.. The issuer of a debt security owned by the fund defaults on its obligation to pay principal and/or interest, or the security's credit rating is downgraded. This risk is higher for below investment grade bonds



Below investment grade bonds, which are commonly known as "junk bonds", are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Change in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.


While the manager selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return.


Fund performance


This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year for each full year since inception. The table shows how the fund's average annual returns for different calendar periods compare to the return of the S&P 500 Index, an unmanaged broad-based index of common stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if these expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

                             Risk return bar chart

                                    [CHART]

                                 % Total Return

          1994    1995    1996    1997   1998    1999    2000    2001
          -----  ------  ------  ------  -----  ------  ------  -------
          7.40%  25.04%  25.33%  16.84%  4.97%  22.02%  20.47%  (5.27)%

Calendar years ended
December 31


The bar chart shows the fund's performance for each full calendar year since inception.

Quarterly returns:

Highest: 14.61% in 2nd quarter 1999

Lowest: (16.03)% in 3rd quarter 2001


Risk return table

Average Annual Total Returns

(for the periods ended December 31, 2001)



----------------------------------
        One      Five   Since
        year     years  inception*
----------------------------------
Fund     (5.27)% 11.30%   14.38%
S&P 500
 Index  (11.88)% 10.70%   13.92%
----------------------------------

* Inception date of 12/03/93
Index comparison begins on December 3, 1993



                                                   Greenwich Street Series Fund

More on the Fund's Investments

Additional investments and investment techniques


--------------------------------------------------------------------------------------------------------------
                         The fund describes its investment objective and its principal investment strat-
                         egies and risks under "Investments, risks and performance."
--------------------------------------------------------------------------------------------------------------

                         This section provides additional information about the fund's investments and certain portfolio management techniques the fund may use. More information about the fund's investments and portfolio management techniques, some of which entail risk, is included in the statement of additional information (SAI).
--------------------------------------------------------------------------------------------------------------

Equity investments       The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or portion of equity index.

                         Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity -participations.
--------------------------------------------------------------------------------------------------------------

Fixed income investments Fixed income securities include bonds, notes (including structured notes),
(to a limited extent)    mortgage-related securities, asset-backed securities, convertible securities,
                         Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign compa-
                         nies; U.S. and foreign banks; the U.S. government, its agencies, authorities, in-
                         strumentalities or sponsored enterprises; state and municipal governments;
                         supranational organizations; and foreign governments and their political sub-
                         divisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                         Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.
--------------------------------------------------------------------------------------------------------------

                         Credit quality of fixed income securities

                         If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The- fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to OTC derivative contracts.
--------------------------------------------------------------------------------------------------------------




Greenwich Street Series Fund


---------------------------------------------------------------------------------------------------------------

                          Below investment grade securities

                          Securities are below investment grade if:

                            . They are rated, respectively, below one of the top four long-term rating categories by all the nationally recognized rating organizations that have rated the securities

                            . They have received comparable short-term ratings, or

                            . They are unrated securities the manager believes are of comparable quality to below investment grade securities
---------------------------------------------------------------------------------------------------------------

                          Risks of high yield, lower quality fixed income securities

                          The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down because of market perceptions of deteriorating creditworthiness or eco-
                          nomic conditions. Lower quality securities may become illiquid and are hard to value in down markets.
---------------------------------------------------------------------------------------------------------------

Derivatives and hedging   The fund may, but need not, use derivative contracts, such as futures and options
techniques                on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

                            . To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates

                            . As a substitute for buying or selling securities

                          A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, curren-
                          cies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. There-
                          fore, using derivatives can disproportionately increase losses and reduce oppor-
                          tunities for gains when stock prices, currency rates or interest rates are changing.
                          The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.
---------------------------------------------------------------------------------------------------------------

Defensive investing       The fund may depart from its principal investment strategies in response to ad-
                          verse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
---------------------------------------------------------------------------------------------------------------

Portfolio turnover        The fund may engage in active and frequent trading to achieve its principal in-
                          vestment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.
---------------------------------------------------------------------------------------------------------------



                                                   Greenwich Street Series Fund

Management

The manager

Smith Barney Fund Management LLC (SBFM)




SBFM is located at 333 West 34th Street, New York, NY 10001.



SBFM is a wholly owned subsidiary of Citigroup. Citigroup businesses offer a broad range of financial services-asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading-and use diverse channels to make them available to consumer and corporate customers around the world.


Management fees

The fund's manager oversees the investment operations of the fund and receives the following fee for these services:


-------------------------------------------------------------
                                    Actual management fee
                                    paid for the fiscal year
                                    ended December 31, 2001
                                    (as a percentage
                                    of the fund's
Fund                        Manager average daily net assets)
-------------------------------------------------------------
Fundamental Value Portfolio  SBFM             0.55%
-------------------------------------------------------------


Administrator

SBFM serves as administrator to the fund, performing certain account maintenance and administrative services. As compensation for these services SBFM receives a fee equal on an annual basis to 0.20% of the fund's average daily net assets.

Transfer agent and shareholder servicing agent


Travelers Bank & Trust, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Global Fund Services serves as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent performs certain shareholder record keeping and accounting services.


Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable contract separate accounts investing in the fund could conflict due to differences of tax treatment and other considerations. The fund currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the board of trustees intends to monitor events to identify any material conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund might be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if in the best interests of the fund's shareholders.



Greenwich Street Series Fund

Redemption of shares

The redemption price of the fund's shares will be the net asset value next determined after receipt by the fund of a redemption order from a separate account. The fund will ordinarily pay redemption proceeds within one business day, and must pay redemption proceeds within seven days after receipt of the request in good order, except on a day when the New York Stock Exchange is closed or as permitted by the Securities and Exchange Commission in extraordinary circumstances.

Share Price


The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). If the Exchange closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The Exchange is closed on certain holidays listed in the SAI.


The fund generally values its portfolio securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price that security at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

Dividends, Distributions and Taxes


The fund intends to qualify and be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Unless otherwise elected by an insurance company separate account, all income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value. Such distributions are includable in gross income of the separate accounts holding these shares. See the accompanying separate account contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.



The fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment. An alternative diversification test may be satisfied under certain circumstances. If the fund fails to comply with these special diversification requirements under the Code, the contracts invested in that fund would not be treated as annuity, endowment or life insurance contracts under the Code.





                                                   Greenwich Street Series Fund

Financial Highlights

The financial highlights tables are intended to help you understand the performance of the fund for the past five years. The information in the following table was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, are included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.

For a share of beneficial interest outstanding throughout each year ended December 31:


                                                Fundamental Value Portfolio

                                         2001     2000    1999    1998 (1) 1997
----------------------------------------------------------------------------------
Net asset value, beginning of year       $22.55   $20.14  $17.55   $17.62  $15.73
----------------------------------------------------------------------------------
Income (Loss) from operations:
 Net investment income                     0.08     0.20    0.42     0.49    0.37
 Net realized and unrealized gain (loss)  (1.22)    3.73    3.37     0.38    2.26
----------------------------------------------------------------------------------
Total income (loss) from operations       (1.14)    3.93    3.79     0.87    2.63
----------------------------------------------------------------------------------
Less distributions from:
 Net investment income                    (0.15)   (0.39)  (0.48)   (0.43)  (0.21)
 Net realized gains                       (2.18)   (1.13)  (0.72)   (0.51)  (0.53)
----------------------------------------------------------------------------------
Total distributions                       (2.33)   (1.52)  (1.20)   (0.94)  (0.74)
----------------------------------------------------------------------------------
Net asset value, end of year             $19.08   $22.55  $20.14   $17.55  $17.62
----------------------------------------------------------------------------------
Total return                              (5.27)%  20.47%  22.02%    4.97%  16.84%
----------------------------------------------------------------------------------
Net assets, end of year (millions)       $  473   $  358  $  330   $  298  $  274
----------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                  0.77%    0.79%   0.79%    0.79%   0.79%
 Net investment income                     0.64     0.83    2.07     2.79    3.24
----------------------------------------------------------------------------------
Portfolio turnover rate                      32%      36%     41%      72%     75%
----------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.



Greenwich Street Series Fund

                         Greenwich Street Series Fund

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends one report to a household if more than one account has the same address. Contact your participating life insurance company representative if you do not want this policy to apply to you.

Statement of additional information. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010 or writing to Greenwich Street Series Fund, 125 Broad Street,
New York, NY 10004.


Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

                          Fundamental Value Portfolio




(Investment Company Act file no. 811-6310)

L-21693 4/02

                                April 30, 2002

                      STATEMENT OF ADDITIONAL INFORMATION

                         GREENWICH STREET SERIES FUND
                               125 Broad Street
                           New York, New York 10004
                                (800) 451-2010

   This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus of the Greenwich Street Series Fund (the "fund") dated April 30, 2002, as amended or supplemented from time to time) and is incorporated by reference in its entirety into the prospectus. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders which are incorporated herein by reference. The prospectus and copies of the reports may be obtained free of charge by contacting a Salomon Smith Barney Financial Consultant, or by writing or calling the fund at the address or telephone number above.

                               TABLE OF CONTENTS

Management of the Fund........................................................................  3
Trustees and Officers of the Fund.............................................................  3
Investment Advisers, Sub-Investment Adviser and Administrator................................. 11
Investment Goals and Policies of Each Portfolio............................................... 14
   Salomon Brothers Variable Emerging Growth Fund (f/k/a Emerging Growth Portfolio)........... 15
   Salomon Brothers Variable International Equity Fund (f/k/a International Equity Portfolio). 15
       Appreciation Portfolio................................................................. 16
       Equity Index Portfolio................................................................. 16
   Salomon Brothers Variable Growth & Income Fund (f/k/a Growth & Income Portfolio)........... 17
   Salomon Brothers Variable All Cap Value Fund (f/k/a Equity Income Portfolio)............... 17
       Fundamental Value Portfolio............................................................ 18
       Diversified Strategic Income Portfolio................................................. 18
       Intermediate High Grade Portfolio...................................................... 19
       Money Market Portfolio................................................................. 19
Additional Investment Policies................................................................ 20
Risk Factors.................................................................................. 39
Investment Restrictions....................................................................... 44
Portfolio Turnover............................................................................ 46
Portfolio Transactions........................................................................ 47
Purchase of Shares............................................................................ 50
Redemption of Shares.......................................................................... 51
Net Asset Value............................................................................... 51
Performance Data.............................................................................. 52
Dividends and Distributions................................................................... 56
Taxes......................................................................................... 56
Organization of the Fund...................................................................... 57
Custodian, Transfer Agent and Sub-Transfer Agent.............................................. 58
Financial Statements.......................................................................... 59
Appendix A

   The fund is a diversified, open-end management investment company with ten portfolios (a "portfolio", individually or "portfolios", collectively), each with separate goals and investment policies:

   The Salomon Brothers Variable Emerging Growth Fund's ("Emerging Growth Fund") (Formerly Emerging Growth Portfolio) goal is to provide capital appreciation. This portfolio invests primarily in common stocks, both domestic and foreign, considered by its investment adviser to be emerging growth companies, without regard to market capitalization.

   The Salomon Brothers Variable International Equity Fund's ("International Equity Fund") (Formerly International Equity Portfolio) goal is to provide total return on its assets from growth of capital and income. This portfolio invests in a diversified portfolio of equity securities of established non-U.S. issuers.

   The Appreciation Portfolio's goal is long-term appreciation of capital. This portfolio invests primarily in equity securities.

   The Equity Index Portfolio's goal is to provide investment results that, before deduction of operating expenses, match the price and yield performance of U.S. publicly traded common stocks, as measured by the Standard & Poor's Daily Price Index of 500 Common Stocks (the "S&P 500 Index"). This portfolio invests in the common stocks of companies represented in the S&P 500 Index.

   The Salomon Brothers Variable Growth & Income Fund's ("Growth & Income Fund") (Formerly Growth & Income Portfolio) goal is income and long-term capital growth. This portfolio invests primarily in dividend-paying equity securities meeting certain specified investment criteria.

   The Salomon Brothers Variable All Cap Value Fund's (the "All Cap Value Fund") (Formerly Equity Income Portfolio) primary goal is long-term growth of capital and the secondary goal is current income. This fund invests primarily in common stocks and common stock equivalents, including preferred stocks and other securities convertible into common stock.

   The Fundamental Value Portfolio's goal is to provide shareholders with long-term capital growth. Current income is a secondary consideration. This portfolio invests primarily in common stocks and common stock equivalents of companies the adviser believes are under valued in the marketplace.

   The Diversified Strategic Income Portfolio's goal is high current income. This portfolio invests primarily in three types of fixed-income securities:
U.S. government and mortgage-related securities, foreign government bonds and corporate bonds rated below investment grade.

   The Intermediate High Grade Portfolio's goal is to provide as high a level of current income as is consistent with the protection of capital. This portfolio invests in high-quality intermediate-term U.S. government securities and corporate bonds of U.S. issuers.

   The Money Market Portfolio's goal is maximum current income to the extent consistent with the preservation of capital and the maintenance of liquidity. This portfolio invests in high-quality short-term money market instruments.

                            MANAGEMENT OF THE FUND

   The executive officers of the fund are employees of certain of the organizations that provide services to the fund. These organizations are as follows:

                      Name                                              Service
                      ----                                              -------

Smith Barney Fund Management LLC ("SBFM" or
  "adviser" and "administrator").................. Investment Adviser to Money Market, Intermediate
                                                   High Grade, Diversified Strategic Income and
                                                   Appreciation Portfolios; Administrator to each
                                                   portfolio

Salomon Brothers Asset Management Inc ("SaBAM" or
  "adviser")...................................... Investment Adviser to Salomon Brothers Variable
                                                   Emerging Growth Fund, Salomon Brothers Variable
                                                   Growth & Income Fund, Salomon Brothers Variable
                                                   International Equity Fund and Salomon Brothers
                                                   Variable All Cap Value Fund

Davis Skaggs Investment Management, a division of
  SBFM ("Davis Skaggs" or "adviser").............. Investment Adviser to Fundamental Value Portfolio

Smith Barney Global Capital Management Inc.
  ("Global Capital Management" or "sub-adviser").. Sub-Investment Adviser to Diversified Strategic
                                                   Income Portfolio

Travelers Investment Management Company ("TIMCO"
  or "adviser")................................... Investment Adviser to Equity Index Portfolio

Salomon Smith Barney Inc. ("SSB" or "distributor") Distributor

State Street Bank and Trust Company ("State
  Street")........................................ Custodian

Travelers Bank & Trust, fsb ("transfer agent").... Transfer and Dividend Paying Agent

PFPC Global Fund Services ("sub-transfer agent").. Sub-Transfer Agent

   These organizations and the functions they perform for the fund are discussed in the prospectus and in this SAI.

Trustees and Officers of the Fund

   Overall responsibility for management and supervision of the fund and the portfolios rests with the fund's Board of Trustees. The trustees approve all significant agreements between the fund and the persons or companies that furnish services to the fund and its portfolios, including agreements with the advisers and/or sub-adviser, and administrator of the portfolios and with the portfolios' custodian, transfer agent and distributor. The day-to-day operations of the portfolios are delegated to the advisers and/or sub-advisers, and administrator of the portfolios. The names of the trustees and executive officers of the fund, together with information as to their principal business occupations during the past five years, are set forth below.

                                              Term                                     Number of
                                               of                                      Investment
                                             Office*                                   Companies
                                               and                                      in Fund
                                             Length                                     Complex
                            Position(s) Held of Time      Principal Occupation(s)       Overseen  Other Directorships
Name, Address and Age          with Fund     Served       During Past Five Years       by Trustee   Held by Trustee
---------------------       ---------------- ------- --------------------------------- ---------- -------------------
NON-INTERESTED
TRUSTEES:
Herbert Barg                Trustee           Since  Retired                               16            N/A
1460 Drayton Lane                              1995
Wynnewood, PA 19096
Age 78

Dwight B. Crane             Trustee           Since  Professor-Harvard Business            23            N/A
Harvard Business School                        1995  School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 64

Burt N. Dorsett             Trustee           Since  President-Dorsett McCabe              11            N/A
201 East 62nd Street                           1991  Capital Management Inc.; Chief
Apt. 3C                                              Investment Officer-Leeb Capital
New York, New York 10021                             Management, Inc. 1999-Present;
Age 71                                               Director of Research Corporation
                                                     Technologies

Elliot S. Jaffe             Trustee           Since  Chairman of The Dress Barn Inc.       11     Zweig Total Return
The Dress Barn Inc.                            1991                                               Fund; Zweig Fund,
Executive Office                                                                                  Inc.
30 Dunnigan Drive
Suffern, NY 10901
Age 75

Stephen E. Kaufman          Trustee           Since  Attorney                              13            N/A
Stephen E. Kaufman PC                          1995
277 Park Avenue
47th Floor
New York, NY 10172
Age 70

Joseph J. McCann            Trustee           Since  Retired                               11            N/A
200 Oak Park Place                             1995
Suite One
Pittsburgh, PA 15243
Age 71

Cornelius C. Rose, Jr.      Trustee           Since  Chief Executive Officer-              11            N/A
Meadowbrook Village                            1991  Performance Learning Systems
West Lebanon, NH 03784
Age 69

INTERESTED TRUSTEES:

Alfred Bianchetti**         Trustee           Since  Retired; Member of Advisory           11            N/A
19 Circle End Drive,                           1995  Board-Catholic Big Brothers
Ramsey, NJ 07466
Age 79

Heath B. McLendon***        Trustee/Chairman  Since  Managing Director of Salomon          74            N/A
Salomon Smith Barney, Inc.                     1991  Smith Barney Inc. ("SSB");
125 Broad Street, 9th Floor                          President and Director of SBFM
New York, NY 10004                                   and Travelers Investment
Age 68                                               Adviser, Inc ("TIA"); Director of
                                                     The Travelers Investment
                                                     Management Company
                                                     ("TIMCO")

--------
 * Each trustee serves until his successor has been elected and qualified.
** Mr. Bianchetti is a Trustee who is an "interested person" of the fund as defined in the 1940 Act because his son-in-law is an officer of an SBFM affiliate.
*** Mr. McLendon is an "interested" person of the fund because he is an officer of SBFM and TIA.

                               Position(s)   Term of Office*
                                Held with      and Length
Name, Address and Age             Fund       of Time Served      Principal Occupation(s) During Past Five Years
---------------------        --------------- --------------- ------------------------------------------------------
OFFICERS:

Heath B. McLendon            President and        Since      Managing Director of Salomon Smith Barney Inc.
Salomon Smith Barney, Inc.   Chief Executive       1991      ("SSB"); President and Director of SBFM and
125 Broad Street, 9th Floor  Officer                         Travelers Investment Adviser, Inc ("TIA"); Director of
New York, NY 10004                                           The Travelers Investment Management Company
Age 68                                                       ("TIMCO")

Lewis E. Daidone             Senior Vice          Since      Managing Director of SSB; Director and Senior Vice
Salomon Smith Barney Inc.    President and         1993      President of SBFM and TIA
125 Broad Street, 11th Floor Chief
New York, NY 10004           Administrative
Age 44                       Officer

Richard Peteka               Treasurer            Since      Director of SSB; Prior to 1999, Vice President and
Salomon Smith Barney Inc.                          2002      Head of Mutual Fund Administration with
125 Broad Street, 11th Floor                                 Oppenheimer Capital.
New York, NY 10004
Age 40

Kaprel Ozsolak               Controller           Since      Vice President of SSB
Salomon Smith Barney Inc.                          2002
125 Broad Street, 9th Floor
New York, NY 10004
Age 36

Christina T. Sydor           Secretary            Since      Managing Director of SSB; General Counsel and
Salomon Smith Barney Inc.                          1993      Secretary of SBFM and TIA
300 First Stamford Place
4th Floor
Stamford, CT 06902
Age 51

Sandip A. Bhagat, CFA        Vice President       Since      Managing Director of SSB; President of TIMCO;
Travelers Investment         and Investment        1994      Investment Officer of SBFM
Management Company           Officer
100 First Stamford Place
Stamford CT 06902
Age 41

John Bianchi                 Vice President       Since      Managing Director of SSB; Investment Officer of
Salomon Smith Barney Inc.    and Investment        1991      SBFM
333 West 34th Street         Officer
New York, NY 10001
Age 46

Harry D. Cohen               Vice President       Since      Managing Director of SSB; Investment Officer of
Salomon Smith Barney Inc.    and Investment        1991      SBFM
333 West 34th Street         Officer
New York, NY 10001
Age 61

James E. Conroy              Vice President       Since      Managing Director of SSB; Investment Officer of
Salomon Smith Barney Inc.    and Investment        1991      SBFM
333 West 34th Street         Officer
New York, NY 10001
Age 51

Denis Doherty                Vice President       Since      Director of SSB; Investment Officer of SBFM
Salomon Smith Barney Inc.    and Investment        1998
333 West 34th Street         Officer
New York, NY 10001
Age 38

Scott Glasser                Vice President       Since      Managing Director of SSB; Investment Officer of
Salomon Smith Barney Inc.    and Investment        1996      SBFM
333 West 34th Street         Officer
New York, NY 10001
Age 36

--------
* Each officer serves until his or her respective successor has been elected and qualified.

                           Position(s)   Term of Office*
                            Held with      and Length
Name, Address and Age         Fund       of Time Served    Principal Occupation(s) During Past Five Years
---------------------     -------------- --------------- --------------------------------------------------

John G. Goode             Vice President      Since      Managing Director of SSB; Chairman and Chief
Salomon Smith Barney Inc. and Investment       1993      Investment Officer of Davis Skaggs Investment
One Sansone Street,       Officer                        Management, a division of SBFM; Investment Officer
San Francisco, CA 94104                                  of SBFM
Age 57

Martin Hanley             Vice President      Since      Managing Director of SSB; Investment Officer of
Salomon Smith Barney Inc. and Investment       2001      SBFM
333 West 34th Street      Officer
New York, NY 10001
Age 37

Simon Hildreth            Vice President      Since      Managing Director of SSB; Investment Officer of
Smith Barney Global       and Investment       1995      SBFM
Capital Management Inc.   Officer
Hays Lane, London,
SE1 2QT, U.K.
Age 46

Michael Kagan             Vice President      Since      Managing Director of SSB; Investment Officer of
Salomon Smith Barney Inc. and Investment       2000      SBFM
333 West 34th Street      Officer
New York, NY 10001
Age 41

John Lau                  Vice President      Since      Investment Officer of TIMCO
Travelers Investment      and Investment       2000
Management Company        Officer
100 First Stamford Place
Stamford, CT 06902
Age 35

--------
* Each officer serves until his or her respective successor has been elected and qualified.

   For the calendar year ended December 31, 2001, the trustees beneficially owned equity securities of the funds within the dollar ranges presented in the table below:

                                                     Aggregate Dollar Range of Equity
                            Dollar Range of       Securities in All Registered Investment
                           Equity Securities         Companies Overseen by Trustee in
Name of Trustee        in each series of the fund     Family of Investment Companies
---------------        -------------------------- ---------------------------------------
Herbert Barg                      None                         None
Alfred Bianchetti                 None                         None
Dwight B. Crane                   None                         Over $100,000
Burt N. Dorsett                   None                         Over $100,000
Elliott S. Jaffe                  None                         None
Stephen E. Kaufman                None                         None
Joseph J. McCann                  None                         None
Heath B. McLendon                 None                         Over $100,000
Cornelius C. Rose, Jr.            None                         Over $100,000

   As of December 31, 2001, none of the independent trustees, or their immediate family members, owned beneficially or of record any securities in the adviser or principal underwriter of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the adviser or principal underwriter of the fund.

   The fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the independent trustees of the Company, namely Messrs. Barg, Crane, Dorsett, Jaffe, Kaufman, McCann and Rose.

   In accordance with its written charter adopted by the board of trustees, the Audit Committee assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. It also makes recommendations to the board as to the selection of the independent public accountants, reviews the methods, scope and results of the audits and audit fees charged, and reviews the fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the fund, its adviser and affiliates by the independent public accountants. During the fund's most recent fiscal year, the Audit Committee met once.

   The Nominating Committee is charged with the duty of making all nominations for independent trustees to the board of trustees. The Nominating Committee will consider nominees recommended by the fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the trust's Secretary. The Nominating Committee did not meet during the fund's most recent fiscal year.

   No officer, director or employee of SSB, any of the portfolio's advisers or sub-adviser, or any of their affiliates receives any compensation from the fund for serving as an officer or trustee of the fund. The fund pays each trustee who is not a director, officer or employee of SSB, the advisers or any of their affiliates a fee of $10,000 per annum plus $500 per in-person meeting and $100 per telephonic meeting. The fund pays a trustee emeritus who is not a trustee, officer or employee of SSB, the advisers, or any of their affiliates a fee of $5,000 per annum plus $250 per in person meeting and $50 per telephonic meeting. Each trustee is reimbursed for travel and out-of-pocket expenses incurred to attend such meetings. For the fiscal year ended December 31, 2001, the trustees were reimbursed, in the aggregate, $8,428 for travel and out-of-pocket expenses.

   For the fiscal year ended December 31, 2001, the trustees of the fund were paid the following compensation:

                                                 Pension or      Compensation     Number of
                                                 Retirement       From Fund       Funds for
                                  Aggregate   Benefits Accrued     And Fund     Which Trustee
                                 Compensation    As part of        Complex      Serves Within
Name of Person                    From Fund+   Fund Expenses   Paid to Trustees Fund Complex
--------------                   ------------ ---------------- ---------------- -------------
Herbert Barg**..................    $7,399           $0            $114,000          16
Alfred Bianchetti*..............     7,299            0              61,300          11
Martin Brody+...................     7,199            0             141,650          21
Dwight B. Crane**...............     6,299            0             143,550          23
Burt N. Dorsett***..............     7,298            0              61,300          11
Elliot S. Jaffe**...............     6,199            0              52,700          11
Stephen E. Kaufman**............     7,700            0             115,000          13
Joseph J. McCann**..............     7,098            0              60,900          11
Heath B. McLendon*..............         0            0                   0          74
Cornelius C. Rose, Jr.**........     7,298            0              61,300          11

--------
*  Designates as "interested" trustee.
** Designates member of Audit Committee.
+ At the end of the calendar year in which they attain age 80, fund trustees are required to change to emeritus status. Trustees emeritus are entitled to serve in emeritus status for a maximum of 10 years. Trustees emeritus may attend meetings but have no voting rights. On January 1, 2002, Mr. Brody became a Trustee Emeritus.

   As of March 30, 2002, the trustees and officers as a group owned less than 1% of the outstanding common stock of the trust. To the best knowledge of the trustees, as of March 30, 2002, the following shareholders or "groups" (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) owned beneficially or of record more than 5% of the shares of the following classes:

            Shareholder                            Percent Ownership
            -----------                            -----------------
            Money Market Portfolio

            IDS Life Variable Account
            For Salomon Smith Barney
            Attn: Unit 229
            IDS Tower 10
            Minneapolis, MN 55402
            Owned 2,479,915.640 shares*...........         100%

            Intermediate High Grade Portfolio

            IDS Life Variable Account
            For Salomon Smith Barney
            Attn: Unit 229
            IDS Tower 10
            Minneapolis, MN 55402
            Owned 410,675.467 shares*.............         100%

            Diversified Strategic Income Portfolio

            Travelers Life & Annuity Company
            Attn: Shareholder Accounting
            One Tower Square
            Hartford, CT 06183
            Owned 5,036,061.108 shares*...........       59.29%

            Travelers Insurance Company
            Separate Account QPN 401(k)-TIC
            Travelers Insurance Company
            Attn: Roger Ferland
            One Tower Square
            Hartford, CT 06183
            Owned 2,179,284.317 shares*...........       25.66%

            IDS Life Variable Account
            For Salomon Smith Barney
            Attn: Unit 229
            IDS Tower 10
            Minneapolis, MN 55402
            Owned 1,278,705.949 shares*...........       15.05%

--------
* Each Portfolio believes that these entities are not the beneficial owners of shares held of record by them.

            Shareholder                           Percent Ownership
            -----------                           -----------------
            Equity Index Portfolio--Class I
            Travelers Life & Annuity Company
            Attn: Shareholder Accounting
            One Tower Square
            Hartford, CT 06183
            Owned 21,422,037.456 shares*.........       63.87%

            Travelers Insurance Company
            Attn: Shareholder Accounting 6 MS
            One Tower Square
            Hartford, CT 06183
            Owned 11,878,596.201 shares*.........       35.42%

            Equity Index Portfolio--Class II
            Travelers Life & Annuity Company
            Attn: Shareholder Accounting
            One Tower Square
            Hartford, CT 06183
            Owned 2,239,454.383 shares*..........       62.32%

            Travelers Insurance Company
            Attn: Shareholder Accounting
            One Tower Square
            Hartford, CT 06183
            Owned 1,102,125.729 shares*..........       30.67%

            Travelers Life & Annuity Company
            Attn: Shareholder Accounting
            FBO First Citicorp Life Insurance Co.
            One Tower Square
            Hartford, CT 06183
            Owned 229,820.234 shares*............        6.40%

            Salomon Brothers Variable
            All Cap Value Fund

            IDS Life Variable Account
            For Salomon Smith Barney
            Attn: Unit 229
            IDS Tower 10
            Minneapolis, MN 55402
            Owned 1,359,386.123 shares*..........         100%

            Salomon Brothers Variable
            Growth and Income Fund

            IDS Life Variable Account
            For Salomon Smith Barney
            Attn: Unit 229
            IDS Tower 10
            Minneapolis, MN 55402
            Owned 2,176,703.755 shares*..........         100%

--------
* Each Portfolio believes that these entities are not the beneficial owners of shares held of record by them.

              Shareholder                       Percent Ownership
              -----------                       -----------------
              Appreciation Portfolio
              Travelers Life & Annuity Company
              Attn: Shareholder Accounting
              One Tower Square
              Hartford, CT 06183
              Owned 20,223,286.046 shares*.....       67.02%

              Travelers Insurance Company
              Attn: Shareholder Accounting
              One Tower Square
              Hartford, CT 06183
              Owned 4,458,531.889 shares*......       14.78%

              Equitable Life of Iowa
              Prime Elite
              Attn: Gina Keck
              604 Locust Street
              Des Moines, Iowa 50306
              Owned 3,405,856.868 shares*......       11.29%

              Fundamental Value Portfolio

              Travelers Life & Annuity Company
              Attn: Shareholder Accounting 6 MS
              One Tower Square
              Hartford, CT 06183
              Owned 16,951,361.841 shares*.....       60.44%

              Travelers Insurance Company
              Attn: Shareholder Accounting 6 MS
              One Tower Square
              Hartford, CT 06183
              Owned 10,468,028.067 shares*.....       37.32%

              Salomon Brothers Variable
              International Equity Fund

              IDS Life Variable Account
              For Salomon Smith Barney
              Attn: Unit 229
              IDS Tower 10
              Minneapolis, MN 55402
              Owned 587,217.026 shares*........         100%

              Salomon Brothers Variable
              Emerging Growth Fund

              IDS Life Variable Account
              For Salomon Smith Barney
              Attn: Unit 229
              IDS Tower 10
              Minneapolis, MN 55402
              Owned 466,689.464 shares*........         100%

--------
* Each Portfolio believes that these entities are not the beneficial owners of shares held of record by them.

Investment Advisers, Sub-Investment Adviser and Administrator

   SBFM is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Citigroup. SBFM was incorporated on March 12, 1968 under the laws of Delaware and converted to a Delaware limited liability company in September 1999. As of March 31, 2002 SBFM rendered investment advice to investment companies that had aggregate assets under management in excess of $161 billion. SBFM is located at 333 West 34th Street, New York, New York 10001. SSB and Holdings are each located at 388 Greenwich Street, New York, New York 10013. The term "Smith Barney" in the title of the Company and the funds has been adopted by permission of SSB and is subject to the right of SSB to elect that the fund stop using the term in any form or combination of its name.

   In November 2001, SBFM assigned the investment management agreements of Salomon Brothers Variable Emerging Growth Fund, Salomon Brothers Variable Growth & Income Fund and Salomon Brothers Variable International Equity Fund, to its affiliate, SaBAM. SaBAM is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended, and is located at 388 Greenwich Street, New York, New York 10013. SaBAM was organized as a Delaware corporation in 1987. SaBAM is also a wholly-owned subsidiary of Holdings which is a wholly-owned subsidiary of Citigroup. As of March 31, 2002, SaBAM rendered investment advice to investment companies that had aggregate assets under management in excess of $15 billion.

   At a meeting of the shareholders of Salomon Brothers Variable All Cap Value Fund (formerly Equity Income Portfolio) of the fund held on December 17, 2001, the shareholders approved a new investment advisory agreement, with SaBAM, on behalf of the All Cap Value Fund. The new investment advisory agreement, provides for fees to be paid by the All Cap Value Fund at a rate of 0.45% of the average daily net assets, computed daily and paid monthly.

   SaBAM provides discretionary and non-discretionary portfolio management services to a wide variety of individual and institutional accounts, including, but not limited to, banks or thrift institutions, retirement plans, pension and profit-sharing trusts, estates, charitable organizations, corporations, and other business entities, registered investment companies and unregistered domestic and offshore funds.

   TIMCO, investment adviser to the Equity Index Portfolio, is a wholly-owned subsidiary of Holdings. TIMCO is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended and is located at 100 First Stamford Place, Stamford, Connecticut 06902. TIMCO was organized as a Connecticut corporation in 1967. As of March 31, 2002, TIMCO rendered investment advice to investment companies that had aggregate assets under management in excess of $3 billion.

   Global Capital Management, sub-adviser to Diversified Strategic Income Portfolio, also is a subsidiary of Citigroup. Davis Skaggs, adviser to the Fundamental Value Portfolio is a division of SBFM.

   Each of the investment advisory agreements and the sub-advisory agreement have an initial term of two years and continue in effect, from year to year thereafter if such continuance is specifically approved at least annually by the fund's board of trustees or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the independent trustees of the fund's board with such independent trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the fund's investment advisory agreements and the sub-advisory agreement, the board, including the independent trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by a manager or its affiliates in connection with providing services to each series, compared the fees charged by a manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by a manager with respect to the fund. The board also considered each portfolio's performance relative to a selected peer group and to other benchmarks, the expense ratio of the series in comparison to other funds of comparable size, and other factors.

Specifically, the board noted information received at regular meetings throughout the year related to fund performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the adviser from brokers-dealers who execute transactions on behalf of the series. After requesting and reviewing such information, as they deemed necessary, the board concluded that the continuation of the investment advisory agreements and the sub-advisory agreement was in the best interests of a series and its shareholders. No single factor reviewed by the board was identified by the board as the principal factor in determining to renew the agreement with the manager. The independent trustees were advised by separate independent legal counsel throughout the process. The portfolio or the adviser may terminate the investment advisory agreements and the sub-advisory agreement, if applicable, on sixty days' written notice without penalty. The investment advisory agreements and the sub-advisory agreement will terminate automatically in the event of assignment (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")).

   The portfolios pay their respective advisers an aggregate fee at an annual percentage of the value of the relevant portfolio's average net assets as follows:

          Appreciation Portfolio................................ 0.55%
          Diversified Strategic Income Portfolio................ 0.45%
          Salomon Brothers Variable Emerging Growth Fund........ 0.75%
          Salomon Brothers Variable All Cap Value Fund.......... 0.45%
          Equity Index Portfolio................................ 0.15%
          Salomon Brothers Variable Growth & Income Fund........ 0.45%
          Intermediate High Grade Portfolio..................... 0.40%
          Salomon Brothers Variable International Equity Fund... 0.85%
          Money Market Portfolio................................ 0.30%
          Fundamental Value Portfolio........................... 0.55%

   Global Capital Management, as sub-adviser to the Diversified Strategic Income Portfolio, is paid a fee by SBFM, the portfolio's adviser, at the annual percentage of 0.15% of the value of the Portfolio's average net assets. The management fees paid by the Appreciation, Fundamental Value, International Equity and Emerging Growth Portfolios are higher than those fees paid by most other investment companies, but not necessarily higher than those paid by funds with similar investment objectives and policies.

   Each adviser and the sub-adviser pay the salaries of all officers and employees who are employed by both it and the fund, maintains office facilities for the fund and bears all expenses in connection with the performance of their respective services under their investment advisory agreements or the sub-advisory agreement with the fund.

   The portfolios incurred the following investment advisory fees for the years ended December 31, 2001, 2000 and 1999 by their respective adviser:

     Portfolio                    Adviser  12/31/01   12/31/00   12/31/99
     ---------                    ------- ---------- ---------- ----------
     Appreciation................   SBFM  $3,398,812 $3,248,067 $2,049,520
     Diversified Strategic Income   SBFM     346,650    313,373    358,768
     Emerging Growth*+...........  SaBAM     110,214    186,797    155,879
     All Cap Value++.............  SaBAM      50,929     77,839    134,493
     Equity Index**..............  TIMCO   1,376,954  1,243,378    556,038
     Growth & Income+............  SaBAM      57,860     86,840    139,088
     Intermediate High Grade.....   SBFM      22,395     29,224     44,383
     International Equity+.......  SaBAM      61,642    147,726    182,496
     Money Market***.............   SBFM       8,613     10,670     14,405
     Fundamental Value...........   SBFM   2,129,882  1,850,513  1,718,707

--------
* Van Kampen Asset Management received the investment advisory fees for the fiscal year ended December 31, 1999.
** TIMCO and SBFM have voluntarily agreed to limit the ratio of expenses to average net assets to 0.30% and 0.55% for Class I and Class II shares, respectively. TIMCO and/or SBFM will reimburse fees for the amount that exceeds the limitation.
*** SBFM waived $8,613, $10,670 and $8,710 of its investment advisory fees for the fiscal years ended December 31, 2001, 2000 and 1999, respectively.
+ In November 2001, SBFM assigned the investment management agreements of the Emerging Growth,Growth and Income and International Equity Funds to its affiliate, SaBAM.
++ In December 2001, shareholders of All Cap Value Fund approved a new investment management agreement with SaBAM, replacing SBFM.

   The fund bears expenses incurred in its operation, including taxes, interest, brokerage fees and commissions, if any; fees of trustees who are not officers, directors, shareholders or employees of the advisers, the sub-adviser or SSB; Securities and Exchange Commission ("SEC") fees and state blue sky qualification fees; charges of custodians; transfer and dividend disbursing agents' fees; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; investor services (including allocated telephone and personnel expenses); and costs of preparation of corporate meetings and of preparation and printing of prospectuses and shareholder reports for regulatory purposes and for distribution to shareholders.

Administrator

   SBFM serves as administrator to each portfolio pursuant to a separate written agreement with each portfolio (the "Administration Agreement"). The Administration Agreement was approved by the fund's Board of Trustees, including a majority of the disinterested trustees.

   As administrator, SBFM pays the salaries of all officers and employees who are employed by both it and the fund; maintains office facilities for the fund; furnishes the fund with statistical and research data, clerical help, accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the fund; prepares reports to the fund's shareholders and prepares tax returns, reports to and filings with the SEC and state blue sky authorities. SBFM bears all expenses in connection with the performance of its services.

   SBFM, as Administrator of the portfolios, is paid a fee at the annual percentage of 0.20% of the value of each portfolio's average net assets, except with respect to the Equity Index Portfolio, for which it is paid a fee at an annual percentage of 0.06% of the value of the Portfolio's average net assets.

   The portfolios incurred the following administration fees for the years ended December 31, 2001, 2000 and 1999:

   Portfolio                    Administrator  12/31/01   12/31/00  12/31/99
   ---------                    ------------- ---------- ---------- --------
   Appreciation................     SBFM      $1,235,932 $1,181,115 $745,280
   Diversified Strategic Income     SBFM         154,067    139,277  159,452
   Emerging Growth.............     SBFM          29,390     49,813   41,568
   All Cap Value...............     SBFM          22,635     34,595   59,774
   Equity Index*...............     SBFM         550,782    497,351  222,721
   Growth & Income.............     SBFM          25,715     38,596   61,817
   Intermediate High Grade.....     SBFM          11,198     14,612   22,191
   International Equity........     SBFM          14,504     34,759   42,940
   Money Market**..............     SBFM           5,742      7,113    7,610
   Fundamental Value...........     SBFM         774,503    672,914  624,984

--------
* TIMCO and SBFM have voluntarily agreed to limit the ratio of expenses to average net assets to 0.30% and 0.55% for Class I and Class II shares, respectively. TIMCO and/or SBFM will reimburse fees for the amount that exceeds the limitation.
** SBFM waived all of its administration fee for the fiscal years ended
   December 31, 2001 and 2000. SBFM agreed to waive administration fees in the amount of $5,806 for the fiscal year ended December 31, 1999.

Code of Ethics

   Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment advisers, sub-investment adviser and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility. A copy of the fund's Code of Ethics is on file with the SEC.

Independent Auditors

   KPMG LLP, independent auditors, 757 Third Avenue, New York, New York 10017, have been selected as the fund's independent auditors to examine and report on the fund's financial statements and financial highlights for the fiscal year ending December 31, 2002.

Counsel

   Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the fund.

   Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York, 10038 serves as counsel to the trustees who are not "interested persons" of the fund.

                INVESTMENT GOALS AND POLICIES OF EACH PORTFOLIO

   The fund's prospectus discusses the investment goals of the portfolios currently offered by the fund and the policies to be employed to achieve those goals. This section contains supplemental information concerning the types of securities and other instruments in which the portfolios may invest, the investment policies and portfolio strategies that the portfolios may utilize and certain risks attendant to such investments, policies and strategies.

Salomon Brothers Variable Emerging Growth Fund (Formerly Emerging Growth Portfolio)

   Goal--Salomon Brothers Variable Emerging Growth Fund's goal is to provide capital appreciation.

   Investment Policies--The portfolio invests primarily in common stocks of emerging growth companies, without regard to market capitalization. These are domestic or foreign companies the adviser believes are in the early stages of their life cycles and have the potential to become major enterprises. Investments in such companies may offer greater opportunities for growth of capital than larger, more established companies, but also may involve certain special risks. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. While the portfolio will invest primarily in common stocks, to a limited extent it may invest in other securities such as preferred stocks, convertible securities and warrants.

   The portfolio does not limit its investments to any single group or type of security. The portfolio also may invest in special situations involving new management, special products and techniques, unusual developments, mergers or liquidations. Investments in unseasoned companies and special situations often involve much greater risks than are inherent in ordinary investments, because securities of such companies may be more likely to experience unexpected fluctuations in price.

   The portfolio may invest in securities that have above-average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the portfolio will vary based upon its investment performance. The portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the portfolio will be successful in achieving its objective.

   The portfolio may invest up to 20% of its total assets in securities of foreign issuers. Additionally, the portfolio may invest up to 15% of the value of its total assets in restricted securities (i.e., securities that may not be sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) and in other securities not having readily available market quotations. The portfolio may enter into repurchase agreements with domestic banks and broker-dealers, which involve certain risks.

Salomon Brothers Variable International Equity Fund (Formerly International Equity Portfolio)

   Goal--The Salomon Brothers Variable International Equity Fund's goal is to provide a total return on its assets from growth of capital and income.

   Investment Policies--Under normal market conditions, the portfolio will invest at least 80% of its assets, plus any borrowing for investment purposes in equity securities or other investments with similar economic characteristics of foreign companies. Equity securities include dividend and non-dividend paying common stock, preferred stock, convertible debt and rights and warrants to such securities, and up to 20% of its assets in bonds, notes and debt securities (consisting of securities issued in the Euro-currency markets or obligations of the United States or foreign governments and their political subdivisions) of established non-United States issuers. Investments may be made for capital appreciation or income, or any combination of both for the purpose of achieving a higher overall return than might otherwise be obtained solely from investing for growth of capital or for income. There is no limitation on the percentage or amount of the portfolio's assets which may be invested for growth or income and therefore, from time to time, the investment emphasis may be placed solely or primarily on growth of capital or solely or primarily on income. In seeking to achieve its objective, the portfolio presently expects to invest its assets primarily in common stocks of established non-U.S. companies which in the opinion of its adviser have potential for growth of capital.

   The portfolio will generally invest its assets broadly among countries and will have represented in its portfolio business activities in not less than three different countries. Except as stated below, the portfolio will invest at least 80% of its assets in companies organized, or governments located in, any area of the world other than the United States, including the Far East (e.g., Hong Kong, Japan, Malaysia and Singapore), Western Europe (e.g., France, Germany, Italy, the Netherlands, Switzerland and the United Kingdom), Central and South America (e.g., Chile, Mexico and Venezuela), Australia, Canada and such other areas and countries as its adviser may determine from time to time. The portfolio may invest in securities issued by companies formerly party to the Warsaw Pact. However, under unusual economic or market conditions as determined by its adviser, for defensive purposes the portfolio may temporarily invest all or a major portion of its assets in U.S. government securities or in debt or equity securities of companies incorporated in and having their principal business activities in the United States. To the extent the portfolio's assets are invested for temporary defensive purposes, such assets will not be invested in a manner designed to achieve the portfolio's investment objective.

   It is expected that securities held by the portfolio will ordinarily be traded on a stock exchange or other market in the country in which the issuer is principally based, but also may be traded on markets in other countries including, in many cases, U. S. securities exchanges and over-the-counter markets. To the extent the portfolio's assets are not otherwise invested as described above, the assets may be held in cash, in any currency, or invested in U.S. or foreign, high-quality money market instruments and their equivalents.

Appreciation Portfolio

   Goal--The Appreciation Portfolio's goal is long-term appreciation of capital.

   Investment Policies--The portfolio will attempt to achieve its goal by investing primarily in equity and equity-related securities believed to afford attractive opportunities for appreciation.

   Under normal market conditions, substantially all, but not less than 65%, of the portfolio's assets will consist of common stocks, but the portfolio may also hold securities convertible into common stocks and warrants. When the adviser believes that a conservative or defensive investment posture is warranted or when opportunities for capital appreciation do not appear attractive, the portfolio may invest temporarily in debt obligations, preferred securities or short-term money market instruments. The portfolio may from time to time lend its portfolio securities and invest up to 10% of its assets (at the time of investment) in foreign securities. The portfolio may invest directly in foreign issuers or invest in depository receipts.

Equity Index Portfolio

   Goal--The Equity Index Portfolio's goal is to provide investment results that, before deduction of operating expenses, match the price and yield performance of U.S. publicly traded common stocks, as measured by the S&P 500 Index.

   Investment Policies--Under normal circumstances, the portfolio invests at least 80% of the value of its net assets, plus any borrowings for investment purposes in common stocks included in the S&P 500 Index. The portfolio will seek to achieve its goal by owning substantially all 500 stocks in the S&P 500 Index in proportion to their actual market capitalization weightings. The portfolio will be reviewed daily and adjusted, when necessary, to maintain security weightings as close to those of the S&P 500 Index as possible, given the amount of assets in the portfolio at that time. The portfolio may invest up to 5% of its assets in equity securities that are not included in the S&P 500 Index if the adviser believes such investments will assist the portfolio in approximating the return of the S&P 500 Index. The portfolio may use up to an additional 20% of its assets to enter into stock index futures and related options to increase efficiency, may lend portfolio securities and write covered options to help offset operating expenses, and may acquire money market instruments. Portfolio turnover is expected to be lower than for most other investment companies.

   No attempt will be made to manage the portfolio in the traditional sense using economic, financial and market analysis, nor will the adverse financial situation of an issuer necessarily result in the elimination of its securities from the portfolio, unless the securities are removed from the S&P 500 Index. From time to time, administrative adjustments may be made in the portfolio because of changes in the composition of the S&P 500 Index.

   The portfolio will use the S&P 500 Index as its standard for performance comparison because the S&P 500 Index represents approximately 70% of the total market value of all U.S. common stocks, is well known to investors and is representative of the performance of publicly traded U.S. common stocks.

   The portfolio will invest in the common stocks of the companies represented in the S&P 500 Index with the goal of matching, before deduction of operating expenses, the price and yield performance of the S&P 500 Index. The S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "NYSE"). S&P chooses the stocks to be included in the S&P 500 Index solely on a statistical basis. The S&P 500 Index is a trademark of S&P and inclusion of a stock in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment. S&P is neither a sponsor nor in any way affiliated with the portfolio.

   The portfolio's ability to replicate the performance of the S&P 500 Index will depend to some extent on the size of cash flows into and out of the portfolio. Investment changes to accommodate these cash flows will be made to maintain the similarity of the portfolio's assets to the S&P 500 to the maximum extent practicable.

Salomon Brothers Variable Growth & Income Fund (Formerly Growth & Income Portfolio)

   Goal--The Salomon Brothers Variable Growth & Income Fund's goal is income and long-term capital growth.

   Investment Policies--The portfolio will seek to achieve its goal by investing in income-producing equity securities, including dividend-paying common stocks, securities that are convertible into common stocks and warrants. Under normal market conditions, the portfolio will invest substantially all, but not less than 65%, of its assets in equity securities. The portfolio may invest the remainder of its assets in money market instruments, as well as in corporate bonds, convertible securities and mortgage-related securities rated investment grade or deemed to be of comparable quality. The portfolio may enter into repurchase agreements, lend portfolio securities, enter into interest rate and stock index futures and related options, purchase or sell securities on a when-issued or delayed-delivery basis and write covered options.

Salomon Brothers Variable All Cap Value Fund (Formerly Equity Income Portfolio)

   Goal--The Salomon Brothers Variable All Cap Value Fund's primary goal is long-term capital growth. Current income is a secondary consideration.

   Investment Policies--The All Cap Value Fund invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the manager believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The Fund generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities.

   Other types of securities that may be held by the All Cap Value Fund when deemed advisable by the adviser include investment-grade debt securities such as bonds, debentures and commercial paper, U.S. government securities and money market instruments, and up to 10% of the portfolio's assets may be invested in debt securities rated as low as B by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or the equivalent by another nationally recognized statistical rating organization ("NRSRO") or in unrated securities deemed by the adviser to be of comparable quality. When the outlook for common stocks is not considered promising in the judgment of the adviser, a substantial portion of the assets of the portfolio may be held in these other types of securities for temporary defensive purposes.

   The All Cap Value Fund may invest up to 35% of its assets in convertible bonds and preferred stock, warrants and interest paying debt securities. The Fund also may enter into repurchase agreements and reverse repurchase agreements, borrow money, lend its portfolio securities, write covered options on securities, purchase options on securities, sell securities short against the box, purchase and sell securities on a when-issued or delayed delivery basis, and enter into interest rate futures contracts and related options.

Fundamental Value Portfolio

   Goal--The Fundamental Value Portfolio's goal is to provide shareholders with long-term capital growth. Current income is a secondary consideration.

   Investment Policies--The portfolio seeks to achieve its objective through investment in common stocks and common stock equivalents, including preferred stocks and other securities convertible into common stocks. The portfolio may also invest up to 10% of its assets in securities rated less than investment grade by Moody's, S&P or the equivalent by another NRSRO or, in unrated securities deemed by the adviser to be of comparable quality. The portfolio may invest up to 35% of its assets in interest-paying debt securities such as U.S. government securities, and other securities, including convertible bonds, convertible preferred stock and warrants. The portfolio also may lend its portfolio securities and enter into short sales against the box.

Diversified Strategic Income Portfolio

   Goal--The Diversified Strategic Income Portfolio's goal is high current income.

   Investment Policies--The portfolio will seek to achieve its goal through allocating and reallocating its assets primarily among three types of fixed-income securities: U.S. government and mortgage-related securities, foreign government securities and corporate securities rated below investment grade. Under current market conditions, the adviser expects to maintain 50% of the portfolio's assets in government and mortgage-securities, 25% in foreign government securities and 25% in high-yield corporate securities. The portions of the portfolio's assets invested in each type of security will vary from time to time and, at any given time, the portfolio may be entirely invested in a single type of fixed-income security. Under normal circumstances, substantially all, but not less than 65%, of the portfolio's assets will be invested in fixed-income securities, including non-convertible preferred stocks.

   Although the portfolio invests primarily in fixed income securities, it may invest up to 20% of its assets in common stock and other equity-related securities, including convertible securities, preferred stock, warrants and rights.

   The portfolio generally will invest in intermediate- and long-term fixed-income securities with the result that, under normal market conditions, the weighted average maturity of the portfolio's securities is expected to be from four to in excess of 12 years. Mortgage-related securities in which the portfolio may invest, which include mortgage obligations collateralized by mortgage loans or mortgage pass-through certificates, will be rated no lower than Aa by Moody's or AA by S&P or the equivalent from another NRSRO, or if unrated, will be deemed by the adviser to be of comparable quality. Under normal market conditions, the portfolio's mortgage-related holdings can be expected to consist primarily of securities issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). The portfolio may invest up to 35% of its assets in corporate fixed-income securities of U.S. issuers rated Ba or lower by Moody's or BB or lower by S&P, but not lower than Caa or CCC, respectively, or the equivalent from another NRSRO, or in unrated securities deemed by the adviser and the sub-adviser to be of comparable quality. Special considerations arising from investment in lower-rated and unrated securities are described in "Special Considerations and Risk Factors--Medium-, Lower- and Unrated Securities."

   The portfolio may also invest in fixed-income securities issued by supranational organizations and may engage in transactions in options, interest rate futures contracts, options on interest rate futures contracts, forward currency contracts, options on foreign currencies and foreign currency futures contracts. Up to 5% of the portfolio's assets may be invested in developing countries.

Intermediate High Grade Portfolio

   Goal--The Intermediate High Grade Portfolio's goal is to provide as high a level of current income as is consistent with the protection of capital.

   Investment Policies--Under normal circumstances the portfolio invests, at least, 80% of the value of its net assets, plus any borrowings for investment purposes in U.S. government securities and high-grade corporate bonds of U.S. issuers i.e., high grade bonds are rated within the three highest rating categories by Moody's, S&P, or the equivalent by another NRSRO or, if not rated, believed by the adviser to be of comparable quality.

   Under normal market conditions, the average weighted maturity of the portfolio's assets will be from three to ten years. The portion of the portfolio's assets not invested in intermediate-term U.S. government securities and U.S. corporate bonds may be invested in long- or short-term U.S. government and corporate obligations, convertible securities and preferred stock that is not convertible into common stock. The portfolio may not hold securities rated lower than Baa by Moody's or BBB by S&P, or the equivalent by another NRSRO or unrated securities deemed by the adviser to be comparable to such securities rated below investment grade. The portfolio may invest up to 10% of its total assets in government stripped mortgage-backed securities and may invest in floating- or variable-rate demand notes.

Money Market Portfolio

   Goal--The Money Market Portfolio's goal is maximum current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

   Investment Policies--In seeking to achieve its goal, the portfolio will invest in short-term money market instruments, including: securities issued or guaranteed by the U.S. government, its agencies and instrumentalities ("U.S. government securities"); repurchase agreements, U.S. and foreign bank time deposits, certificates of deposit and bankers' acceptances; high-grade commercial paper of U.S. and foreign issuers and other short-term corporate debt obligations of such issuers that are comparable in priority and security to such instruments, including variable-rate and floating-rate instruments. Except when maintaining a temporary defensive position, the portfolio intends to invest more than 25% of its assets in short-term bank instruments. The portfolio will invest in money market instruments determined by the adviser to present minimal credit risks and which at the time of purchase are considered to be "Eligible Securities," as defined by the SEC.

   The portfolio will invest only in securities purchased with and payable in U.S. dollars and that have (or, pursuant to regulations adopted by the SEC, are deemed to have) remaining maturities of 13 months or less at the date of purchase by the portfolio. The portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less. The portfolio will follow these policies to maintain a constant net asset value of $1.00 per share, although there is no assurance that it can do so on a continuing basis.

   Each portfolio's 80% investment policies, if applicable, are non-fundamental and may be changed by the Board of Trustees of the fund to become effective upon at least 60 days' notice to shareholders of the applicable portfolio prior to any such change.

                        ADDITIONAL INVESTMENT POLICIES

Equity Investments

   Common Stocks (Appreciation, Diversified Strategic Income, Emerging Growth, All Cap Value, Equity Index, Growth & Income, International Equity and Fundamental Value Portfolios). Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

   Convertible Securities (Appreciation, Emerging Growth, Diversified Strategic Income, All Cap Value, Growth & Income, Intermediate High Grade, International Equity and Fundamental Value Portfolios). The portfolios may invest in convertible securities, which are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

   As fixed-income securities, convertible securities provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

   Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

   Preferred Stock (Appreciation, Diversified Strategic Income, Emerging Growth, All Cap Value, Intermediate High Grade, International Equity and Fundamental Value Portfolios). The portfolios may invest in preferred stocks, which, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Preferred stock dividends must be paid before common stock dividends and, for that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

   Warrants (Appreciation, Diversified Strategic Income, Emerging Growth, All Cap Value, Growth & Income, International Equity and Fundamental Value Portfolios). The portfolios may invest in warrants. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities the warrant holder is entitled to purchase, and because it does not represent any rights to the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

   Real Estate Investment Trusts (Fundamental Value and the Intermediate High Grade Portfolios). The portfolios may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. Equity trusts own real estate directly and the value of and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity trusts may also include operating or finance companies. Equity trusts can also realize capital gains by selling properties that have appreciated in value. Mortgage trusts can make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Mortgage trusts derive their income from interest payments. Hybrid trusts combine the characteristics of both equity and mortgage trusts, generally by holding both ownership interests and mortgage interests in real estate. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain exemption from the 1940 Act.

   American, European and Continental Depository Receipts (Appreciation, Emerging Growth, All Cap Value, Growth & Income, International Equity and
Fundamental Value Portfolios).   The portfolios may invest in securities of
foreign issuers and U.S. issuers in the form of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs, which sometimes are referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or U.S. securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and CDRs, in bearer form, are designed for use in European securities markets.

   Securities of Other Investment Companies (Appreciation, Emerging Growth, All Cap Value, Growth & Income, International Equity and Fundamental Value
Portfolios).   The portfolios may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, the portfolios may hold securities of another investment company in amounts which do not exceed (i) 3% of the total outstanding voting stock of such company, (ii) 5% of the value of a portfolios' total assets and (iii) when added to all other investment company securities held by a portfolio, 10% of the value of a portfolios' total assets.

   To the extent a portfolio invests in securities of other investment companies, portfolio shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, if a portfolio invests in Equity Equivalents (as defined below) its shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, a series' investments in such investment companies are subject to limitations under the 1940 Act and market availability.

   Index-Related Securities ("Equity Equivalents") (Appreciation, Emerging Growth, All Cap Value, Growth & Income, International Equity and Fundamental Value Portfolios). Each portfolio may invest in certain types

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of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an Index. Such Equity Equivalents include among others DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor's Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

   Equity Equivalents may be used for several purposes, including, to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund's assets across a broad range of equity securities.

   The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the portfolio investing in such instruments.

Fixed Income Securities

   Bank Obligations (All Portfolios). U.S. commercial banks organized under Federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation ("FDIC"). U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a portfolio, depending upon the principal amount of certificates of deposit ("CDs") of each bank held by the portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of government regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.

   Obligations of foreign branches of U.S. banks and of foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements,

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

loan limitations and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

   Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to being general obligations of the issuing branch, or may be limited by the terms of specific obligations and by governmental regulation as well as governmental action in the country in which the foreign bank is headquartered. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may or may not be required to (a) pledge to the regulator an amount of its assets equal to 5% of its total liabilities by depositing assets with a designated bank within the state and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

   In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of U.S. banks, by U.S. branches of foreign banks or by foreign branches of foreign banks, the portfolios' advisers will carefully evaluate such investments on a case-by-case basis.

   The Money Market Portfolio will not purchase TDs maturing in more than six months and will limit its investment in TDs maturing from two business days through six months to 10% of its total assets. Except when maintaining a temporary defensive position, the portfolio will invest more than 25% of its assets in short-term bank instruments of the types discussed above.

   The Money Market Portfolio may purchase a CD issued by a bank, savings and loan association or similar institution with less than $1 billion in assets (a "Small Issuer CD") so long as (a) the issuer is a member of the FDIC or Office of Thrift Supervision (the "OTS") and is insured by the Savings Association Insurance Fund (the "SAIF"), which is administered by the FDIC and is backed by the full faith and credit of the U.S. government, and (b) the principal amount of the Small Issuer CD is fully insured and is no more than $100,000. The Money Market Portfolio will at any one time hold only one Small Issuer CD from any one issuer.

   Savings and loan associations whose CDs may be purchased by the portfolios are supervised by the OTS and are insured by SAIF. As a result, such savings and loan associations are subject to regulation and examination.

   U.S. Government Securities (All Portfolios). The portfolios may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government Securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government Securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. A portfolio may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a portfolio will invest in obligations issued by such an instrumentality only if the adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the portfolio.

   The portfolios may invest up to 5% of their net assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the

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U.S. dollar and the currency of one or more foreign countries ("Exchange
Rate-Related Securities"). Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the securityholder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed in either of the aforementioned forms or a combination of those forms.

   Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the portfolios over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the United States or foreign governments, or intervention by central banks, could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for particular Exchange Rate-Related Securities due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

   Commercial Paper (All Portfolios). Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as a portfolio, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. A portfolio, therefore, may not invest in a master demand note if as a result more than 10% of the value of the portfolio's total assets would be invested in such notes and other illiquid securities.

   Money Market Instruments (All Portfolios). The Money Market Portfolio will invest exclusively in money market instruments. Each of the remaining portfolios may, as a cash management tool, hold up to 20% (except that each of the Total Return, Emerging Growth and International Equity Portfolios may invest up to 35%) of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

   Each portfolio may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. CDs are short-term, negotiable obligations of commercial banks. TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. The fund may invest in cash and in short-term instruments, and it may hold cash and short-term instruments without limitation when the adviser determines that it is appropriate to maintain a temporary defensive posture. Short-term instruments in which a portfolio may invest include: (a) obligations issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities (including repurchase agreements with

                                      24

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respect to such securities); (b) bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); (c) floating rate securities and other instruments denominated in U.S. dollars issued by international development agencies, banks and other financial institutions, governments and their agencies or instrumentalities and corporations located in countries that are members of the Organization for Foreign Cooperation and Development; and (d) commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another NRSRO or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories. "Requisite NRSROs" means (a) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Portfolio acquires the security. A discussion of the ratings categories of the NRSROs is contained in the Appendix to the SAI.

   The Money Market Portfolio generally may not invest more than 5% of its total assets in the securities of any one issuer, except for U.S. government securities. In addition, the portfolio may not invest more than 5% of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities ("Second Tier Securities") and may not invest more than 1% of its total assets in the Second Tier Securities of any one issuer. The portfolio may invest up to 25% of the then-current value of the portfolio's total assets in the securities of a single issuer for a period of up to three business days, provided (a) the securities are rated by the Requisite NRSROs in the highest short-term rating category, are securities of issuers that have received such rating with respect to other short-term debt securities or are comparable unrated securities, and
(b) the portfolio does not make more than one such investment at any one time.

   Ratings as Investment Criteria (All Portfolios). In general, the ratings of Moody's, S&P and other NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality. Nor do such ratings evaluate the market value risk of the securities. These ratings will be used by the portfolios as initial criteria for the selection of portfolio securities, but the portfolios also will rely upon the independent advice of their respective advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. The Appendix to this SAI contains further information concerning the ratings of Moody's, S&P and other NRSROs.

   Subsequent to its purchase by a portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the portfolio. In addition, it is possible that Moody's, S&P or another NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events will require sale of such securities by the portfolio, but the relevant adviser will consider such events in determining whether the portfolio should continue to hold the securities.

   In addition, to the extent the rating given by Moody's, S&P or another NRSRO changes as a result of changes in such organization or its rating system, or because of a corporate reorganization of such organization, a portfolio will attempt to use comparable ratings as standards for its investments in accordance with its investment goal and policies.

   The Money Market Portfolio is prohibited from purchasing a security unless that security is (a) rated by at least two NRSROs (such as Moody's or S&P) within the highest rating assigned to short-term debt securities (or, if not rated or rated by only one agency, is determined to be of comparable quality) or (b) rated by at least two NRSROs within the two highest ratings assigned to short-term debt securities (or, if not rated or rated by only one agency, is determined to be of comparable quality) and not more than 5% of the assets of the portfolio will be invested in such securities. Comparable quality shall be determined in accordance with procedures established by the Board of Trustees of the fund.

   Zero Coupon Securities (Diversified Strategic Income and the Intermediate High Grade Portfolios). A zero coupon security is a debt obligation that does not entitle the holder to any periodic payments of interest prior

                                      25

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to maturity and therefore is issued and traded at a discount from its face amount. Zero coupon securities may be created by separating the interest and principal components of securities issued or guaranteed by the United States government or one of its agencies or instrumentalities or issued by private corporate issuers. The discount from face value at which zero coupon securities are purchased varies depending on the time remaining until maturity, prevailing interest rates and the liquidity of the security. Because the discount from face value is known at the time of investment, investors holding zero coupon securities until maturity know the total amount of their investment return at the time of investment. In contrast, a portion of the total realized return from conventional interest-paying obligations comes from the reinvestment of periodic interest. Because the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying obligations at the time of the original purchase, the investor's return on reinvestments is uncertain even if the securities are held to maturity. This uncertainty is commonly referred to as reinvestment risk. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity; holders of zero coupon securities, however, forego the possibility of reinvesting at a higher yield than the rate paid on the originally issued security. With both zero coupon and interest-paying securities, there is no reinvestment risk on the principal amount of the investment.

   Zero coupon securities of the type held by the portfolios can be sold prior to their due date in the secondary market at their then prevailing market value which, depending on prevailing levels of interest rates and the time remaining to maturity, may be more or less than the securities' "accreted value;" that is, their value based solely on the amount due at maturity and accretion of interest to date. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and, accordingly, are likely to respond to a greater degree to changes in interest rates than do non-zero coupon securities having similar maturities and yields.

   Medium-, Lower- and Unrated Securities (Intermediate High Grade, Diversified Strategic Income, All Cap Value, Growth & Income and Fundamental Value Portfolios). The Intermediate High Grade, Diversified Strategic Income, All Cap Value, Growth & Income and Fundamental Value Portfolios may invest in medium- or lower-rated securities and unrated securities of comparable quality. Generally, these securities offer a higher current yield than is offered by higher-rated securities, but also will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium-, lower-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during a major economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and comparable unrated securities are generally unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, each portfolio's adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors established by the fund's Board of Trustees into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

   The markets in which medium- and lower-rated or comparable unrated securities are traded are generally more limited than those in which higher-rated securities are traded. The existence of limited markets for these securities may restrict the availability of securities for a portfolio to purchase and also may have the effect of limiting the ability of the portfolio to (a) obtain accurate market quotations for purposes of valuing securities and calculating net asset value and (b) sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. The market for medium-, lower-rated and comparable unrated securities is relatively new and has not fully weathered a major economic recession. Any

                                      26

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such recession, however, would disrupt severely the market for such securities and adversely affect the value of such securities, and could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

   Fixed-income securities, including medium, lower-rated and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a portfolio. If an issuer exercises these rights during periods of declining interest rates, the portfolio may have to replace the security with a lower-yielding security resulting in a decreased return to the portfolio.

   The market values of securities in lower rating categories are more volatile than that of higher quality securities, and the markets in which medium- and lower-rated or comparable unrated securities are traded are more limited than those in which higher-rated securities are traded. Adverse publicity and investor perceptions may also have a negative impact on the value and liquidity of lower-rated, high-yield securities, especially in a limited trading market.

   Subsequent to its purchase by a portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the portfolio. Neither event will require sale of such securities by the portfolio involved, but it's adviser will consider such event in its determination of whether the portfolio should continue to hold the securities.

   Securities rated Ba by Moody's or BB by S&P or the equivalent from another NRSRO have speculative characteristics with respect to their capacity to pay interest and repay principal. Securities rated B generally lack the characteristics of a desirable investment and assurance of interest and principal payments over any long period of time may be small. Securities rated Caa or CCC are of poor standing. These issues may be in default or present elements of danger with respect to principal or interest.

   Corporation Loans (Diversified Strategic Income Portfolio). This portfolio may invest up to 15% of its total assets in corporate loans. Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The fund may acquire an interest in corporate loans through the primary market by acting as one of a group of lenders of a corporate loan. The primary risk in an investment in corporate loans is that the borrower may be unable to meet their interest and/or principal payment obligations. The occurrence of such default with regard to a corporate loan in which the portfolio had invested would have an adverse affect on the portfolio's net asset value. Corporate loans in which the portfolio may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans which hold a more senior position in the borrower's capital structure or that are secured with collateral.

   The portfolio may also acquire an interest in corporate loans by purchasing both participations ("Participations") in and assignments ("Assignments") of portions of corporate loans from third parties. By purchasing a Participation, the portfolio acquires some or all of the interest of a bank or other leading institution in a loan to a corporate borrower. The Participations typically will result in the portfolio having a contractual relationship only with the lender and not the borrower. The portfolio will have the right to receive payments or principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the portfolio may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. The portfolio will acquire Participations only if the lender interpositioned between the portfolio and the borrower is determined by management to be creditworthy. When the portfolio purchases Assignments from lenders, the portfolio will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigned lender.

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   In addition, the portfolio may have difficulty disposing of its investments in corporate loans. The liquidity of such securities is limited and the portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for corporate loans also may make it more difficult for the portfolio to assign a value to those securities for purposes of valuing the portfolio's investments and calculating its net asset value. The portfolio's policy limiting its illiquid securities will be applicable to investments in corporate loans.

   Floating- and Variable-Rate Demand Notes (Money Market Portfolio). The Money Market Portfolio may acquire floating- and variable-rate demand notes of corporate issuers. Although floating- and variable-rate demand notes are frequently not rated by credit rating agencies, unrated notes purchased by the portfolio must be determined by its adviser to be of comparable quality at the time of purchase to instruments rated "high quality" (i.e., within the two highest rating categories) by any NRSRO. Moreover, while there may be no active secondary market with respect to a particular floating- or variable-rate demand note purchased by the portfolio, the portfolio may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the portfolio to dispose of a particular floating- or variable-rate demand note in the event the issuer of the note defaulted on its payment obligations, and the portfolio could, for this or other reasons, suffer a loss to the extent of the default.

   When-Issued Securities and Delayed-Delivery Transactions (Diversified Strategic Income, Emerging Growth, All Cap Value, Growth & Income, Intermediate High Grade, International Equity and Fundamental Value Portfolios). The portfolios may purchase securities on a "when-issued" basis, for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis. No portfolio intends to engage in these transactions for speculative purposes, but only in furtherance of its investment goal. These transactions occur when securities are purchased or sold by the portfolios with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the portfolios at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Because of fluctuations in the value of securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

   When the portfolios agree to purchase when-issued or delayed-delivery securities, the portfolios will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the portfolios' books. Normally, the portfolio will set aside portfolio securities to satisfy a purchase commitment, and in such a case the portfolio may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the portfolio's commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

   Mortgage-Related Securities (Diversified Strategic Income, Growth & Income, and Intermediate High Grade Portfolios). The mortgage pass-through securities in which these portfolios may invest may be backed by adjustable-rate, as well as conventional, mortgages. Those backed by adjustable-rate mortgages bear interest at a rate that is adjusted monthly, quarterly or annually. The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage

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prepayments include interest rate levels, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular pool. Pools of mortgages with varying maturities or different characteristics will have varying average life assumptions and the prepayment experience of securities backed by adjustable-rate mortgages may vary from those backed by fixed-rate mortgages.

   Mortgage-related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Government mortgage-related securities are backed by the full faith and credit of the United States. GNMA, the principal guarantor of such securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the United States. Issuers of such securities include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from the FHLMC national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

   The portfolios expect that private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-related securities are developed and offered to investors, the portfolios, consistent with their investment goals and policies, will consider making investments in such new types of securities.

   Forward Roll Transactions (Intermediate High Grade and Diversified Strategic Income Portfolios). In order to enhance current income, the Intermediate High Grade and Diversified Strategic Income Portfolios may enter into forward roll transactions with respect to mortgage-related securities issued by GNMA, FNMA and FHLMC. In a forward roll transaction, a portfolio sells a mortgage security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will generate income for the portfolio exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by a portfolio may decline below the repurchase price of those securities. When a portfolio enters into a forward roll transaction, it will place in a segregated account on the fund's books cash, U.S. government securities, equity securities or debt obligations of any grade having a value equal to or greater than the repurchase price (including accrued interest) provided such securities have been determined by the adviser to be liquid and unencumbered, and are marked to market daily pursuant to guidelines established by the trustees, and will subsequently monitor the account to insure that such equivalent value is maintained. Forward roll transactions are considered to be borrowings by a portfolio.

   Floating- and Variable-Rate Obligations (Money Market Portfolio). The Money Market Portfolio may purchase floating-rate and variable-rate obligations, including participation interests therein. Variable-rate obligations provide for a specified periodic adjustment in the interest rate, while floating-rate obligations have an interest rate that changes whenever there is a change in the external interest rate. The portfolio may purchase

                                      29

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floating-rate and variable-rate obligations that carry a demand feature that would permit the portfolio to tender them back to the issuer or remarketing agent at par value prior to maturity. Frequently, floating-rate and variable-rate obligations are secured by letters of credit or other credit support arrangements provided by banks.

   Eurodollar or Yankee Obligations (All Portfolios). Each portfolio including the Money Market Portfolio may invest in Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar-denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent U.S.dollars from leaving the country. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

Derivative Contracts

   As described in the prospectus, certain of the portfolios may enter into various types of securities, index and currency futures, options and related contracts in order to hedge the existing or anticipated value of its portfolio. No portfolio is required to enter into hedging transactions with regard to its foreign currency-denominated securities and a portfolio will not do so unless deemed appropriate by its adviser. This method of protecting the value of the portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Each portfolio will invest in these instruments only in markets believed by its adviser to be active and sufficiently liquid.

   Options on Securities (Diversified Strategic Income, Emerging Growth, All Cap Value, Equity Index, Growth & Income, Intermediate High Grade, International Equity, and Fundamental Value Portfolios). The portfolios may engage in writing covered put and call options and may enter into closing transactions. The Intermediate High Grade, Diversified Strategic Income, All Cap Value, Total Return, International Equity and Emerging Growth Portfolios also may purchase put and call options.

   The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums a portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

   Options written by a portfolio normally will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A portfolio may write (a) in-the-money call options when its adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when its adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when its adviser expects that the price of the underlying security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-

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money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

   So long as the obligation of a portfolio as the writer of an option continues, a portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the portfolio to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the portfolio effects a closing purchase transaction. A portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underling security when it writes a put option, a portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation ("Clearing Corporation") and of the securities exchange on which the option is written.

   An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. Because of this and current trading conditions, the Intermediate High Grade, Diversified Strategic Income, All Cap Value, Fundamental Value, International Equity and Emerging Growth Portfolios expect to purchase not only call or put options issued by the Clearing Corporation, but also options in the domestic and foreign over-the-counter markets. Portfolios with the authority to write options expect to do so only if a secondary market exists on a U.S. securities exchange or in the over-the-counter market.

   A portfolio may realize a profit or loss upon entering into a closing transaction. In cases in which a portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the option. Similarly, when a portfolio has purchased an option and engages in a closing sale transaction, whether the portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium that the portfolio initially paid for the original option plus the related transaction costs.

   Although a portfolio generally will purchase or write only those options for which its adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered inadequate certain of the facilities of the Clearing Corporation and securities exchanges which have resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the portfolios and other clients of their respective advisers and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

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   In the case of options written by a portfolio that are deemed covered by virtue of the portfolio's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the portfolio has written options may exceed the time within which the portfolio must make delivery in accordance with an exercise notice. In these instances, a portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the portfolio will not bear any market risk, because the portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

   Additional risks exist with respect to certain of the U.S. government securities for which a portfolio may write covered call options. If a portfolio writes covered call options on mortgage-backed securities, the securities it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. The portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of those securities.

   Stock Index Options (Appreciation, All Cap Value, Equity Index, Emerging Growth, Growth & Income, International Equity and Fundamental Value Portfolios). The portfolios may purchase call options on stock indexes listed on U.S. securities exchanges for the purpose of hedging their portfolios. The Fundamental Value Portfolio may also write call and buy put options on stock indexes. A stock index fluctuates with changes in the market values of the stocks included in the index. Stock index options may be based on a broad market index such as the New York Stock Exchange Composite Index or a narrower market index such as the S&P 500 Index. Indexes also may be based on an industry or market segment.

   Options on stock indexes are generally similar to options on stock except with respect to delivery. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

   The effectiveness of purchasing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements in the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the portfolio of options on stock indexes will be subject to its adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

   A portfolio will engage in stock index option transactions only when it is determined by its adviser to be consistent with the portfolio's efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful.

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   Futures Activities (Appreciation, Diversified Strategic Income, Emerging
Growth, All Cap Value, Equity Index, Growth & Income, Intermediate High Grade, International Equity and Fundamental Value Portfolios). The portfolios may enter into interest rate futures contracts. The Appreciation, Equity Index, All Cap Value, Growth & Income, Fundamental Value, International Equity and Emerging Growth Portfolios may enter into stock index futures contracts. The Diversified Strategic Income, Emerging Growth and International Equity Portfolios may enter into foreign currency futures contracts. The portfolios may enter into related options traded on a U.S. exchange or board of trade.

   An interest rate futures contract provides for the future sale by one party and the purchase by another party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. Similarly, a foreign currency futures contract provides for the future sale by one party and the purchase by another party of a certain amount of a particular currency at a specified price, date, time and place. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying securities in the index is made.

   The purpose of the acquisition or sale of a futures contract by a portfolios, other than the Equity Index, Fundamental Value, International Equity and Emerging Growth Portfolios, is to mitigate the effects of fluctuations in the value of its securities caused by anticipated changes in interest rates, market conditions or currency values without actually buying or selling the securities. Of course, because the value of portfolio securities will far exceed the value of the futures contracts entered into by a portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the portfolio.

   No consideration is paid or received by a portfolio upon entering into a futures contract. Initially, a portfolio will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to a portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the securities, currency or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a portfolio may elect to close the position by taking an opposite position, which will operate to terminate the portfolio's existing position in the contract.

   Several risks are associated with the use of futures contracts as a hedging device. Successful use of futures contracts by a portfolio is subject to the ability of its adviser to predict correctly movements in interest rates, changes in market conditions or fluctuations in currency values. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities, index or currency and movements in the price of the securities or currency that is the subject of a hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or currency values.

   Although the portfolios intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and

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

subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a portfolio would be required to make daily cash payments of variation margin, and an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities or value of the currency being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

   If a portfolio has hedged against the possibility of a change in interest rates, market conditions or currency values adversely affecting the value of securities held in its portfolio and interest rates, market conditions or currency values move in a direction opposite to that which has been anticipated, the portfolio will lose part or all of the benefit of the increased value of securities or currencies it has hedged because it will have offsetting losses in its futures positions. Additionally, if in such situations the portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the change in interest rates, market conditions or currency values, as the case may be.

   Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a portfolio holding the options.

   The portfolios may purchase and write put and call options on futures contract traded on a U.S. exchange or board of trade as a hedge against changes in the value of their portfolio securities, or, in the case of the Equity Index Portfolio, in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

   Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions by an adviser as to anticipated trends, and such predictions could prove to be incorrect. Even if an adviser's expectations are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities being hedged.

   Currency Exchange Transactions (Diversified Strategic Income, Emerging Growth, and International Equity Portfolios). Each portfolios' dealings in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the forward purchase or sale of currency with respect to specific receivables or payables of the portfolio, generally arising in connection with the purchase or sale of its portfolio securities. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in the currency. The portfolios may not position hedge with respect to a particular currency to an extent greater than the aggregate market value at any time of the securities held in its portfolio denominated or quoted in or currently convertible (such as through exercise of an option or consummation of a forward contract) into that particular currency. If a portfolio enters into a transaction hedging or position hedging transaction, it will cover the transaction through one or more of the following methods: (a) ownership of the underlying currency or an option to purchase such currency; (b) ownership of an option to enter into an offsetting forward contract; (c) entering into a forward contract to purchase currency being sold or to sell

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

currency being purchased, provided such covering contract is itself covered by one of these methods, unless the covering contract closes out the first contract; or (d) depositing into a segregated account on the fund's books cash or readily marketable securities in an amount equal to the value of the portfolios' total assets committed to the consummation of the forward contract and not otherwise covered. In the case of transaction hedging, any securities placed in the account must be liquid debt securities. In any case, if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the above amount. Hedging transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.

   At or before the maturity of a forward contract, the portfolios either may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the portfolio will obtain, on the same maturity date, the same amount of the currency it is obligated to deliver. If the portfolio retains the portfolio security and engages in an offsetting transaction, at the time of execution of the offsetting transaction, it will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between the portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will realize a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The cost to a portfolio of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase.

   If a devaluation is generally anticipated, a portfolio may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

   Foreign Currency Options (Diversified Strategic Income, Emerging Growth and International Equity Portfolios). The portfolios may purchase put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Put options convey the right to sell the underlying currency at a price that is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price that is expected to be lower than the spot price of the currency at the time the option expires.

   A portfolio may use foreign currency options under the same circumstances it could use forward currency exchange transactions. A decline in the U.S. dollar value of a foreign currency in which the portfolio's securities are denominated, for example, will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of securities it holds, the portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the portfolio will have the right to sell the currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the portfolio derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the portfolio could

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sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.

Other Practices

   Repurchase Agreements (All portfolios). The Money Market Portfolio will enter into repurchase agreements with respect to U.S. government securities and each other portfolios may engage in repurchase agreement transactions on portfolio securities, in each case with banks which are the issuers of instruments acceptable for purchase by the portfolio and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. The portfolios may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). The portfolios would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the portfolios' adviser. The adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The adviser will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the portfolios under the 1940 Act.

   Restricted Securities (All portfolios). Each portfolio may invest up to 10% (15% in the case of the Fundamental Value, Emerging Growth, International Equity, Intermediate High Grade and Diversified Strategic Income Portfolios) of the value of its net assets in restricted securities (i.e., securities which may not be sold without registration under the 1933 Act) and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days. With respect to the Diversified Strategic Income, Money Market and Intermediate High Grade Portfolios, this restriction will not apply to securities subject to Rule 144A of the 1933 Act. Restricted securities are generally purchased at a discount from the market price of unrestricted securities of the same issuer. Investments in restricted securities are not readily marketable without some time delay. Investments in securities which have no readily available market value are valued at fair value as determined in good faith by the fund's Board of Trustees. Ordinarily, a portfolio would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the portfolio. However, registration and underwriting expenses (which may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the portfolio. A portfolio position in restricted securities might adversely affect the liquidity and marketability of such securities, and the portfolios might not be able to dispose of its holdings in such securities at reasonable price levels.

   Reverse Repurchase Agreements (Diversified Strategic Income, All Cap Value, Intermediate High Grade and International Equity Portfolios). The portfolios not currently intend to commit more than 5% of any portfolio's net assets to reverse repurchase agreements. A portfolio may enter into reverse repurchase agreements with the same parties with which it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the portfolios pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a portfolio enters into a reverse repurchase agreement, it

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will establish and maintain a segregated account on the fund's books containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The portfolios' liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the portfolio has sold but is obligated to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the portfolios' obligation to repurchase the securities, and the portfolios' use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

   Short Sales Against the Box (Emerging Growth, All Cap Value, International Equity and Fundamental Value Portfolios). The portfolios may enter into a short sale of common stock such that when the short position is open the portfolio involved owns an equal amount of preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of the common stock sold short. This kind of short sale, which is described as "against the box," will be entered into by a portfolio for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date when the portfolio delivers the convertible or exchangeable securities to close out its short position. Although prior to delivery a portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the portfolio will receive the dividends from the preferred stock or interest from the debt securities convertible or exchangeable into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The portfolio will deposit, in a segregated account on its books, convertible preferred stock or convertible debt securities in connection with short sales against the box.

   Lending of Portfolio Securities (Appreciation, Diversified Strategic Income, Emerging Growth, Equity Index, All Cap Value, Growth & Income, Intermediate High Grade, International Equity and Fundamental Value Portfolios). Consistent with applicable regulatory requirements, a portfolio may lend securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. A portfolio will not lend securities to affiliates of the adviser unless they have applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the portfolio. From time to time, a portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the portfolio and that is acting as a "finder."

   By lending its securities, a portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Income received could be used to pay a portfolio's expenses and would increase an investor's total return. A portfolio will adhere to the following conditions whenever its portfolio securities are loaned: (i) a portfolio must receive at least 102% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) a portfolio must be able to terminate the loan at any time;
(iv) a portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) a portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the board

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

must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a portfolio's ability to recover the loaned securities or dispose of the collateral for the loan.

   Borrowing (All portfolios). Each portfolio may borrow from banks for temporary or emergency purposes, but not for leverage, in an amount up to 33 1/3% of its assets, and may pledge its assets to the same extent in connection with such borrowings. Whenever borrowings from banks exceed 5% of the value of the assets of a portfolio, the portfolio will not make any additional investments. The International Equity Portfolio may borrow for investment purposes, provided that any transactions constituting borrowing by the portfolio may not exceed one-third of its assets. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board of Trustees of the fund.

   Foreign Securities (All portfolios). Each portfolio may invest in obligations of companies and governments of foreign nations, which involve certain risks in addition to the usual risks inherent in U.S. investments. These risks include those resulting from revaluation of currencies; future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to U.S. companies. The performance of a portfolio investing in foreign securities may be adversely affected by fluctuations in value of one or more foreign currencies relative to the U.S. dollar. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of a portfolio, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that could reduce the return on such securities. Changes in foreign currency exchange rates may affect the value of portfolio securities and the appreciation or depreciation of investments. Investment in foreign securities may also result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which are generally higher than commissions on U.S. exchanges, and the expense of maintaining securities with foreign custodians.

   In addition, the Diversified Strategic Income Portfolio may invest up to 5% of its total assets in securities traded in markets of developing countries. A developing country is generally considered to be a country in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

   Leverage (International Equity Portfolio). The International Equity Portfolio may borrow from banks, on a secured or unsecured basis, up to one-third of the value of its assets. If the portfolio borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but impair its performance if they are less than such borrowing costs. This speculative factor is known as "leverage."

   Leverage creates an opportunity for increased returns to shareholders of the portfolio but, at the same time, creates special risks. For example, leverage may exaggerate changes in the net asset value of the portfolio's shares and in the portfolio's yield. Although the principal or stated value of such borrowings will be fixed, the portfolio's assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for the portfolio that can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceed the interest or dividends the portfolio will have to pay in respect thereof, the portfolio's net income or other gain will be greater than if

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leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the portfolio will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required fluids. Depending on market or other conditions, such liquidations could be disadvantageous to the portfolio.

Risk Factors

   General. Investors should realize that risk of loss is inherent in the ownership of any securities and that each portfolio's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

   Fixed Income Securities. Investments in fixed income securities may subject the portfolios to risks, including the following.

     . Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

     . Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a portfolio to sustain losses on such investments. A default could impact both interest and principal payments.

     . Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a portfolio will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer exercises its right to pay principal on an obligation later than expected. This typically results when interest rates have increased, and a portfolio will suffer from the inability to invest in higher yield securities.

   Lower Rated and Below Investment Grade Fixed Income Securities. Securities which are rated BBB by S&P or Baa by Moody's are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below Baa by Moody's or BBB by S&P may have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force a portfolio, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

   Subsequent to its purchase by a portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the portfolio. In addition, it is possible that Moody's, S&P and other ratings agencies might not timely change their ratings of a particular issue to reflect subsequent events.

   Foreign Securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each portfolio will invest heavily in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent the

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portfolio does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

   There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. A portfolio might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the portfolio or the investors. Capital gains are also subject to taxation in some foreign countries.

   Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a portfolio's investments are denominated relative to the U.S. dollar will affect the portfolio's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a portfolio's securities are quoted would reduce the portfolio's net asset value per share.

   Economic and Monetary Union (EMU). EMU began on January 1, 1999 when 11 European countries adopted a single currency--the Euro. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (ii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the funds' portfolios; (iii) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (iv) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the funds.

   Special Risks of Countries in the Asia Pacific Region. Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea.

   Securities of Developing/Emerging Markets Countries. A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse

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

and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

   One or more of the risks discussed above could affect adversely the economy of a developing market or a portfolio's investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. There can be no assurance that any investments that a portfolio might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the portfolio could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

   Many of a portfolio's investments in the securities of emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

   Derivative Instruments. In accordance with its investment policies, each portfolio may invest in certain derivative instruments which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a portfolio, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every portfolio investment also involves a risk that the adviser's expectations will be wrong. Transactions in derivative instruments often enable a portfolio to take investment positions that more precisely reflect the adviser's expectations concerning the future performance of the various investments available to the portfolio. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

   Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps.

   Each derivative instrument purchased for a portfolio is reviewed and analyzed by the portfolio's adviser to assess the risk and reward of each such instrument in relation the portfolio's investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the portfolio and its shareholders.

   Special Risks of Using Futures Contracts and Options on Futures
Contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances

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such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

   Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. A portfolio, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Where a portfolio enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other portfolio assets.

   Furthermore, in the case of a futures contract purchase, in order to be certain that each portfolio has sufficient assets to satisfy its obligations under a futures contract, the portfolio segregates on its books and commits to back the futures contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

   Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

   As with options on debt securities, the holder of an option may terminate his position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. The portfolio will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.

   In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. A portfolio will not purchase options on futures contracts on any exchange unless and until, in the investment advisor's opinion, the market for such options had developed sufficiently that the risks in connection with options on futures contracts are not greater than the risks in connection with futures contracts. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the portfolio because the maximum amount of risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the portfolio when the use of a futures contract would not, such as when there is no movement in the prices of debt securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

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   Non-Publicly Traded and Illiquid Securities.  Each portfolio may purchase securities that are not publicly traded. The sale of securities that are not publicly traded is typically restricted under federal securities laws. As a result, a portfolio may be forced to sell these securities at less than fair market value or may not be able to sell them when its adviser believes it desirable to do so. The portfolios' investments in illiquid securities are subject to the risk that should a portfolio desire to sell any of these securities when a ready buyer is not available at a price that the portfolio deems representative of their value, the value of the portfolio's net assets could be adversely affected.

   Mortgage-Related Securities. If a portfolio purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the portfolio's principal investment to the extent of the premium paid. The yield of a portfolio that invests in mortgage-related securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, will generally fluctuate in relation to interest rates.

   Asset-Backed Securities. The Diversified Strategic Income Portfolio and Intermediate High Grade Portfolio may invest in asset-backed securities arising through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments that generally consist of both interest and principal payments.

   The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration of prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities are not effective in locking in high long-term yields. Conversely, in periods of sharply rising rates, prepayments generally slow, increasing the security's average life and its potential for price depreciation. The rate of such prepayments, and hence the life of an asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved.

   Government Stripped Mortgage-Backed Securities. The Intermediate High Grade Portfolio may invest up to 10% of its total assets in government stripped mortgage-backed securities issued and guaranteed by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying government stripped mortgage-backed securities represent all or part of the beneficial interest in pools of mortgage loans.

   Investing in government stripped mortgage-backed securities involves the risks normally associated with investing in mortgage-backed securities issued by government or government-related entities. See "Mortgage-Related Securities" above. In addition, the yields on government stripped mortgage-backed securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only government stripped mortgage-backed securities and increasing the yield to maturity on principal-only government stripped mortgage-backed securities. Sufficiently high prepayment rates could result in the portfolio not fully recovering its initial investment in an interest-only government stripped mortgage-backed security. Government stripped mortgage-backed securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the portfolio will be able to effect a trade of a government stripped mortgage-backed security when it wishes to do so, although the portfolio will acquire government stripped mortgage-backed securities only if a secondary market for the securities exists at the time of acquisition.

   Concentration. The Money Market Portfolio will concentrate at least 25% of its assets in the banking industry, provided that, if, at some future date, adverse economic conditions prevail in this industry, the relevant portfolio may temporarily invest less than 25% of its assets in the banking industry for defensive purposes. Because of its concentration policy, the portfolio may be subject to greater risk and market fluctuation than a portfolio that had securities representing a broader range of investment alternatives. The Money Market Portfolio concentration policy is a fundamental policy that cannot be changed without the approval of a majority of the Money Market Portfolio's outstanding voting securities.

   Securities of Unseasoned Issuers. The Diversified Strategic Income, Fundamental Value, International Equity and Emerging Growth Portfolios may invest in securities of unseasoned issuers, which may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and may be dependent on products or services without an established market share.

   Portfolio Turnover. Each portfolio may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Under certain market conditions, the portfolio may experience a high rate of portfolio turnover. This may occur, for example, if a portfolio writes a substantial number of covered call options and the market prices of the underlying securities appreciate. The rate of portfolio turnover is not a limiting factor when the adviser deems it desirable to purchase or sell securities or to engage in options transactions. High portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the respective portfolio and may increase the recognition of short-term, rather than long-term, capital gains if securities are held for one year or less and may be subject to applicable income taxes.

Investment Restrictions

   The investment restrictions numbered 1 through 7 have been adopted by the fund with respect to the portfolios as fundamental policies for the protection of shareholders. Under the 1940 Act, a portfolio's fundamental policy may not be changed without the vote of a "majority" of the outstanding voting securities of that portfolio. "Majority" is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of that portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares. A fundamental policy affecting a particular portfolio may not be changed without the vote of a majority of the outstanding shares of that portfolio. The remaining restrictions are non-fundamental policies and may be changed by vote of a majority of the fund's Board of Trustees at any time.

   The investment policies adopted by the fund prohibit a portfolio from:

      1. Investing in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Borrowing money, except that (a) the portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the portfolio will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      3. Engaging in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

      4. Purchasing or selling real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with a portfolio's investment objective and policies); or (d) investing in real estate investment trust securities.

      5. Making loans. This restriction does not apply to: (a) the purchase of debt obligations in which the portfolio may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      6. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry; provided that this limitation shall not apply to the purchase of with respect to the Money Market Portfolio, U.S. dollar-denominated bank instruments such as certificates of deposit, time deposits, bankers' acceptances and letters of credit that have been issued by U.S. banks.

      7. Issuing "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      8. Investing in oil, gas or other mineral exploration or development programs, except that the portfolios may invest in the securities of companies that invest in or sponsor these programs.

      9. Purchasing any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      10. Purchasing, writing or selling puts, calls, straddles, spreads or combinations thereof, except as permitted under the portfolio's investment goals and policies.

      11. Purchasing restricted securities, illiquid securities or other securities that are not readily marketable if more than 10% (15% in the case of the Fundamental Value, International Equity, Emerging Growth, Intermediate High Grade Portfolio and Diversified Strategic Income Portfolios) of the total assets of the portfolio would be invested in such securities. However, with respect to the Money Market Portfolio, Diversified Strategic Income Portfolio and the Intermediate High Grade Portfolio this restriction will not apply to securities subject to Rule 144A of the 1933 Act if two or more dealers make a market in such securities.

      12. Investing more than 10% of its total assets in time deposits maturing in more than seven calendar days (in the case of the Money Market Portfolio, time deposits maturing from two business days through six months).

      13. Purchasing any security if as a result the portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for less than three years. (For purposes of this limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets.)

      14. Making investments for the purpose of exercising control or management.

      15. Investing in warrants (except as permitted under the portfolio's investment goals and policies or other than warrants acquired by the portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the portfolio's net assets or if, as a result, more than 2% (5% in the case of the Salomon Brothers Variable International Equity Fund) of the portfolio's net assets would be invested in warrants not listed on a recognized U.S. or foreign exchange to the extent permitted by applicable state securities laws.

   The percentage limitations contained in the restrictions listed above apply at the time of purchases of securities.

  Portfolio Turnover

   The Money Market Portfolio may attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the portfolio. The other portfolios do not intend to seek profits through short-term trading. Nevertheless, the portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions.

   A portfolio's turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio's securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Under certain market conditions, a portfolio authorized to engage in transactions in options may experience increased portfolio turnover as a result of its investment strategies. For instance, the exercise of a substantial number of options written by a portfolio (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of a portfolio's securities that are included in the computation of turnover were replaced once during a period of one year.

   The portfolios cannot accurately predict their portfolio turnover rates but anticipate that annual turnover for each portfolio normally will not exceed the following percentages: Intermediate High Grade Portfolio--100%; Diversified Strategic Income Portfolio--100%; All Cap Value Fund--100%; Equity Index Portfolio--20%; Growth & Income Fund--50%; Appreciation Portfolio--50%; Fundamental Value Portfolio--100%; Emerging Growth Fund--100%; and International Equity Fund--100%. For regulatory purposes, the portfolio turnover rate for the Money Market Portfolio will be considered 0%.

   For the 2001 and 2000 fiscal years, the portfolio turnover rates for portfolios having operations during the stated periods were as follows:

           Portfolio                               12/31/01 12/31/00
           ---------                               -------- --------
           Appreciation...........................    59%      64%
           Diversified Strategic Income...........   118%     102%
           Emerging Growth*.......................     0%     122%
           All Cap Value..........................    40%       0%
           Equity Index...........................     2%       2%
           Growth & Income........................    81%      55%
           Intermediate High Grade................    57%      42%
           International Equity...................     0%       1%
           Fundamental Value......................    32%      36%

--------
* The "Significant Variation" in the portfolio turnover rate occurred because the portfolio changed advisers during the fiscal year ended December 31, 2000.

   Certain other practices that may be employed by a portfolio also could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what an adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income.

   Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a portfolio's shares as well as by requirements that enable the portfolio to receive favorable tax treatment.

   The fund's Board of Trustees will review periodically the commissions paid by the portfolios to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the portfolios.

  Portfolio Transactions

   Most of the purchases and sales of securities for a portfolio, whether effected on a securities exchange or over-the-counter, will be effected in the primary trading market for the securities. Decisions to buy and sell securities for a portfolio are made by its adviser, which also is responsible for placing these transactions, subject to the overall review of the fund's Trustees. With respect to the Diversified Strategic Income Portfolio, decisions to buy and sell U.S. securities for the portfolio are made by the portfolio's adviser, which also is responsible for placing these transactions; however, the responsibility to make investment decisions with respect to foreign securities and to place these transactions rests with Global Capital Management, the portfolio's sub-adviser. Although investment decisions for each portfolio are made independently from those of the other accounts managed by its adviser, investments of the type the portfolio may make also may be made by those other accounts. When a portfolio and one or more other accounts managed by its adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a portfolio or the size of the position obtained or disposed of by the portfolio.

   Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Commissions generally are fixed on most foreign exchanges. There is generally no stated commission in the case of securities traded in U.S. or foreign over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities generally are purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality.

   The following tables set forth certain information regarding each portfolio's payment of brokerage commissions with the exception of the Diversified Strategic Income Portfolio, Money Market Portfolio and Intermediate High Grade Portfolio, which did not pay any brokerage commissions during these time periods.

Fiscal Year Ended December 31, 2001

                               Total Brokerage    Brokerage Commissions
       Portfolio              Commissions Paid         Paid to SSB
       ---------            --------------------- ----------------------
       Appreciation........       $785,038               $22,005
       Emerging Growth.....          2,224                     0
       All Cap Value.......         27,267                     0
       Equity Index........        210,785                     0
       Growth & Income.....         24,755                 1,622
       International Equity          5,326                   978
       Fundamental Value...        936,134                16,563

                                                  % of Aggregate Dollar
                               % of Aggregate     Amount of Transactions
                            Brokerage Commissions Involving Commissions
       Portfolio                 Paid to SSB           Paid to SSB
       ---------            --------------------- ----------------------
       Appreciation........          2.80%                 2.93%
       Emerging Growth.....          0.00%                 0.00%
       All Cap Value.......          0.00%                 0.00%
       Equity Index........          0.00%                 0.00%
       Growth & Income.....          6.55%                 6.61%
       International Equity         18.36%                19.70%
       Fundamental Value...          1.77%                 2.45%

Fiscal Year Ended December 31, 2000

                               Total Brokerage    Brokerage Commissions
       Portfolio              Commissions Paid         Paid to SSB
       ---------            --------------------- ----------------------
       Appreciation........       $601,623               $15,384
       Emerging Growth.....         20,884                   195
       All Cap Value.......          9,042                     0
       Equity Index........        159,425                     0
       Growth & Income.....         23,587                 1,018
       International Equity         23,778                 1,385
       Fundamental Value...        700,529                54,966

                                                  % of Aggregate Dollar
                               % of Aggregate     Amount of Transactions
                            Brokerage Commissions Involving Commissions
       Portfolio                 Paid to SSB           Paid to SSB
       ---------            --------------------- ----------------------
       Appreciation........          2.45%                 1.18%
       Emerging Growth.....          0.93%                 0.79%
       All Cap Value.......          0.00%                 0.00%
       Equity Index........          0.00%                 0.00%
       Growth & Income.....          4.32%                 2.76%
       International Equity          5.82%                 6.92%
       Fundamental Value...          7.85%                10.29%

Fiscal Year Ended December 31, 1999

                                           Total Brokerage    Brokerage Commissions
Portfolio                                 Commissions Paid         Paid to SSB
---------                               --------------------- ----------------------
Appreciation...........................       $313,489               $14,055
Emerging Growth........................          2,237                 1,596
All Cap Value..........................         22,951                     0
Equity Index...........................        227,643                     0
Growth & Income........................         13,496                   208
International Equity...................         43,861                 1,403
Fundamental Value......................        515,873                64,233

                                                              % of Aggregate Dollar
                                           % of Aggregate     Amount of Transactions
                                        Brokerage Commissions Involving Commissions
Portfolio                                    Paid to SSB           Paid to SSB
---------                               --------------------- ----------------------
Appreciation...........................       4.48%                  2.26%
Emerging Growth........................       7.13%                  2.33%
All Cap Value..........................       0.00%                  0.00%
Equity Index...........................       0.00%                  0.00%
Growth & Income........................       1.54%                  1.05%
International Equity...................       3.20%                  4.30%
Fundamental Value......................       12.45%                 9.72%

   In selecting brokers or dealers to execute securities transactions on behalf of a portfolio, its adviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, each adviser will consider the factors the adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each advisory agreement between the Fund and an adviser authorizes the adviser, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the portfolio, the other portfolios and/or other accounts over which the adviser or its affiliates exercise investment discretion. The fees under the investment advisory agreements and the sub-investment advisory and/or administration agreements between the fund and the advisers and the sub-adviser and/or administrator, respectively, are not reduced by reason of their receiving such brokerage and research services. The fund's Board of Trustees, in its discretion, may authorize the advisers to cause the portfolios to pay a broker that provides such brokerage and research services a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of such brokerage and research services. The fund's Board of Trustees periodically will review the commissions paid by the portfolios to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the portfolio.

   For the fiscal year ended December 31, 2001, the following table sets forth certain information regarding a portfolio's payment of brokerage commissions and brokerage transactions to brokers because of research services provided:

                                                         Amount of Transactions
                                        Total Brokerage  Involving Commissions
Portfolio                               Commissions Paid    Paid to Brokers
---------                               ---------------- ----------------------
Appreciation...........................     $40,497           $41,312,955
Fundamental Value......................      44,634            19,953,596

   To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, the fund's Board of Trustees has determined that portfolio transactions for a portfolio may be executed through SSB and other affiliated broker-dealers if, in the judgment of its adviser, the use of such broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, such broker-dealer charges the portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules adopted by the SEC, SSB may directly execute transactions for a portfolio of the fund on the floor of any national securities exchange, provided: (a) the Board of Trustees has expressly authorized SSB to effect such transactions; and (b) SSB annually advises the fund of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

   The portfolios will not purchase any security, including U.S. government securities, during the existence of any underwriting or selling group relating thereto of which SSB is a member, except to the extent permitted by the SEC.

   The portfolios may use SSB as a commodities broker in connection with entering into futures contracts and options on futures contracts. SSB has agreed to charge the portfolios commodity commissions at rates comparable to those charged by SSB to its most favored clients for comparable trades in comparable accounts.

Purchase of Shares

   The fund offers its shares of capital stock on a continuous basis. Shares can be acquired only by buying a Contract from a life insurance company designated by the fund and directing the allocation of part or all of the net purchase payment to one or more of ten subaccounts, each of which invests in a portfolio as permitted under the Contract prospectus. Investors should read this SAI and the fund's prospectus dated April 30, 2002 along with the Contract prospectus.

  Sales Charges and Surrender Charges

   The fund does not assess any sales charge, either when it sells or when it redeems shares of a portfolio. Surrender charges may be assessed under the Contract, as described in the Contract prospectus. Mortality and expense risk fees and other charges are also described in that prospectus. Shares of the fund are currently offered exclusively to Contract owners.

   On January 15, 1999, the existing shares of the Equity Index Portfolio were redesignated as Class I shares. The fund created a separate class of shares designated as Class II shares. Class II shares are sold without an initial sales charge, but are subject to an annual distribution fee of 0.25% of the daily net assets of the Class. Surrender charges that may be assessed under the Contract are described in the Contract prospectus. Mortality and expense risk fees and other charges are also described in the Contract prospectus.

  Distribution Arrangements for the Equity Index Portfolio

   The fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act for the Class II shares of the Equity Index Portfolio (the "Plan"). Pursuant to the Plan, the portfolio may pay SSB (for remittance to a Participating Insurance Company) for various costs incurred or paid by such company in connection with the distribution of Class II Shares of the portfolio. Depending on the Participating Insurance Company's corporate structure and applicable state law, SSB may remit payments to the Participating Insurance Company's affiliated broker-dealer or other affiliated company rather than the Participating Insurance Company itself.

   The Plan provides that the fund, on behalf of the portfolio, shall pay SSB a fee of up to 0.25% of the average daily net assets of the portfolio attributable to the Class II shares. Under the terms of the Plan, the fund is authorized to make payments quarterly to SSB for remittance to a Participating Insurance Company, in order to pay or reimburse such Participating Insurance Company for distribution expenses incurred or paid by such Participating Insurance Company.

   The total distribution fees paid by Class II shares of Equity Index Portfolio for the fiscal year ended December 31, 2001 were $207,629; and for December 31, 2000 were $131,858 and for the fiscal period ended December 31, 1999 were $14,001.

   Expenses payable pursuant to the Plan may include, but are not necessarily limited to: (a) the printing and mailing of fund prospectuses, statements of additional information, any supplements thereto and shareholder reports for existing and prospective Contract owners; (b) those relating to the development, preparation, printing and mailing of fund advertisements, sales literature and other promotional materials describing and/or relating to the fund and including materials intended for use within the Participating Insurance Company, or for broker-dealer only use or retail use; (c) holding seminars and sales meetings designed to promote the distribution of fund shares; (d) obtaining information and providing explanations to Contract owners regarding fund investment objectives and policies and other information about the fund and its portfolios, including the performance of the portfolios; (e) training sales personnel regarding the fund; (f) compensating sales personnel in connection with the allocation of cash values and premiums of the Contracts to the fund; (g) personal service and/or maintenance of Contract owner accounts with respect to fund shares attributable to such accounts; and (h) financing any other activity that the fund's Board of Trustees determines is primarily intended to result in the sale of shares.

Redemption of Shares

   The fund will redeem any shares presented by the Subaccounts, its sole shareholders, for redemption. The Subaccounts' policy on when or whether to buy or redeem fund shares is described in the Contract prospectus.

   Payment upon redemption of shares of a portfolio is normally made within three days of receipt of such request. The right of redemption of shares of a portfolio may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (b) when trading in the markets the portfolio customarily utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the portfolio's investments or determination of its net asset value not reasonably practicable; or (c) for such other periods as the SEC by order may permit for the protection of the portfolio's shareholders.

   Should the redemption of shares of a portfolio be suspended or postponed, the fund's Board of Trustees may make a deduction from the value of the assets of the portfolio to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all owners of the Contract.

Net Asset Value

   As noted in the prospectus, the fund will not calculate the net asset value of the portfolios on certain holidays. On those days, securities held by a portfolio may nevertheless be actively traded, and the value of the portfolio's shares could be significantly affected.

   Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the net asset values of certain portfolios may not take place contemporaneously with the determination of the prices of some of their respective portfolio securities used in such calculation. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the fund's Board of Trustees. In carrying out the Board's valuation policies, the administrator may consult with an independent pricing service (the "Pricing Service") retained by the fund.

   Debt securities of U.S. issuers (other than U.S. government securities and short-term investments) are valued by the administrator, after consultation with the Pricing Service. When, in the judgment of the Pricing Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the Pricing Service, there are no readily obtainable market quotations are carried at fair value as determined by the Pricing Service. The procedures of the Pricing Service are reviewed periodically by the officers of the fund under the general supervision and responsibility of the fund's Board of Trustees.

  The Money Market Portfolio

   The valuation of the portfolio securities of the Money Market Portfolio is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a portfolio would receive if it sold the instrument.

   The use by the Money Market Portfolio of the amortized cost method of valuing its portfolio securities is permitted by a rule adopted by the SEC. Under this rule, the portfolio must maintain a dollar-weighted average portfolio maturity of ninety days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities determined by the Board of Trustees of the fund to be "Eligible Securities," as determined by the SEC, with minimal credit risks. Pursuant to the rule, the fund's Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, the portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the portfolio's holdings by the fund's Board of Trustees, at such intervals as it may deem appropriate, to determine whether the portfolio's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

   The rule also provides that the extent of any deviation between the portfolio's net asset value based upon available market quotations or market equivalents and the $1.00 per share net asset value based on amortized cost must be examined by the fund's Board of Trustees. If the fund's Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule the fund's Board of Trustees must cause the portfolio to take such corrective action as the fund's Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

Performance Data

   From time to time, the fund may quote yield or total return in advertisements or in reports and other communications to shareholders.

  Yield

   The Money Market Portfolio may, from time to time, include the yield and effective yield in advertisements or reports to shareholders or prospective investors. Current yield for the portfolio will be based on income received by a hypothetical investment over a given seven-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the portfolio will be calculated in a manner similar to that used to calculate yield, but will reflect the compounding effect of earnings on reinvested dividends. For the seven-day period ended December 31, 2001, the yield for the Money Market Portfolio was 0.66% (the effective yield was 0.66%).

   For the Diversified Strategic Income Portfolio, the Fundamental Value Portfolio and the Intermediate High Grade Portfolio, from time to time, the Fund may advertise the 30-day yield. The yield of a portfolio refers to the income generated by an investment in such portfolio over the 30-day period identified in the advertisement and is computed by dividing the net investment income per share earned by the portfolio during the period by the net asset value per share on the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value. For the thirty-day period ended December 31, 2001, the yields for the Diversified Strategic Income Portfolio, the Fundamental Value Portfolio and the Intermediate High Grade Portfolio were 6.84%, 0.61% and 4.03%, respectively.

  Average Annual Total Return

   From time to time, a portfolio other than the Money Market Portfolio may advertise its "average annual total return" over various periods of time. Such total return figure shows the average percentage change in value of an investment in the portfolio from the beginning to the end of the measuring period. These figures reflect changes in the price of the portfolio's shares and assume that any income dividends and/or capital gains distributions made by the portfolio during the period were reinvested in shares of the portfolio. Figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the portfolio's operations or on a year-by-year basis). When considering average annual total return figures for periods longer than one year, it is important to note that the relevant portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period. A portfolio also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the portfolio for the specific period (again reflecting changes in a portfolio's share prices and assuming reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (i.e., changes in value of initial investment, income dividends and capital gains distributions).

   A portfolio's "average annual total return" figure shown below is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                P(1 + T)n = ERV

Where: P =   a hypothetical initial payment of $1,000.
       T =   average annual total return.
       n =   number of years
     ERV =   Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year (or other) period at the end of the one-, five- or ten-year (or other) period (or fractional portion thereof).

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A portfolio's net investment income changes in response to fluctuations in interest rates and the expenses of the portfolio.

   The average annual total returns for the portfolios then in existence were as follows for the periods indicated (reflecting the waivers of investment advisory and administration fees and reimbursement of expenses):

                                                                      Ten Years
                                           1 Year Ended 5 Years Ended   Ended      Since
Portfolio                          Adviser   12/31/01     12/31/01    12/31/01  Commencement
---------                          ------- ------------ ------------- --------- ------------
Appreciation*.....................  SBFM       (3.97)%      10.25%      10.95%     11.23%
Diversified Strategic Income*.....  SBFM        3.17%        4.42%       5.93%      5.95%
Emerging Growth** +++.............  SaBAM      (5.32)%      32.91%        N/A      26.61%
All Cap Value* +++................  SaBAM     (16.39)%       6.41%       7.82%      7.86%
Equity Index-Class I*.............  TIMCO     (12.12)%      10.35%      12.21%     12.60%
Equity Index-Class II***..........  TIMCO     (12.36)%        N/A         N/A      (3.50)%
Growth & Income* ++...............  SaBAM     (13.14)%       6.68%       9.48%      9.43%
Intermediate High Grade*..........  SBFM        7.39%        5.68%       5.70%      5.82%
International Equity** ++.........  SaBAM     (30.80)%       1.63%        N/A       3.48%
Money Market*.....................  SBFM        2.91%
Fundamental Value**...............  SBFM       (5.27)%      11.30%        N/A      14.38%

--------
*   Portfolio commenced operations on October 16, 1991.
**  Portfolio commenced operations on December 3, 1993.
*** Portfolio commenced operations on March 22, 1999.
+ From December 3, 1993 to February 10, 2000, performance was produced by Van Kampen Asset Management, the portfolio's prior adviser.
++ On November 21, 2001, SBFM assigned the investment management agreements of the Emerging Growth, Growth & Income and International Equity Funds to its affiliate, SaBAM.
+++ On December 17, 2001, shareholders of All Cap Value Fund approved a new investment management agreement with SaBAM.

  Aggregate Total Return

   A portfolio's aggregate total return figure described in the prospectus and shown below represents the cumulative change in the value of an investment in a portfolio for the specified period and is computed by the following formula:

                                    ERV - P
                                    -------
                                       P

   Where: P   =   a hypothetical initial payment of $10,000.
          ERV =   Ending Redeemable Value of a hypothetical $10,000
                  investment made at the beginning of the one-, five- or
                  ten-year (or other) period at the end of the one-, five- or ten-year period (or fractional portion thereof), assuming
                  reinvestment of all dividends and distributions.

   The aggregate total returns for the portfolios then in existence were as follows for the periods indicated (reflecting the waiver of investment advisory and administration fees and reimbursement of expenses):

                                                                      Ten Years
                                           1 Year Ended 5 Years Ended   Ended      Since
Portfolio                          Adviser   12/31/01     12/31/01    12/31/01  Commencement
---------                          ------- ------------ ------------- --------- ------------
Appreciation*..................... SBFM         (3.97)%     62.90%     182.58%     196.43%
Diversified Strategic Income*..... SBFM          3.17%      24.14%      77.89%      80.39%
Emerging Growth** +++............. SaBAM        (5.32)%    314.76%        N/A      572.54%
All Cap Value* +++................ SaBAM       (16.39)%     36.43%     112.34%     116.59%
Equity Index-Class I*............. TIMCO       (12.12)%     63.66%     216.33%     235.94%
Equity Index-Class II***.......... TIMCO       (12.36)%       N/A         N/A       (9.42)%
Growth & Income*++................ SaBAM       (13.14)%     38.17%     147.40%     150.86%
Intermediate High Grade*.......... SBFM          7.39%      31.83%      74.02%      78.20%
International Equity** +++........ SaBAM       (30.80)%      8.42%        N/A       31.87%
Money Market*..................... SBFM          2.91%
Fundamental Value**............... SBFM         (5.27)%     39.26%      70.79%     196.07%

--------
*   Portfolio commenced operations on October 16, 1991.
**  Portfolio commenced operations on December 3, 1993.
*** Portfolio commenced operations on March 22, 1999.
+ From December 3, 1993 to February 10, 2000, performance was produced by Van Kampen Asset Management, the portfolio's prior adviser.
++ On November 21, 2001, SBFM assigned the investment management agreements of the Emerging Growth, Growth & Income and International Equity Funds to its affiliate, SaBAM.
+++ On December 17, 2001, shareholders of All Cap Value Fund approved a new investment management agreement with SaBAM.

   It is important to note that yield and total return figures are based on historical earnings and are not intended to indicate future performance. Shareholders may make inquiries regarding a portfolio, including current yield quotations or total return figures, to a representative of a participating life insurance company or their SSB Financial Consultant.

   From time to time, the fund may quote the performance of a portfolio in terms of total return in reports or other communications to shareholders or in advertising material. A portfolio's total return combines principal changes and income dividends and capital gains distributions reinvested for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period. The period selected will depend upon the purpose of reporting the performance.

   A portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the portfolio's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time.

   In reports or other communications to shareholders or in advertising material, a portfolio may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, or with other appropriate indices of investment securities, such as the S&P 500, Salomon Brothers World Government Bond Index, Lehman Brothers Government Bond Index and Lehman Brothers Mortgage-Backed Securities Index, with the Consumer Price Index, Dow Jones Industrial Average and NASDAQ, or with investment or savings vehicles. The performance information may also include evaluations of the portfolios published by nationally recognized ranking services and by financial publications that are also nationally recognized, such as Barron's, Business

Week, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, Morningstar Mutual Fund Values, Mutual Fund Forecaster, The New York Times, Stranger's Investment Advisor, USA Today, U.S. News & World Report and The Wall Street Journal. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Any such advertisement also would include the standard performance information required by the SEC as described above. For these purposes, the performance of the portfolios, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce a portfolio's performance.

   A portfolio may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.

   No person has been authorized to give any information or to make any representations other than those contained in the prospectus, this SAI or the portfolio's official sales literature in connection with the offering of the fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the fund. The prospectus does not constitute an offer in any state in which, or to any person to whom, the offer may not lawfully be made.

Dividends and Distributions

   Net Investment Income. Dividends and distributions will be automatically reinvested, without a sales charge, in the shareholder's account at net asset value in additional shares of the portfolio that paid the dividend or distribution, unless the shareholder instructs the portfolio to pay all dividends and distributions in cash. Net investment income, including dividends on stocks and interest on bonds or other securities the fund holds, is distributed to the shareholders of the portfolios as follows:

    .  monthly for the Money Market Portfolio;

    . annually for the Appreciation, Diversified Strategic Income, Emerging Growth, All Cap Value, Equity Index, Growth & Income, Intermediate High Grade, International Equity and Fundamental Value Portfolios.

   Capital Gains. Distributions of any net realized capital gains of the portfolios will be paid annually shortly after the close of the fiscal year in which they are earned.

Taxes

   Each portfolio will be treated as a separate taxpayer for federal income tax purposes with the result that: (a) each portfolio must qualify separately as a regulated investment company; and (b) the amounts of investment income and capital gains earned will be determined on a portfolio-by-portfolio (rather than on a fund-wide) basis.

  Regulated Investment Company Status

   The fund intends that each portfolio will continue to qualify separately each year as a "regulated investment company" under Subchapter M of the Code. A qualified portfolio will not be liable for federal income taxes to the extent its taxable net investment income and net realized capital gains are distributed to its shareholders, provided each portfolio receives annually at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies. In addition, each portfolio must distribute at least 90% of its net investment income each year.

   On December 31, 2001, the unused capital loss carryovers, by portfolio, were approximately as follows: Intermediate High Grade Portfolio, $749,000, Appreciation Portfolio, $22,077,000, Equity Index Portfolio,

$10,029,000 and Diversified Strategic Income Portfolio, $8,911,000. For federal income tax purposes, these amounts are available to be applied against future capital gains of the portfolio that has the carryovers, if any, that are realized prior to the expiration of the applicable carryover. The carryovers expire as follows:

                                                December 31,
                               ----------------------------------------------
                               2002 2003 2004 2005 2006  2007   2008   2009
                               ---- ---- ---- ---- ---- ------ ------ -------
  Fund
  ----                                         (in thousands)
  Equity Index................   --  --   --   --   --      -- $1,322 $ 8,707
  Diversified Strategic Income   --  --   --   --   --  $1,725 $2,642 $ 4,544
  Intermediate High Grade..... $259  --  $ 5  $25  $84  $  110 $  266      --
  Appreciation................   --  --   --   --   --      -- $7,978 $14,099

  Segregated Asset Account

   The fund has been informed that certain of the life insurance companies offering Contracts intend to qualify each of the Subaccounts as a "segregated asset account" within the meaning of the Code. For a Subaccount to qualify as a segregated asset account, the portfolio in which such Subaccount holds shares must meet the diversification requirements of Section 817(h) of the Code and the regulations promulgated thereunder. To meet those requirements, a portfolio may not invest more than certain specified percentages of its assets in the securities of any one, two, three or four issuers. However, certain increases are made to the percentage limitations to the extent of investments in United States Treasury obligations. For these purposes, all obligations of the United States Treasury and each agency or instrumentality of the Federal Government are treated as securities of separate issuers.

   Income on assets of a Subaccount qualified as a segregated asset account whose underlying investments are adequately diversified will not be taxable to Contract owners. However, in the event a Subaccount is not so qualified, all annuities or life insurance contracts allocating any amount of premiums to such Subaccount will not qualify as annuities or life insurance contracts for federal income tax purposes and the holders of such annuities or life insurance contracts would be taxed on their respective shares of the income and gains earned by the Subaccount during the period of disqualification.

   The fund has undertaken to meet the diversification requirements of Section 817(h) of the Code. This undertaking may limit the ability of a particular portfolio to make certain otherwise permitted investments. In particular, the ability of the Money Market and Intermediate High Grade Portfolios to invest in U.S. Government securities other than direct United States Treasury obligations may be materially limited by these diversification requirements.

Organization of the Fund

   The fund was organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated May 13, 1991, as amended from time to time (the "Trust Agreement"). The fund commenced operations on October 16, 1991, under the name Shearson Series Fund. On July 30, 1993, October 14, 1994 and July 24, 1997, the Fund changed its name to Smith Barney Shearson Series Fund, Smith Barney Series Fund, and Greenwich Street Series Fund, respectively.

   In the interest of economy and convenience, certificates representing shares in the fund are not physically issued. The transfer agent maintains a record of each shareholder's ownership of fund shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Annuity owners generally vote by portfolio, except with respect to the election of trustees and the selection of independent public accountants. The variable account will vote the shares of the fund held by the variable account at regular and special meetings of the shareholders of the various portfolios in accordance with instructions received from the owners of a variable annuity contract or a certificate evidencing interest in a variable annuity (the "Contract"), offered by certain insurance companies designated by the fund, having a voting interest in the relevant subaccount (the "Subaccount"). For a discussion of the rights of Contract owners concerning the voting of shares, please refer to the Contract prospectus.

   The fund offers shares of beneficial interest of separate series with a par value of $.001 per share. Shares of ten series have been authorized, which represent the interests in the ten portfolios described in the prospectus and this SAI. When matters are submitted for shareholder vote, shareholders of each portfolio will have one vote for each full share owned and proportionate, fractional votes for fractional shares held.

   The participating life insurance company sends a semi-annual report and an audited annual report to each owner of a Contract, each of which includes a list of the investment securities held by the portfolios at the end of the period covered. Contract owners may make inquiries regarding the fund and its portfolios, including the current performance of the portfolios, to a representative of a participating life insurance company or their Salomon Smith Barney Financial Consultant.

   There will be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the fund may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such trustee when requested in writing to do so by the shareholders of record of not less than 10% of the fund's outstanding shares. In addition, shareholders who meet certain criteria will be assisted by the fund in communicating with other shareholders in seeking the holding of such a meeting.

   Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or a trustee. The Trust Agreement provides for indemnification from the fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a Contract owner incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations, a possibility that the fund's management believes is remote. Upon payment of any liability incurred by the fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

Custodian, Transfer Agent and Sub-Transfer Agent

   State Street, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for each portfolio. The fund has entered into a Custodian and a Fund Accounting Agreement with State Street, pursuant to which custodial and fund accounting services, respectively, are provided for each portfolio. Among other things, State Street calculates the daily net asset value for each portfolio. Securities may be held for a portfolio by a sub-custodian bank approved by the fund's trustees.

   Travelers Bank and Trust, fsb, located at 125 Broad Street, New York, New York 10004, serves as the fund's transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, distributes dividends and distributions payable by the fund and produces statements with respect to account activity for the fund and its shareholders. For these services, the transfer agent receives fees from the fund computed on the basis of the number of shareholder accounts that the transfer agent maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

   PFPC Global Fund Services, located at P.O. Box 9699, Providence, RI 02940-9699, serves as the trust's sub-transfer agent. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the trust, handles certain communications between shareholders and the trust and distributes dividends and distributions payable by the trust. For these services, the sub-transfer agent receives from the transfer agent a monthly fee computed on the basis of the number of shareholder accounts it maintains for the trust during the month, and is reimbursed for out-of-pocket expenses.

Financial Statements

   The fund's annual reports for the fiscal year ended December 31, 2001 are incorporated herein by reference in its entirety. The annual reports were filed on March 7, 2002, Accession Number 950123-02-2264.

                                   APPENDIX

                          RATINGS ON DEBT OBLIGATIONS

Bond (and Notes) Ratings

  Moody's Investors Service, Inc.

   Aaa--Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

   A--Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  Standard & Poor's

   AAA--Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

   AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

   A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   BB, B, CCC, CC, C--Debt rated 'BB', 'B', 'CCC', 'CC' or 'C' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   Plus (+) or Minus (-): The ratings from 'AA' to 'B' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

   L--The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

   +--Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

   *--Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

   NR--Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

  Fitch IBCA, Inc.

   AAA--Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

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   AA--Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitment. This capacity is not significantly vulnerable to foreseeable events.

   A--Bonds rated A by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

   BBB--Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

   BB--Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

   B--Bonds rated B by Fitch carry significant credit risk, however, a limited margin of safety remains. Although financial commitments are currently being met, capacity for continued payment depends upon a sustained, favorable business and economic environment.

   CCC, CC, C--Default on bonds rated CCC, CC, and C by Fitch is a real possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated CC appears probable, a C rating indicates imminent default.

   Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs however, are not used in the AAA category.

Commercial Paper Ratings

  Moody's Investors Service, Inc.

   Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial changes and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Standard & Poor's

   A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

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   A-2--Capacity for timely payment on issues with this designation is strong.
However, the relative degree of safety is not as high as for issues designated A-1.

  Fitch IBCA, Inc.

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

   The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitment in a timely manner.

   Fitch's short-term ratings are as follows:

   F1+--Issues assigned this rating are regarded as having the strongest capacity for timely payments of financial commitments. The "+" denotes an exceptionally strong credit feature.

   F1--Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

   F2--Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

   F3--The capacity for the timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non investment grade.

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